EXHIBIT 10.62

Loan and Security Agreement

between

Martek Biosciences Corporation,
A Delaware Corporation,
as “Borrower”

and

Manufacturers And Traders Trust Company,
as “Administrative Agent” and as “Sole Book Runner”

and

Bank Of America, N.A.,
as “Syndication Agent”

and

SunTrust Bank,
as “Documentation Agent”

and

Manufacturers And Traders Trust Company
AND VARIOUS OTHER FINANCIAL INSTITUTIONS
NOW OR HEREAFTER PARTY HERETO

“As Lenders”

Dated: January 26, 2004

TABLE OF CONTENTS

Page

ARTICLE 1 - DEFINITIONS	1
Section 1.1. Account Debtor	1
Section 1.2. Account, Chattel Paper, Document, General Intangibles, Goods, Instrument, Letter-Of-Credit Right, Payment Intangible, Promissory Notes, And Software	1
Section 1.3. Adjusted Base Rate.	1
Section 1.4. Adjusted LIBOR Rate.	1
Section 1.5. Affiliate.	2
Section 1.6. Agreement.	2
Section 1.7. Applicable Percentage.	2
Section 1.8. Assignee.	2
Section 1.9. Base Rate.	3
Section 1.10. Base Rate Borrowing.	3
Section 1.11. Basis Point.	3
Section 1.12. Borrowing Date.	3
Section 1.13. Business Day.	3
Section 1.14. Calculation Date.	3
Section 1.15. Capital Adequacy Requirement.	3
Section 1.16. Capital Expenditures.	3
Section 1.17. Capital Lease Obligations.	3
Section 1.18. Casualty Event.	3
Section 1.19. Change Of Control.	3
Section 1.20. Closing.	4
Section 1.21. Code.	4
Section 1.22. Collateral.	4
Section 1.23. Commitment Amount.	4
Section 1.24. Commitment Fee.	4
Section 1.25. Commitment Percentage.	4
Section 1.26. Credit Documents.	5
Section 1.27. Default.	5
Section 1.28. Disposition.	5
Section 1.29. Domestic Subsidiary.	5
Section 1.30. EBITDA.	5
Section 1.31. Eligible Assignee.	5
Section 1.32. Employee Benefit Plan.	5
Section 1.33. Environmental Laws.	5
Section 1.34. ERISA.	6
Section 1.35. ERISA Affiliate.	6
Section 1.36. ERISA Liabilities.	6
Section 1.37. Event Of Default.	6
Section 1.38. Facilities.	6
Section 1.39. Federal Funds Rate.	6
Section 1.40. Fiscal Quarter.	6
Section 1.41. Fiscal Year.	6
Section 1.42. Fixed Charge Coverage Ratio.	6
Section 1.43. Fixed Charges.	7
Section 1.44. Funded Debt Payments.	7
Section 1.45. Funded Indebtedness.	7
Section 1.46. G.A.A.P.	7
Section 1.47. Governmental Authority.	7
Section 1.48. Guaranteed Pension Plan.	7

Page

Exhibits
Exhibit 2.1.1	Form of Revolving Loan Promissory Note
Exhibit 2.1.3.b	Form of Opinion of Borrower’s and Guarantors’ Counsel
Exhibit 2.1.3.e	Form of Officer’s Closing Certificate
Exhibit 3.8(a)	Form of Guaranty Agreement
Exhibit 3.8(b)	Form of Security Agreement from Guarantors
Exhibit 3.8(c)	Form of Financing Statement from Guarantors
Exhibit 3.9	Form of Stock Pledge Agreement
Exhibit 10.1.2.(c)	Form of Lender Assignment And Acceptance
Schedules
Schedule 1.82	Permitted Liens
Schedule 4.2	Litigation
Schedule 4.10	Chief Place Of Business
Schedule 4.11	Location Of Inventory
Schedule 4.12	Subsidiaries
Schedule 4.15	Liabilities And Obligations Not Disclosed In Financial Statements
Schedule 4.18.4	ERISA Withdrawal Liabilities
Schedule 4.19	Environmental Conditions

LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is dated as of January 26, 2004, by and between MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”); each of the “LENDERS” (as defined below); MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent for the LENDERS (in such capacity, together with its successors in such capacity, the “ADMINISTRATIVE AGENT”), and as Sole Book Runner; BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with its successors in such capacity, the “SYNDICATION AGENT”); and SUNTRUST BANK, as Documentation Agent (in such capacity, together with its successors in such capacity, the “DOCUMENTATION AGENT”).

RECITALS

     The BORROWER has requested that the LENDERS extend a revolving credit facility to the BORROWER. The LENDERS are willing to extend the requested revolving credit facility upon the terms and conditions of this Loan And Security Agreement.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

     As used in this Loan And Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Loan And Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Loan And Security Agreement are in all capital letters throughout this Loan And Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

     Section 1.1. Account Debtor. The term “ACCOUNT DEBTOR” means collectively each PERSON: (a) to or for whom the BORROWER has provided or has agreed to provide any goods or services; or (b) which owes the BORROWER any sum of money as a result of assets sold, leased or licensed or services provided by the BORROWER; or (c) which is the maker or endorser on any INSTRUMENT payable to the BORROWER or otherwise owes the BORROWER any sum of money on account of any loan or other payment obligation. With respect to each RECEIVABLE which is payable by any governmental authority, “ACCOUNT DEBTOR” includes, without limitation, the agency, instrumentality or official which has the duty of remitting or causing the remittance of the amounts owing on such ACCOUNT or other RECEIVABLE.

     Section 1.2. Account, Chattel Paper, Document, General Intangibles, Goods, Instrument, Letter-Of-Credit Right, Payment Intangible, Promissory Notes, And Software. The terms “ACCOUNT,” “CHATTEL PAPER,” “DOCUMENT,” “GENERAL INTANGIBLES,” “GOODS,” “INSTRUMENT,” “LETTER-OF-CREDIT RIGHT,” “PAYMENT INTANGIBLE,” “PROMISSORY NOTES,” and “SOFTWARE” shall have the same respective meanings as are given to those terms in the Uniform Commercial Code, as adopted and in effect in the State of Maryland.

     Section 1.3. Adjusted Base Rate. The term “ADJUSTED BASE RATE” means for any BASE RATE BORROWING that rate of interest equal to the BASE RATE plus the APPLICABLE PERCENTAGE.

     Section 1.4. Adjusted LIBOR Rate. The term “ADJUSTED LIBOR RATE” means, for any LIBOR BORROWING for any selected INTEREST PERIOD, that rate per annum, rounded upwards, if necessary, to the nearest one hundredth of one percent (.01%), determined by the ADMINISTRATIVE AGENT to be equal to the sum of: (a) the quotient obtained by dividing (i) the LIBOR RATE for such LIBOR BORROWING for such INTEREST PERIOD by (ii) 1.00 minus the RESERVE REQUIREMENT for such LIBOR BORROWING for such INTEREST PERIOD; plus (b) the APPLICABLE PERCENTAGE.

     Section 1.5. Affiliate. The term “AFFILIATE” means collectively any PERSON: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with the BORROWER, including, without limitation, the officers, managers and directors of the BORROWER; (b) that directly or beneficially owns or holds ten percent (10%) or more of any equity interests in the BORROWER; or (c) ten percent (10%) or more of whose equity interests are owned directly or controlled by the BORROWER. As used herein, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of the power to direct the management or policies of a PERSON, whether through ownership of equity interests, by contract or otherwise.

     Section 1.6. Agreement. The term “AGREEMENT” means this Loan And Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

     Section 1.7. Applicable Percentage. The term “APPLICABLE PERCENTAGE” means with respect to the LOANS, the COMMITMENT FEES, and the LETTERS OF CREDIT the following percentages corresponding to the LEVERAGE RATIO in effect as of the most recent CALCULATION DATE:

		APPLICABLE			APPLICABLE
		PERCENTAGE	APPLICABLE	APPLICABLE	PERCENTAGE
		FOR BASE	PERCENTAGE	PERCENTAGE	FOR
TIER	LEVERAGE	RATE	FOR LIBOR	FOR LETTERS	COMMITMENT
LEVEL	RATIO	BORROWINGS	BORROWINGS	OF CREDIT	FEES

1	< 1.000	0.000%	1.250%	1.250%	0.250%
2	1.000 but < 1.500	0.000%	1.500%	1.500%	0.250%
3	1.500 but < 2.000	0.000%	1.750%	1.750%	0.300%
4	> 2.000	0.000%	2.250%	2.250%	0.375%

     The initial APPLICABLE PERCENTAGES shall be based on Tier Level 4. Beginning on the first day of the first month following the receipt by the ADMINISTRATIVE AGENT of the annual audited financial statement of the BORROWER for the BORROWER’S fiscal year ending October 31, 2003, and quarterly thereafter, the APPLICABLE PERCENTAGES shall be determined and adjusted to correspond with the then current LEVERAGE RATIO as determined in accordance with the quarterly officer’s certificate to be provided by the BORROWER in accordance with Section 5.11.7 of this AGREEMENT. If the BORROWER fails to provide such quarterly officer’s certificate for any FISCAL QUARTER as required by and within the time limitations set forth in Section 5.11.7, the APPLICABLE PERCENTAGES from the applicable date of such failure shall be based on Tier Level 4 until five (5) BUSINESS DAYS after an appropriate officer’s certificate is provided, whereupon the appropriate Tier Level and corresponding APPLICABLE PERCENTAGES shall be determined by the LEVERAGE RATIO evidenced by such certificate. Except as set forth above, each APPLICABLE PERCENTAGE shall be effective from a CALCULATION DATE until the next CALCULATION DATE.

     Section 1.8. Assignee. The term “ASSIGNEE” means an ELIGIBLE ASSIGNEE who has acquired an assignment of a LENDER’S interests in a LOAN in accordance with the provisions of Section 10.1 of this AGREEMENT.

     Section 1.9. Base Rate. The term “BASE RATE” means, for any day, the rate per annum equal to the higher of: (a) the FEDERAL FUNDS RATE for such day plus fifty (50) BASIS POINTS; or (b) the PRIME RATE for such day. Any change in the BASE RATE due to a change in the PRIME RATE or the FEDERAL FUNDS RATE shall be effective on the effective date of such change in the PRIME RATE or the FEDERAL FUNDS RATE.

     Section 1.10. Base Rate Borrowing. The term “BASE RATE BORROWING” means each amount of the unpaid principal balance of a LOAN which in accordance with the terms of the AGREEMENT accrues interest at the BASE RATE.

     Section 1.11. Basis Point. The term “BASIS POINT” means one one-hundredth (.01) of one percent.

     Section 1.12. Borrowing Date. The term “BORROWING DATE” means any BUSINESS DAY specified in a notice issued by the BORROWER in accordance with Section 2.1.2 of this AGREEMENT as a date on which the BORROWER has requested that the LENDERS advance the proceeds of the LOANS to or for the account of the BORROWER.

     Section 1.13. Business Day. The term “BUSINESS DAY” means any day other than a Saturday, Sunday, or other day on which commercial banking institutions in the States of Maryland and New York are required to be closed.

     Section 1.14. Calculation Date. The term “CALCULATION DATE” means each of the dates upon which the APPLICABLE PERCENTAGES are to be determined and adjusted, which adjustment shall be made at the end of each FISCAL QUARTER on the date occurring five (5) BUSINESS DAYS after the date on which the ADMINISTRATIVE AGENT receives the quarterly officer’s certificate in accordance with the provisions of Section 5.11.7 of this AGREEMENT, or otherwise as required by the terms of this AGREEMENT.

     Section 1.15. Capital Adequacy Requirement. The term “CAPITAL ADEQUACY REQUIREMENT” means any LAW imposing any capital adequacy requirement or any other similar requirement (including but not limited to the capital adequacy regulations contained in Parts 3, 208 and 225 of Title 12 of the Code of Federal Regulations, as amended), any change in such LAWS or in the interpretation or application thereof, and any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or government authority.

     Section 1.16. Capital Expenditures. The term “CAPITAL EXPENDITURES” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for CAPITAL LEASE OBLIGATIONS) by the BORROWER during such period that are required by G.A.A.P. to be included in or reflected by the property, plant, equipment or similar capital asset accounts on the consolidated balance sheet of the BORROWER and its SUBSIDIARIES.

     Section 1.17. Capital Lease Obligations. The term “CAPITAL LEASE OBLIGATIONS” means collectively the obligations of any referenced PERSON to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such PERSON under G.A.A.P., and the amount of such obligations shall be the capitalized amount thereof determined in accordance with G.A.A.P.

     Section 1.18. Casualty Event. The term “CASUALTY EVENT” means any loss of or damage to, or any condemnation or other taking of, any of the COLLATERAL for which the BORROWER or its

SUBSIDIARIES receive insurance proceeds, or proceeds of a condemnation award or other compensation.

     Section 1.19. Change Of Control. The term “CHANGE OF CONTROL” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “ACT”), but excluding any employee benefit plan of such person or its SUBSIDIARIES, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Act, except that a person or group shall be deemed to have “beneficial ownership” of all capital stock that such person or group has the right to acquire (such right, an “OPTION RIGHT”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of twenty-five percent (25%) more of the voting stock of the BORROWER on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) that any such person or group beneficially owns as of the date of CLOSING; (b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the BORROWER ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or the nominating committee thereof or equivalent governing body, or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or (c) during any period of twelve (12) consecutive months any two of the three (3) individuals holding the positions of Chief Executive Officer, President, and Chief Financial Officer cease holding such positions with the BORROWER, and the BORROWER does not replace within one hundred eighty (180) days either of the preceding individuals that cease holding such positions with the BORROWER with an individual reasonably acceptable to the REQUIRED LENDERS.

     Section 1.20. Closing. The term “CLOSING” means the execution and delivery of this AGREEMENT, the NOTES, and various other CREDIT DOCUMENTS. The date of CLOSING is the date written above as the date of this AGREEMENT.

     Section 1.21. Code. The term “CODE” means the Internal Revenue Code of 1986, as amended, and all Treasury regulations, revenue rulings, revenue procedures or announcements issued thereunder.

     Section 1.22. Collateral. The term “COLLATERAL” means all of the following types of assets and personal property of the BORROWER, wherever located, whether now owned or hereafter acquired by the BORROWER, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, and packaging relating thereto: (a) ACCOUNTS; (b) INVENTORY, including returned, rejected, or repossessed INVENTORY and rights of reclamation and stoppage in transit with respect to INVENTORY; (c) RECEIVABLES; (d) all SOFTWARE evidencing or used in the tracking, monitoring, maintenance or collection of any of the foregoing; (e) all GENERAL INTANGIBLES necessary for the collection, monitoring or maintenance of RECEIVABLES, or for the sale of the INVENTORY; (f) all capital stock or other equity or ownership interests of the BORROWER in the SUBSIDIARIES of the BORROWER; (g) all RECORDS relating to or pertaining to any of the above listed COLLATERAL; and (h) all proceeds of the foregoing. The definition of COLLATERAL shall not include any INTELLECTUAL PROPERTY except to the limited extent that the use or licensing of any INTELLECTUAL PROPERTY is necessary for the liquidation, sale or collection of any of the COLLATERAL during any continuing EVENT OF DEFAULT. The definition of COLLATERAL shall include royalties, payments, and payment rights which arise from or with respect to the licensing, sale or other alienation of INTELLECTUAL PROPERTY.

     Section 1.23. Commitment Amount. The term “COMMITMENT AMOUNT” means as to any LENDER, the maximum aggregate principal amount which such LENDER has agreed to advance and have at any time outstanding as proceeds of the LOANS, which amount is set forth opposite such LENDER’S name on the signature pages hereof under the caption “Commitment Amount,” or as set forth on the most recently executed LENDER ASSIGNMENT executed after the date of CLOSING by such LENDER whether as assignor or assignee of such LENDER ASSIGNMENT with respect to any LENDER which acquires an assignment of the LOANS or any portion thereof after the date of CLOSING, as such percentage may change in order to reflect any subsequent assignments thereafter of the LOANS or any portion thereof in accordance with the provisions of Section 10.1 of this AGREEMENT.

     Section 1.24. Commitment Fee. The term “COMMITMENT FEE” has the meaning given that term in Section 2.1.7 of this AGREEMENT.

     Section 1.25. Commitment Percentage. The term “COMMITMENT PERCENTAGE” means, as to any LENDER, the percentage which is set forth opposite such LENDER’S name on the signature pages of this AGREEMENT as the “Commitment Percentage”, or as set forth in the most recently executed LENDER ASSIGNMENT executed after the date of CLOSING by such LENDER whether as assignor or assignee of such LENDER ASSIGNMENT with respect to any LENDER which acquires an assignment of the LOANS or any portion thereof after the date of CLOSING, as such percentage may change in order to reflect any subsequent assignments thereafter of the LOANS or any portion thereof in accordance with the provisions of Section 10.1 of this AGREEMENT.

     Section 1.26. Credit Documents. The term “CREDIT DOCUMENTS” means all agreements, instruments and documents, including without limitation each document listed as a “Credit Document” on a Closing Index of even date herewith, together with all other loan agreements (including without limitation this AGREEMENT), notes (including without limitation the NOTES), guarantees, subordination agreements, intercreditor agreements, the LETTER AGREEMENT, pledges, affidavits, powers of attorney, consents, assignments, landlord and mortgage waivers, collateral assignments, reimbursement agreements, contracts, notices, leases, financing statements, mortgages, deeds of trust, assignments of rents or contract proceeds, intellectual property security agreements, pledges, letter of credit applications, reimbursement agreements, INTEREST RATE HEDGES, and all other written matter, whether heretofore, now or hereafter executed by or on behalf of the BORROWER or any of the GUARANTORS, in connection with any of the OBLIGATIONS.

     Section 1.27. Default. The term “DEFAULT” means any event, occurrence or omission which, with the giving of notice, the passage of time, or both, would constitute an EVENT OF DEFAULT.

     Section 1.28. Disposition. The term “DISPOSITION” means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by the BORROWER or any of its SUBSIDIARIES.

     Section 1.29. Domestic Subsidiary. The term “DOMESTIC SUBSIDIARY” means any SUBSIDIARY of the BORROWER that is organized under the laws of any state or territory of the United States of America or under the laws of the District of Columbia.

     Section 1.30. EBITDA. The term “EBITDA” means, for any period of computation, the sum, for the BORROWER and its SUBSIDIARIES (determined on a consolidated basis without duplication), of the following: (a) NET INCOME for such period; plus (b) the aggregate amount of depreciation and amortization and other non-cash charges or non-cash expenses (to the extent deducted in determining NET INCOME for such period); plus (c) aggregate INTEREST EXPENSE for such period; plus (d) the aggregate amount of all income taxes for such period; plus (e) any non-cash expenses associated with stock compensation and/or stock awards, to the extent such non-cash expenses have been previously deducted in arriving at EBITDA. EBITDA shall be measured for the purposes of this AGREEMENT in the following manner for the following periods of time: (i) from the date of CLOSING through April 29, 2004 - the prior six (6) months of EBITDA multiplied by 2.0; (ii) from April 30, 2004 through July 30, 2004 - the prior nine (9) months of EBITDA multiplied by 1.333; and (iii) from July 31, 2004 and thereafter - the EBITDA for the immediately preceding four (4) FISCAL QUARTERS.

     Section 1.31. Eligible Assignee. The term “ELIGIBLE ASSIGNEE” means, with respect to any assignment of the rights, interest and obligations of any LENDER in accordance with the provisions of Section 10.1 of this AGREEMENT: (a) a commercial bank organized under the LAWS of the United States or any state thereof which is a member bank of the Federal Reserve System; or (b) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder by the LENDERS to the BORROWER and that has total assets in excess of One Billion Dollars ($1,000,000,000.00); or (c) a PERSON which is already a LENDER hereunder (whether as an original party to this AGREEMENT or as the assignee of another LENDER); or (d) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning LENDER; or (e) any other PERSON that has been approved in writing as an ELIGIBLE ASSIGNEE by the BORROWER and all of the SECURED PARTIES.

     Section 1.32. Employee Benefit Plan. The term “EMPLOYEE BENEFIT PLAN” means an “employee benefit plan” as defined in Section 3(3) of ERISA.

     Section 1.33. Environmental Laws. The term “ENVIRONMENTAL LAWS” means individually or collectively any applicable local, state or federal LAW, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state superlien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended (including, but not limited to, the Superfund Amendments and Reauthorization Act); the Resource Conservation and Recovery Act, as now or hereafter amended (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984); the Toxic Substances Control Act, as now or hereafter amended; the Clean Water Act, as now or hereafter amended; the Safe Drinking Water Act, as now or hereafter amended; or the Clean Air Act, as now or hereafter amended.

     Section 1.34. ERISA. The term “ERISA” means the Employee Retirement Income Security Act of 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

     Section 1.35. ERISA Affiliate. The term “ERISA AFFILIATE” means, in relation to any PERSON, any trade or business (whether or not incorporated) which is a member of a group of which that PERSON is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the CODE.

     Section 1.36. ERISA Liabilities. The term “ERISA LIABILITIES” means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of the BORROWER or any ERISA AFFILIATE of the BORROWER under any plan covered by ERISA that is not a MULTIEMPLOYER PLAN and all potential withdrawal liabilities of the BORROWER or any ERISA AFFILIATE under all MULTIEMPLOYER PLANS.

     Section 1.37. Event Of Default. The term “EVENT OF DEFAULT” means any of the events set forth in Article 7 of this AGREEMENT, provided that any requirement for the giving of notice, the lapse of time, or both, or any other expressly stated condition, has been satisfied.

     Section 1.38. Facilities. The term “FACILITIES” means all real property and the improvements thereon used or occupied or leased by the BORROWER or otherwise used at any time by the BORROWER in the operation of its business or for the manufacture, storage, or location of any of the COLLATERAL.

     Section 1.39. Federal Funds Rate. The term “FEDERAL FUNDS RATE” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined (which determination shall be conclusive and binding, absent manifest error) by the ADMINISTRATIVE AGENT to be equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the BUSINESS DAY next succeeding such day; provided that: (a) if such day is not a BUSINESS DAY, the FEDERAL FUNDS RATE for such day shall be such rate on such transactions on the next preceding BUSINESS DAY as so published on the next succeeding BUSINESS DAY; and (b) if no such rate is so published on such next succeeding BUSINESS DAY, the FEDERAL FUNDS RATE for such day shall be the average rate charged to the ADMINISTRATIVE AGENT (in its individual capacity) on such day on such transactions as determined by the ADMINISTRATIVE AGENT (which determination shall be conclusive and binding, absent manifest error).

     Section 1.40. Fiscal Quarter. The term “FISCAL QUARTER” means each period of three (3) consecutive months commencing on the first days of each consecutive November, February, May and August.

     Section 1.41. Fiscal Year. The term “FISCAL YEAR” means the fiscal year of the BORROWER which is the twelve (12) month accounting period commencing November 1 and ending October 31 of each calendar year, or such other accounting period selected by the BORROWER after notice to the ADMINISTRATIVE AGENT as required by Section 6.11 of this AGREEMENT.

     Section 1.42. Fixed Charge Coverage Ratio. The term “FIXED CHARGE COVERAGE RATIO” means the ratio as of the end of each FISCAL QUARTER for the period of computation of: (a) the EBITDA of the BORROWER and its SUBSIDIARIES for such period, minus cash taxes paid by the BORROWER and its SUBSIDIARIES during such period, minus that portion of the purchase price paid in connection with any acquisitions made in accordance with the authorization of Section 6.7(d) of this AGREEMENT which is paid in cash during such period if the aggregate cash balances maintained by the BORROWER and its SUBSIDIARIES were less than Fifty Million Dollars ($50,000,000.00) during such period, minus the amount of payments made during such period to repurchase shares of the BORROWER’S stock pursuant to the terms of any restricted share plan, as contemplated by Section 1.93(b) of this AGREEMENT, minus the amount of CAPITAL EXPENDITURES made by the BORROWER and its SUBSIDIARIES in such period if (x) the aggregate cash balances maintained by the BORROWER and its SUBSIDIARIES were less than Fifty Million Dollars ($50,000,000.00) during such period and (y) such CAPITAL EXPENDITURES were not financed with the use of borrowed funds or by leases required by G.A.A.P. to be classified and accounted for as capital leases; to (b) the FIXED CHARGES of the BORROWER and its SUBSIDIARIES for such period. Each calculation of EBITDA, and of the above-described deductions from EBITDA and of FIXED CHARGES used in determining the FIXED CHARGE COVERAGE RATIO shall be measured in the following manner for the following periods of time: (i) from the date of CLOSING through April 29, 2004, the prior six (6) months of the measured item multiplied by 2.0, (ii) from April 30, 2004 through July 30, 2004, the prior nine (9) months of the measured item multiplied by 1.33, and (iii) from July 31, 2004 and thereafter, the measured item for the immediately preceding four (4) FISCAL QUARTERS.

     Section 1.43. Fixed Charges. The term “FIXED CHARGES” means, for any period of computation, the sum of: (a) INTEREST EXPENSE for such period; plus (b) FUNDED DEBT PAYMENTS for such period.

     Section 1.44. Funded Debt Payments. The term “FUNDED DEBT PAYMENTS” means, as of the end of each FISCAL QUARTER, the sum of all scheduled payments of principal on FUNDED INDEBTEDNESS of the BORROWER and its SUBSIDIARIES (determined on a consolidated basis without duplication in accordance with G.A.A.P.) for the applicable FISCAL QUARTER ending on such date (including the principal component of payments due on CAPITAL LEASES during the applicable period ending on such date); it being understood that FUNDED DEBT PAYMENTS shall not include voluntary prepayments of the LOANS or mandatory prepayments of the LOANS required by the terms of this AGREEMENT.

     Section 1.45. Funded Indebtedness. The term “FUNDED INDEBTEDNESS” means, with respect to any PERSON, without duplication: (a) all INDEBTEDNESS of such PERSON other than INDEBTEDNESS of the types referred to in clauses (e), (f) (g), (i), (k), (l) and (m) of the definition of “INDEBTEDNESS” set forth in this AGREEMENT; (b) all INDEBTEDNESS of another PERSON of the type referred to in clause (a) above secured by (or for which the holder of such FUNDED INDEBTEDNESS has an existing right, contingent or otherwise, to be secured by) any LIEN on, or payable out of the proceeds of production from, property owned or acquired by such PERSON, whether or not the obligations secured thereby have been assumed; (c) all guaranties of such PERSON with respect to INDEBTEDNESS of the type referred to in clause (a) above of another PERSON; and (d) INDEBTEDNESS of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such PERSON is legally obligated or has a reasonable expectation of being liable with respect thereto.

     Section 1.46. G.A.A.P. The term “G.A.A.P.” means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

     Section 1.47. Governmental Authority. The term “GOVERNMENTAL AUTHORITY” means any nation or government, any union of nations or governments (including without limitation the European Union), any state, region, province, or other political subdivision of any nation, government or union of nations or governments, and any municipality, court or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     Section 1.48. Guaranteed Pension Plan. The term “GUARANTEED PENSION PLAN” means any pension plan maintained by the BORROWER or an ERISA AFFILIATE of the BORROWER, or to which the BORROWER or an ERISA AFFILIATE contributes, some or all of the benefits under which are guaranteed by the United States Pension Benefit Guaranty Corporation.

     Section 1.49. Guarantors. The term “GUARANTORS” means collectively all DOMESTIC SUBSIDIARIES of the BORROWER which have executed and delivered a GUARANTY AGREEMENT as required by Section 3.8 of this AGREEMENT.

      Section 1.50. Guaranty Agreements. The term “GUARANTY AGREEMENTS” means the Guaranty Agreements executed from time to time by the GUARANTORS for the benefit of the SECURED PARTIES.

     Section 1.51. Guaranty Indebtedness. The term “GUARANTY INDEBTEDNESS” means any obligation, contingent or otherwise, of any referenced PERSON directly or indirectly guaranteeing any debt or obligation of any other PERSON and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such PERSON: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm’s length price in the ordinary course of business); or (b) entered into for the purpose of assuring in any other manner the holder of such debt or obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part). The term GUARANTY INDEBTEDNESS shall not include endorsements for collection or deposit in the ordinary course of business.

     Section 1.52. Indebtedness. The term “INDEBTEDNESS” means, with respect to any referenced PERSON, without duplication: (a) all obligations of such PERSON for borrowed money; (b) all obligations of such PERSON evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made; (c) all obligations of such PERSON under conditional sale or other title retention agreements relating to property purchased by such PERSON (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (d) all obligations of such PERSON issued or assumed as the deferred purchase price of property or services purchased by such PERSON (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such PERSON; (e) all obligations of such PERSON under take-or-pay or similar arrangements or under commodities agreements; (f) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any LIEN on, or payable out of the proceeds of production from, property owned or acquired by such PERSON, whether or not the obligations secured thereby have been assumed; (g) all GUARANTY INDEBTEDNESS of such PERSON; (h) the principal portion of all obligations of such PERSON under capital leases; (i) all obligations of such PERSON under INTEREST RATE HEDGES; (j) the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created for the account of such PERSON and, without duplication, all drafts drawn thereunder (to the extent unreimbursed); (k) all preferred capital stock issued by such PERSON and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due by a fixed date; (l) with respect to the BORROWER, the principal portion of all obligations of such PERSON under off-balance sheet financing arrangements in the nature of “synthetic leases,” asset securitizations and other similar financings; (m the indebtedness of any partnership or unincorporated joint venture in which such PERSON is a general partner or a joint venturer and with respect to which such PERSON under applicable LAW has the liability for the repayment thereof.

     Section 1.53. Insolvency Proceedings. The term “INSOLVENCY PROCEEDINGS” means, with respect to any referenced PERSON, any case or proceeding commenced by or against such PERSON, under any provision of the United States Bankruptcy Code, as amended, or under any other federal or state bankruptcy or insolvency law, or any assignments for the benefit of creditors, formal or informal moratoriums, receiverships, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

     Section 1.54. Intellectual Property. The term “INTELLECTUAL PROPERTY” means all of the BORROWER’S right, title and interest, whether now owned or existing or hereafter acquired or arising, in all of the following property: (a) all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any governmental authority; (b) all domestic and foreign trademarks, trademark registrations, trademark applications, trade names, service marks, certification marks, logos and other source business identifiers, whether or not registered or filed with any governmental authority; (c) all United States and foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with (i) all renewals, reissues, divisions, continuations, certificates of reexamination, extensions and continuations-in-part of all of the foregoing, (ii) all present and future rights of the BORROWER under all present and future license agreements relating to all of the foregoing, whether the BORROWER is licensee or licensor thereunder, and (iii) all of the BORROWER’S present and future claims, causes of action and rights to sue for past, present or future infringements of all of the foregoing; (d) all rights corresponding thereto throughout the world; and (e) all goodwill of the BORROWER in connection with the use of, and symbolized by, any of the foregoing.

     Section 1.55. Interest Expense. The term “INTEREST EXPENSE” means, for any period of computation, for the BORROWER and its SUBSIDIARIES (determined on a consolidated basis without duplication in accordance with G.A.A.P.) the sum of the following: (a) interest expense on FUNDED INDEBTEDNESS of the BORROWER for such period (whether paid or accrued) and including the interest component of any payments in respect of CAPITAL LEASE OBLIGATIONS, as determined in accordance with G.A.A.P.; and (b) the net amount payable under any INTEREST RATE HEDGES during such period.

     Section 1.56. Interest Period. The term “INTEREST PERIOD” means with respect to any LIBOR BORROWING, each period commencing on the date upon which a LIBOR BORROWING has been selected to commence in accordance with the provisions of Section 2.2.2.b of this AGREEMENT, or the date upon which a BASE RATE BORROWING is converted to a LIBOR BORROWING, and ending one, (1), two (2), three (3) or six (6) months thereafter; provided that: (a) any INTEREST PERIOD which would otherwise end on a day which is not a BUSINESS DAY shall be extended to the next succeeding BUSINESS DAY unless such BUSINESS DAY falls in another calendar month, in which case such INTEREST PERIOD shall end on the immediately preceding BUSINESS DAY; (b) any INTEREST PERIOD which begins on the last BUSINESS DAY of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such INTEREST PERIOD) shall end on the last BUSINESS DAY of a calendar month; and (c) the BORROWER shall not select any INTEREST

PERIOD which would end after any applicable MATURITY DATE.

     Section 1.57. Interest Rate Hedge. The term “INTEREST RATE HEDGE” means, with respect to any referenced PERSON, an interest rate swap, hedge, cap or collar agreement or similar arrangement between such PERSON and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

     Section 1.58. Inventory. The term “INVENTORY” has the same meaning as provided to such term in the Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, together with all of the BORROWER’S GOODS, merchandise, materials, raw materials, goods in process, finished goods, work in progress, bindings or component materials, packaging and shipping materials and other tangible or intangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by the BORROWER, in the course of transport to or from ACCOUNT DEBTORS, used for demonstration, placed on consignment, or held at storage locations.

     Section 1.59. Laws. The term “LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

     Section 1.60. L/C Obligations. The term “L/C OBLIGATIONS” means collectively at any time of determination an amount equal to the sum of: (a) the aggregate undrawn and unexpired amount of the then outstanding LETTERS OF CREDIT; and (b) the aggregate amount in U.S. dollars of drawings under LETTERS OF CREDIT which have not then been reimbursed.

     Section 1.61. Lender Assignment. The term “LENDER ASSIGNMENT” shall have the same meaning as set forth in Section 10.1.2 of this AGREEMENT.

     Section 1.62. Lenders. The term “LENDERS” means collectively each of the signatories hereto designated as a “LENDER”, and each ASSIGNEE.

     Section 1.63. Letter Agreement. The term “LETTER AGREEMENT” means the Letter Agreement of even date herewith by and between the BORROWER and the ADMINISTRATIVE AGENT.

     Section 1.64. Letters Of Credit. The term “LETTERS OF CREDIT” means collectively any letters of credit issued by the ADMINISTRATIVE AGENT for the account or benefit of the BORROWER in accordance with the terms of this AGREEMENT.

     Section 1.65. Leverage Ratio. The term “LEVERAGE RATIO” means as of the last day of each FISCAL QUARTER of the BORROWER, the ratio of FUNDED INDEBTEDNESS of the BORROWER and its SUBSIDIARIES on a consolidated basis (as existing on the last day of such FISCAL QUARTER) to EBITDA.

     Section 1.66. LIBOR Borrowing. The term “LIBOR BORROWING” means each amount of the unpaid principal balance of a LOAN which is designated by the BORROWER in accordance with the terms of this AGREEMENT to accrue interest at the ADJUSTED LIBOR RATE for a separately designated INTEREST PERIOD.

     Section 1.67. LIBOR Rate. The term “LIBOR RATE” means, with respect to any LIBOR BORROWING for any INTEREST PERIOD therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) BUSINESS DAYS prior to the first day of such INTEREST PERIOD for a term comparable to such INTEREST PERIOD. If for any reason such rate is not available, the term “LIBOR RATE” shall mean, for any LIBOR BORROWING for any INTEREST PERIOD therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) BUSINESS DAYS prior to the first day of such INTEREST PERIOD for a term comparable to such INTEREST PERIOD; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

     Section 1.68. Liens. The term “LIENS” means with respect to any asset owned by a referenced PERSON: (a any lien, claim, charge, pledge, security interest, deed of trust, mortgage, or other encumbrance in, on or of such asset; (b the interest of a vendor or a lessor under any conditional sale agreement capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and (c) in the case of securities owned by any such PERSON, any purchase option, call or similar right of a third party with respect to such securities.

     Section 1.69. Loans. The term “LOANS” means collectively the revolving credit loans extended to the BORROWER as described in Section 2.1 of this AGREEMENT.

     Section 1.70. M&T. The term “M&T” means Manufacturers And Traders Trust Company.

     Section 1.71. Material Adverse Event. The term “MATERIAL ADVERSE EVENT” means the occurrence of any event, condition, or omission which could be reasonably expected to have a material adverse effect upon: (a) the financial condition, results of operations, properties, assets, liabilities (including, without limitation, tax liabilities, liabilities under ENVIRONMENTAL LAWS, and ERISA LIABILITIES), businesses, operations, capitalization, equity, licenses, or franchises of the BORROWER and its SUBSIDIARIES taken as a whole; (b) the ability of the BORROWER or of any of the GUARANTORS to perform any of the OBLIGATIONS when and as required by the terms of the CREDIT DOCUMENTS; (c) the rights and remedies of the SECURED PARTIES as provided by the CREDIT DOCUMENTS; or (d) the value, condition, use, or availability of any material portion of the COLLATERAL or upon the enforceability, continued perfection, or priority of any of the LIENS and security interests securing the OBLIGATIONS.

     Section 1.72. Maturity Date. The term “MATURITY DATE” means February 1, 2007.

     Section 1.73. Maximum Aggregate Loan Amount. The term “MAXIMUM AGGREGATE LOAN AMOUNT” means Eighty-Five Million Dollars ($85,000,000.00).

     Section 1.74. Minimum Borrowing Amount. The term “MINIMUM BORROWING AMOUNT” means: (a) for BASE RATE BORROWINGS, Two Hundred Fifty Thousand Dollars ($250,000.00); and (b) for LIBOR BORROWINGS, Five Million Dollars ($5,000,000.00).

      Section 1.75. Multiemployer Plan. The term “MULTIEMPLOYER PLAN” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the BORROWER, or any ERISA AFFILIATE of the BORROWER.

     Section 1.76. Net Available Proceeds. The term “NET AVAILABLE PROCEEDS” means: (a) in the case of any PREPAYMENT DISPOSITION, the aggregate amount of all cash payments, and the fair market value of any non-cash consideration, received by the BORROWER or its SUBSIDIARIES directly or indirectly in connection with such PREPAYMENT DISPOSITION, provided that (i) NET AVAILABLE PROCEEDS shall be net of (x) the amount of any legal, title, accounting, investment banking and recording tax expenses, commissions and other fees and expenses payable by the BORROWER or its SUBSIDIARIES in connection with such PREPAYMENT DISPOSITION, (y) any foreign or U.S. federal, state and local income or other taxes estimated to be payable by the BORROWER or its SUBSIDIARIES as a result of such PREPAYMENT DISPOSITION, and (z) reserves established in accordance with G.A.A.P. for obligations related to such PREPAYMENT DISPOSITION, and (ii) NET AVAILABLE PROCEEDS shall be net of any repayments (including reasonable expenses in connection therewith) by the BORROWER or any of its SUBSIDIARIES of INDEBTEDNESS to the extent that (x) such

INDEBTEDNESS is secured by a LIEN on the property that is the subject of such PREPAYMENT DISPOSITION, and (y) the transferee of (or holder of a LIEN on) such property requires that such INDEBTEDNESS be repaid as a condition to the DISPOSITION of such property; (b) in the case of any CASUALTY EVENT, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the BORROWER or its SUBSIDIARIES in respect of such CASUALTY EVENT net of (i) reasonable expenses incurred by the BORROWER or its SUBSIDIARIES in connection therewith, (ii) contractually required repayments of INDEBTEDNESS to the extent secured by a LIEN on such property, and (iii) any income and transfer taxes payable by the BORROWER or any of its SUBSIDIARIES in respect of such CASUALTY EVENT; and (c in the case of the issuance of debt obligations by the BORROWER or any of its SUBSIDIARIES, the aggregate amount of the proceeds of such debt issuance received by the BORROWER or its SUBSIDIARIES therefrom less any reasonable and necessary expenses incurred by the BORROWER or its SUBSIDIARIES in connection therewith.

     Section 1.77. Net Income. The term “NET INCOME” means, for any period of computation, the net income (or net deficit) of the BORROWER and its SUBSIDIARIES (determined on a consolidated basis without duplication) for such period, after deduction of all expenses, taxes and other proper charges, all as determined in accordance with G.A.A.P.

     Section 1.78. Notes. The term “NOTES” means collectively the Revolving Loan Promissory Notes of even date herewith issued by the BORROWER, as the maker thereof, to each of the LENDERS in accordance with the provisions of Section 2.1.1 of this AGREEMENT, and any Revolving Loan Promissory Notes subsequently issued in accordance with the provisions of Section 10.1.5 of this AGREEMENT, and all amendments and modifications thereto.

     Section 1.79. Obligations. The term “OBLIGATIONS” means collectively the obligations of the BORROWER to pay to the SECURED PARTIES or to perform for the benefit of the SECURED PARTIES: (a) sums due any of the SECURED PARTIES arising out of or in connection with the LOANS, the LETTERS OF CREDIT, the L/C OBLIGATIONS, or otherwise pursuant to the terms of the CREDIT DOCUMENTS, including without limitation all principal, accrued interest, fees and charges; (b) indemnification duties and obligations owed by the BORROWER to the SECURED PARTIES in accordance with the terms of the CREDIT DOCUMENTS, including without limitation the L/C OBLIGATIONS; (c) SECURED PARTY EXPENSES; (d) overdrafts of the BORROWER upon its accounts with the ADMINISTRATIVE AGENT or any of the LENDERS; (e) all other indebtedness, liabilities, duties, and covenants of the BORROWER to the SECURED PARTIES arising out of or related to the LOANS or the CREDIT DOCUMENTS, whether direct or indirect, joint or several, absolute or contingent, contemplated or not presently contemplated, now existing or hereafter arising; (f) any indebtedness owed to any LENDER with respect to INTEREST RATE HEDGES issued to mitigate or hedge interest rate risks relating to the LOANS; and (g) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of the SECURED PARTIES being avoided or set aside for any reason including, without limitation, any payment being avoided as a preference under Sections 547 and 550 of the United States Bankruptcy Code, as amended, or under any state law governing insolvency or creditors’ rights.

     Section 1.80. Other Taxes. The term “OTHER TAXES” means any stamp, court or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made at any time upon any of the OBLIGATIONS or from the execution, delivery, performance, enforcement, filing or registration of, or otherwise with respect to, this AGREEMENT or any other CREDIT DOCUMENT.

     Section 1.81. Permitted Investments. The term “PERMITTED INVESTMENTS” means: (a) currency of the United States of America; (b) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (c) investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, with a rating of at least “A-1” and “P-1” from Standard & Poor’s and Moody’s, respectively;

(d)  investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000; (e) repurchase agreements with a term of not more than 30 days for securities described in clause (b) of this definition and entered into with a financial institution satisfying the criteria described in clause (d) of this definition; (f) readily marketable obligations issued by any State of the United States of America or any political subdivision thereof or any authorized agency thereof having a rating of at least “A-1,” “P-1,” or “AAA” (as applicable), from either Standard & Poor’s or Moody’s; and (g) money market mutual funds having assets in excess of $250,000,000, substantially all of the assets of which are comprised of assets specified in clauses (a) through (f) above.

     Section 1.82. Permitted Liens. The term “PERMITTED LIENS” means: (a) LIENS for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable or which are being contested in compliance with the procedures set forth in Section 5.8 hereof; (b) LIENS in favor of the SECURED PARTIES; (c) any existing LIENS specifically described on Schedule 1.82 hereof; (d) any LIEN on specifically allocated money or securities to secure payments under workmen’s compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests in equipment (and security interests in equipment securing the refinancing of INDEBTEDNESS previously secured by a purchase money security interest therein) not to exceed, together with all purchase money security interests of the SUBSIDIARIES of the BORROWER, in aggregate amount outstanding at any one time the sum of Two Million Dollars ($2,000,000.00), provided that such purchase money security interests do not attach to any assets other than the specific item(s) of equipment acquired with the proceeds of the loan secured by such purchase money security interests and the proceeds thereof; (f) interests of lessors under capital leases; (g) LIENS of carriers, warehousemen, mechanics, materialmen and landlords arising in the ordinary course of business for sums not overdue or sums being diligently contested in good faith by appropriate procedures and for which adequate reserves have been set aside; (h) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies relating to real property owned or occupied by the BORROWER or its SUBSIDIARIES, in each case not securing INDEBTEDNESS and not materially interfering with the conduct of the business of the BORROWER or any of its SUBSIDIARIES; and (i) subsequently arising LIENS which are expressly approved in advance of the creation of any such LIENS by the ADMINISTRATIVE AGENT in writing.

     Section 1.83. Person. The term “PERSON” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court, government or political subdivision or agency thereof, or other legal entity.

     Section 1.84. Prepayment Disposition. The term “PREPAYMENT DISPOSITION” means any DISPOSITION by the BORROWER or any of the BORROWER’S SUBSIDIARIES other than DISPOSITIONS: (a) of INVENTORY or other assets of the BORROWER or its SUBSIDIARIES or the licensing of INTELLECTUAL PROPERTY by the BORROWER or its SUBSIDIARIES, in each case in the ordinary course of business; (b) of obsolete or worn-out property, tools or equipment, or property, tools or equipment no longer used or useful in the business of the BORROWER or any of its SUBSIDIARIES; or (c) to a SUBSIDIARY of the BORROWER or to the BORROWER.

     Section 1.85. Prime Rate. The term “PRIME RATE” means the rate of interest announced from time to time by the ADMINISTRATIVE AGENT, in its sole discretion, as its prime lending rate of interest, it being understood that such announced rate bears no inference, implication, representation, or warranty that such announced rate is charged to any particular customer or customers of the ADMINISTRATIVE AGENT. The ADMINISTRATIVE AGENT’S prime lending rate of interest is but one of several interest rate bases used by the ADMINISTRATIVE AGENT. Changes in the applicable interest rate shall be made as of, and immediately upon, the occurrence of changes in the ADMINISTRATIVE AGENT’S prime rate.

     Section 1.86. Receivables. The term “RECEIVABLES” means: (a) all ACCOUNTS; (b) all INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES, CHATTEL PAPER, PAYMENT INTANGIBLES, PROMISSORY NOTES, drafts, acceptances, and choses in action, of the BORROWER, now existing or hereafter created or acquired, and all proceeds and products thereof, and all rights thereto, in each case arising from or relating to the sale, lease or license of or the providing of INVENTORY, GOODS, or other assets or services by the BORROWER to ACCOUNT DEBTORS; (c) all SOFTWARE relating to any of the foregoing; (d) all rights to royalties or payments of any kind arising out of the licensing or sale of any INTELLECTUAL PROPERTY; and (e) all other rights, contingent or non-contingent, of any kind of the BORROWER to receive payment, benefit, or credit from any PERSON, other than casualty insurance proceeds or condemnation proceeds from the loss or taking of assets of the BORROWER which are not COLLATERAL.

     Section 1.87. Records. The term “RECORDS” means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

     Section 1.88. Regulated Substance. The term “REGULATED SUBSTANCE” means any substance which, pursuant to any ENVIRONMENTAL LAW, is identified as a hazardous substance (or other term having similar import) or is otherwise subject to special requirements under ENVIRONMENTAL LAWS in connection with the use, storage, transportation, disposition or other handling thereof.

     Section 1.89. Regulatory Change. The term “REGULATORY CHANGE” means any change after the date of CLOSING in the LAWS of the United States, any state thereof, or any other GOVERNMENTAL AUTHORITY, or the adoption or making after such date, of any interpretations, changes in convention, directives or requests applying to a class of depository institutions, including any LENDER, of or under any LAWS of the United States, any state thereof, or any other GOVERNMENTAL AUTHORITY (whether or not any such interpretation, directive or request has the force of LAW).

     Section 1.90. Release. The term “RELEASE” means a “release” as defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended.

     Section 1.91. Required Lenders. The term “REQUIRED LENDERS” means, at any time of determination, any combination of LENDERS holding at least sixty-six and two-thirds percent (66-2/3%) of: (a) the aggregate outstanding principal balances of the LOANS; and (b) unused COMMITMENT AMOUNTS.

     Section 1.92. Reserve Requirement. The term “RESERVE REQUIREMENT” means for any day during the referenced period the maximum rate at which reserves (including without limitation any marginal, special, supplemental or emergency reserves) are required to be maintained during such period under Regulation D of the Board of Governors of the Federal Reserve System, from time to time in effect (or any successor or other regulation or legal requirement relating to reserve requirements applicable to member banks of the Federal Reserve System) by member banks of the Federal Reserve System against “Eurocurrency Liabilities” as currently defined in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR BORROWINGS or loans is determined or any category of extensions of credit or other assets which include loans by a non-United States office of a bank to United States residents), whether or not a LENDER has any “Eurocurrency Liabilities” subject to such reserve requirements during the referenced period. LIBOR BORROWINGS shall be deemed to constitute “Eurocurrency Liabilities,” and as such shall be deemed subject to reserve requirements without benefits or credits for proration, exceptions or offsets that may be available from time to time to a LENDER. The ADJUSTED LIBOR RATE shall be adjusted automatically on and as of the effective date of any change in the RESERVE REQUIREMENT.

     Section 1.93. Restricted Payment. The term “RESTRICTED PAYMENT” means collectively:

(a)  any dividend or other payment or distribution, direct or indirect, on account of any equity interest in the BORROWER now or hereafter outstanding, except a dividend or distribution payable solely in the same class or type of equity interest to the holders of that class or type; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, by the BORROWER of any equity interest in the BORROWER now or hereafter outstanding (other than repurchases of shares held by employees or directors pursuant to the terms of any restricted share plan of the BORROWER, which in aggregate amount in any FISCAL YEAR do not exceed One Million Dollars ($1,000,000.00)); (c) any payment made by the BORROWER to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests in the BORROWER now or hereafter outstanding; or (d) any payment by the BORROWER of any management, consulting or similar fees which are not payments in amounts comparable to sums paid in the marketplace by entities comparable to the payor for similar services to unrelated employees or providers of management, consulting, or other services actually performed.

     Section 1.94. Secured Parties. The term “SECURED PARTIES” means collectively the ADMINISTRATIVE AGENT and the LENDERS.

     Section 1.95. Secured Party Expenses. The term “SECURED PARTY EXPENSES” means the out-of-pocket expenses or costs incurred by the ADMINISTRATIVE AGENT arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other CREDIT DOCUMENTS or the OBLIGATIONS. The term “SECURED PARTY EXPENSES” shall include, without limitation: (a) the costs required to be paid by the BORROWER by the terms of the CREDIT DOCUMENTS; (b) taxes and insurance premiums advanced or otherwise paid by the SECURED PARTIES in connection with the COLLATERAL or on behalf of the BORROWER; (c) filing and recording costs, title insurance premiums, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the ADMINISTRATIVE AGENT; (d) costs and expenses incurred by the ADMINISTRATIVE AGENT in the collection of the ACCOUNTS (with or without the institution of legal action), or to enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of the BORROWER whether or not a sale is consummated; (e) costs and expenses of litigation incurred by any SECURED PARTY or any participant of a SECURED PARTY in any of the OBLIGATIONS, in enforcing or defending this AGREEMENT or any portion hereof or in collecting any of the OBLIGATIONS; (f) reasonable attorneys’ fees and expenses incurred by the ADMINISTRATIVE AGENT in obtaining advice or the services of its attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; and (g) travel expenses of the ADMINISTRATIVE AGENT or its agents related to any of the foregoing.

     Section 1.96. Solvent. The term “SOLVENT” means, as to any referenced PERSON, that as of the date of determination both: (a) (i) the then fair saleable value of the property of such PERSON is greater than the total amount of liabilities (including contingent liabilities) of such PERSON and is not less than the amount that will be required to pay the probable liabilities on such PERSON’S then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such PERSON; (ii) such PERSON’S capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such PERSON does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such PERSON is “solvent” within the meaning given that term and similar terms under applicable LAWS relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     Section 1.97. Subsidiary. The term “SUBSIDIARY” means, with respect to any PERSON (the “PARENT”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the PARENT in the PARENT’S consolidated financial statements if such financial statements were prepared in accordance with G.A.A.P. as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the PARENT or one or more subsidiaries of the PARENT or by the PARENT and one or more subsidiaries of the PARENT. Unless otherwise specified, “SUBSIDIARY” means a SUBSIDIARY of the BORROWER.

     Section 1.98. Taxes. The term “TAXES” means any and all taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, imposed upon any SECURED PARTY, excluding, in the case of each SECURED PARTY (and/or its participants), taxes imposed on or measured by its net income (or taxes imposed in lieu of taxes on net income) by the jurisdiction (or any political subdivision thereof) under the laws of which it is organized or maintains a lending office.

     Section 1.99. Termination Event. The term “TERMINATION EVENT” means: (a) a “Reportable Event” described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30-day notice requirement has been waived by applicable regulation; (b) the withdrawal of the BORROWER or an ERISA AFFILIATE of the BORROWER from a GUARANTEED PENSION PLAN during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA; (c) the filing of a notice of intent to terminate a GUARANTEED PENSION PLAN or the treatment of a GUARANTEED PENSION PLAN amendment as a termination under Section 4041 of ERISA; (d) the institution of proceedings to terminate a GUARANTEED PENSION PLAN by the Pension Benefit Guaranty Corporation; (e) the withdrawal or partial withdrawal of the BORROWER or an ERISA AFFILIATE of the BORROWER from a MULTIEMPLOYER PLAN; or (f) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any GUARANTEED PENSION PLAN.

     Section 1.100. Transferee. The term “TRANSFEREE” means either an ASSIGNEE or a PARTICIPANT.

ARTICLE 2
TERMS OF THE LOANS AND LETTERS OF CREDIT

     Section 2.1. Commitment To Extend Loans. Subject to the terms and conditions of this AGREEMENT and the other CREDIT DOCUMENTS, each of the LENDERS severally agrees to extend a loan or loans to the BORROWER as an obligor (each a “LOAN” and collectively, the “LOANS”) from time to time until the MATURITY DATE, in aggregate principal amounts outstanding at any one time which do not exceed the amount of such LENDER’S COMMITMENT AMOUNT; provided, however, that the aggregate principal unpaid balances of all outstanding and unpaid LOANS (after giving effect to any amount requested) plus the aggregate amount of L/C OBLIGATIONS shall not exceed the MAXIMUM AGGREGATE LOAN AMOUNT (as decreased from time to time in accordance with the terms of this AGREEMENT). The BORROWER shall not request any advances of proceeds of the LOANS which would cause the aggregate unpaid principal balances of the LOANS to exceed either of the above-stated limitations. In the event that the aggregate unpaid principal balances of the LOANS exceed the limitations provided for herein, the BORROWER shall immediately make such payments to the ADMINISTRATIVE AGENT as will be sufficient to reduce the aggregate unpaid principal balances of the LOANS to an aggregate amount which will not be in excess of such limitations. Each LOAN extended by a LENDER shall be in a principal amount equal to the LENDER’S COMMITMENT PERCENTAGE of the aggregate principal balance of the LOANS requested on such occasion. Subject to the terms and conditions of this AGREEMENT and the other CREDIT DOCUMENTS, the BORROWER may borrow, prepay, and reborrow the LOANS in whole or in part until the MATURITY DATE.

          Section 2.1.1. Revolving Loan Promissory Notes. The obligations of the BORROWER to repay the LOANS to each of the LENDERS shall be evidenced by the NOTES in the form of the specimen Revolving Loan Promissory Note attached as Exhibit 2.1.1 hereto. The BORROWER shall deliver a NOTE on the date of CLOSING to each of the LENDERS, with the face amount of each NOTE to be in the amount of the COMMITMENT AMOUNT of the respective LENDER.

          Section 2.1.2. Procedure For Loan Borrowings. The BORROWER may borrow proceeds of the LOANS until (but not including) the MATURITY DATE, provided, that the BORROWER delivers to the ADMINISTRATIVE AGENT an irrevocable notice (which notice must be received by the ADMINISTRATIVE AGENT prior to 10:00 a.m. Buffalo, New York time: (a) two (2) BUSINESS DAYS prior to the requested BORROWING DATE, if all or any part of the requested advances of proceeds of the LOANS are to be initially LIBOR BORROWINGS; or (b) on the requested BORROWING DATE, if all of the requested advances of the proceeds of the LOANS are to be initially BASE RATE BORROWINGS, specifying: (i) the amount to be borrowed, (i) the requested BORROWING DATE, (ii) whether the borrowing is to be a LIBOR BORROWING, a BASE RATE BORROWING, or a combination thereof, and (iii) if the borrowing is to be entirely or partly a LIBOR BORROWING, the information required to be specified in the election described in Section 2.2.2(b) of this AGREEMENT. The above-described notice may be delivered to the ADMINISTRATIVE AGENT via facsimile with telephone confirmation. The ADMINISTRATIVE AGENT shall promptly notify each LENDER of the ADMINISTRATIVE AGENT’S receipt of each notice. Each LENDER will make the amount of its pro rata share (calculated in accordance with its respective COMMITMENT PERCENTAGE) of each requested borrowing available to the ADMINISTRATIVE AGENT for the account of the BORROWER at the offices of the ADMINISTRATIVE AGENT specified in this AGREEMENT prior to 12:00 Noon Buffalo, New York time on the BORROWING DATE requested by the BORROWER in U.S. Dollars and in funds immediately available to the ADMINISTRATIVE AGENT; provided, however, that each LENDER is provided with written notification thereof prior to 11:00 a.m. Buffalo, New York time on such date. Such borrowing will be made available to the BORROWER on or prior to 1:00 p.m. Buffalo, New York time by the ADMINISTRATIVE AGENT crediting the BORROWER’S account with the ADMINISTRATIVE AGENT with the aggregate of the amounts of proceeds of the LOANS made available to the ADMINISTRATIVE AGENT by the LENDERS and in like funds as received by the ADMINISTRATIVE AGENT. Each borrowing under the LOANS shall be in a principal amount of not less than the MINIMUM BORROWING AMOUNT.

          Section 2.1.3. Conditions Precedent To Initial Advances. The commitments of the LENDERS to extend the LOANS shall not become effective until the date on which the ADMINISTRATIVE AGENT shall have received each of the following documents, each of which shall be reasonably satisfactory to the ADMINISTRATIVE AGENT:

               a. Executed Counterparts. From each party hereto a counterpart of this AGREEMENT signed on behalf of such party.

               b. Opinion of Counsel. The opinion, dated the date of CLOSING (addressed to the ADMINISTRATIVE AGENT and to the LENDERS) of Hogan & Hartson L.L.P., counsel for the BORROWER, substantially in the form of Exhibit 2.1.3.b attached hereto.

               c. Organizational Documents. Such documents and certificates as the ADMINISTRATIVE AGENT or its counsel may reasonably request relating to the organization, existence and good standing of the BORROWER, the authorization of the LOANS, and any other legal matters relating to the BORROWER or this AGREEMENT by the BORROWER.

               d. Insurance. Certificates of insurance evidencing the existence of all insurance required to be maintained by the BORROWER in accordance with the CREDIT DOCUMENTS.

               e. Closing Certificate. A closing certificate, dated as of the date of CLOSING and signed by the chief financial officer of the BORROWER, substantially in the form of Exhibit 2.1.3.e attached hereto.

               f. Other Documents. Such other documents as the ADMINISTRATIVE

AGENT may reasonably request.

          Section 2.1.4. Conditions Precedent To Each Advance. The right of the BORROWER to receive each advance of proceeds of the LOANS, including the initial advance, shall be subject to each of the following conditions precedent:

               a. No Defaults Or Events Of Default. No event shall have occurred on or prior to such date and be continuing on such date which constitutes a DEFAULT or EVENT OF DEFAULT.

               b. Continuing Accuracy Of Representations And Warranties. Each representation and warranty of the BORROWER set forth in this AGREEMENT shall be materially true and correct, except to the extent that the BORROWER has previously advised the ADMINISTRATIVE AGENT in writing of the occurrence or existence of any condition or event which makes any representation or warranty no longer materially accurate or correct. The BORROWER acknowledges that each request by the BORROWER for an advance of proceeds of the LOANS constitutes a reaffirmation by the BORROWER of the continuing accuracy of such representations and warranties, except to the extent to the contrary disclosed to the ADMINISTRATIVE AGENT by written notice from the BORROWER.

               c. Receipt Of Reports. The ADMINISTRATIVE AGENT shall be in receipt of all reports, financial statements, financial information and financial disclosures required by the CREDIT DOCUMENTS, except to the extent that the ADMINISTRATIVE AGENT has waived in writing the receipt thereof.

               d. No Illegalities. It shall not be unlawful for the LENDERS to perform any of the agreements or obligations imposed upon the LENDERS by any of the CREDIT DOCUMENTS or for the BORROWER or any of the GUARANTORS to perform any of their respective agreements or obligations as provided by the CREDIT DOCUMENTS.

               e. No Material Adverse Event. No MATERIAL ADVERSE EVENT shall have occurred and then be continuing.

          Section 2.1.5. Repayment Of Loans. The BORROWER unconditionally promises to pay to the ADMINISTRATIVE AGENT for the accounts of the LENDERS, the then unpaid principal amount of each LOAN on or before the MATURITY DATE (or on any earlier date on which the LOANS become due and payable as required by the stated provisions of this AGREEMENT). The BORROWER unconditionally promises to pay to the ADMINISTRATIVE AGENT for the accounts of the LENDERS all interest which has accrued upon the unpaid principal amounts of the LOANS from time to time outstanding from the date of CLOSING until the date of payment in full of the LOANS at the rates per annum, and on the dates set forth in Section 2.2 of this AGREEMENT. All sums due to the LENDERS in connection with the LOANS shall be paid in full on or before the MATURITY DATE.

          Section 2.1.6. Permitted Purposes Of Loans. The proceeds of the LOANS shall be used by the BORROWER solely for the general corporate purposes of the BORROWER.

          Section 2.1.7. Commitment Fees. For each FISCAL QUARTER during the term of the LOANS, the BORROWER agrees to pay to the ADMINISTRATIVE AGENT for the ratable accounts of the LENDERS an unused commitment fee (“COMMITMENT FEE”) calculated by subtracting the average daily disbursed aggregate principal balances of the LOANS and the average aggregate face amount of issued and outstanding LETTERS OF CREDIT during such FISCAL QUARTER (calculated on the basis of the actual number of days elapsed in a year of 360 days) from the MAXIMUM AGGREGATE LOAN AMOUNT (as such MAXIMUM AGGREGATE LOAN AMOUNT may be reduced from time to time in accordance with the provisions of this AGREEMENT), and multiplying any positive difference thereof by the APPLICABLE PERCENTAGE then in effect for COMMITMENT FEES. The COMMITMENT FEES shall be payable in arrears on the first BUSINESS DAY of each succeeding FISCAL QUARTER with the first of such

COMMITMENT FEES to be paid on February 2, 2004 for the period of time beginning on the date of CLOSING and ending on January 31, 2004.

          Section 2.1.8. Permanent Reduction Of Maximum Aggregate Loan Amount. The BORROWER shall have the right at any time and from time to time, upon not less than five (5) BUSINESS DAYS prior written notice to the ADMINISTRATIVE AGENT, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, the MAXIMUM AGGREGATE LOAN AMOUNT, provided that: (a) each reduction shall be in an amount of not less than Five Million Dollars ($5,000,000.00) or, if greater, an integral multiple of One Million Dollars ($1,000,000.00); and (b) no reduction shall be permitted if, after giving effect thereto, and to any repayments of the LOANS made on the effective date thereof, the aggregate principal balances of the LOANS then unpaid and outstanding would exceed the MAXIMUM AGGREGATE LOAN AMOUNT then in effect.

     Section 2.2. Interest Terms Applicable To The Loans. Interest shall accrue upon the unpaid principal balances of the LOANS until the LOANS have been repaid in full at the rate or rates described below in this Section 2.2.

          Section 2.2.1. Adjusted Base Rate. Except as otherwise provided by the terms of this AGREEMENT, the LOANS shall bear interest on the unpaid principal balances at the fluctuating ADJUSTED BASE RATE. Absent a timely election by the BORROWER in accordance with Section 2.2.2.b of this AGREEMENT, the unpaid balances of the LOANS, including any balances of any LIBOR BORROWINGS for which the applicable INTEREST PERIOD has expired, shall be automatically deemed to bear interest at the ADJUSTED BASE RATE. Changes in the interest rate shall be made when and as changes in the BASE RATE occur. For each BASE RATE BORROWING, all accrued and unpaid interest shall be payable monthly in arrears on the first BUSINESS DAY of each succeeding calendar month, with the first of such payments to be due on February 2, 2004. Each election by the BORROWER of a BASE RATE BORROWING shall be in the MINIMUM BORROWING AMOUNT applicable to BASE RATE BORROWINGS, or any multiple thereof.

          Section 2.2.2. Adjusted LIBOR Rate Option. Subject to the terms of this Section, interest may accrue at the election of the BORROWER for INTEREST PERIODS selected by the BORROWER, at the ADJUSTED LIBOR RATE on portions of the unpaid principal balances of the LOANS. Any LIBOR BORROWING or election for a LIBOR BORROWING pursuant to the provisions of this Section shall be subject to the following terms and conditions:

               a. Payments. For each of the LIBOR BORROWINGS, accrued interest shall be paid to the ADMINISTRATIVE AGENT for the accounts of the LENDERS in arrears on the first BUSINESS DAY of each month during each INTEREST PERIOD and on the last day of each applicable INTEREST PERIOD.

               b. Notice Of Election. By 10:00 a.m. Buffalo, New York time on that BUSINESS DAY which occurs two (2) BUSINESS DAYS prior to the BUSINESS DAY on which the BORROWER desires that an INTEREST PERIOD commence, the BORROWER shall deliver a written election to the ADMINISTRATIVE AGENT specifying: (1) the commencement date of and length of the relevant INTEREST PERIOD, and (2) the dollar amount of that portion of the total aggregate principal amount of the LOANS identified by the BORROWER, which are to bear interest at the ADJUSTED LIBOR RATE, which amount shall not be less than the MINIMUM BORROWING AMOUNT applicable to LIBOR BORROWINGS and with any increments to the MINIMUM BORROWING AMOUNT to be in minimum multiples of Two Hundred Fifty Thousand Dollars ($250,000.00).

               c. Effect Of Election. Interest shall accrue from and including the first day of each INTEREST PERIOD selected by the BORROWER to (but not including) the last day of such INTEREST PERIOD at the ADJUSTED LIBOR RATE determined as applicable to such INTEREST PERIOD upon the amount of the unpaid principal balances of the LOANS identified by the BORROWER in the BORROWER’S written election.

               d. Interest Periods. There shall be no more than five (5) INTEREST PERIODS outstanding at any one time. No INTEREST PERIOD may expire after the MATURITY DATE.

               e. Availability. If the REQUIRED LENDERS determine at any time that a REGULATORY CHANGE or a change in market conditions has made it impractical for the LENDERS to offer pricing based on the ADJUSTED LIBOR RATE, the ADMINISTRATIVE AGENT may give notice of such determination to the BORROWER, and all advances which are then accruing interest at an ADJUSTED LIBOR RATE shall, on the last day(s) of the then applicable current INTEREST PERIOD(S) automatically and without further notice, begin to accrue interest at the ADJUSTED BASE RATE. Until such time as the REQUIRED LENDERS determine that a REGULATORY CHANGE or a change in market conditions has again made it practical for the LENDERS to offer pricing at the ADJUSTED LIBOR RATE, the LENDERS will not be obligated to further offer pricing based upon the ADJUSTED LIBOR RATE, and any notice from the BORROWER requesting such a rate option will be ineffective.

               f. Breakage Costs. The BORROWER agrees to compensate the LENDERS from time to time, upon demand from any LENDER through the ADMINISTRATIVE AGENT, for all losses, expenses, lost earnings, costs and liabilities (including, without limitation, all interest paid to lenders of funds borrowed by the LENDERS to carry LIBOR BORROWINGS) which any of the LENDERS sustains if: any repayment or prepayment of any LIBOR BORROWINGS (including, without limitation, any payment resulting from the acceleration of the LOANS in accordance with the terms of this AGREEMENT or as a result of any mandatory prepayments required by the terms of this AGREEMENT) or any conversion of a LIBOR BORROWING for any reason occurs on a date which is not the last day of the applicable INTEREST PERIOD; or any failure by the BORROWER to borrow a LIBOR BORROWING or convert a BASE RATE BORROWING to a LIBOR BORROWING on the date for such borrowing or conversion specified in the relevant notice of election given by the BORROWER to the LENDERS in accordance with the terms of this AGREEMENT.

               g. Termination Of Right To Elect LIBOR Borrowings. Notwithstanding anything to the contrary set forth in this AGREEMENT, and without limiting any other rights and remedies of the LENDERS, the REQUIRED LENDERS during any continuing DEFAULT or EVENT OF DEFAULT may suspend the right of the BORROWER to convert any BASE RATE BORROWING into a LIBOR BORROWING or to permit any LIBOR BORROWING to be renewed as a LIBOR BORROWING, in which case all LOANS shall be converted (on the last days of the respective INTEREST PERIODS therefor) or continued, as the case may be, as BASE RATE BORROWINGS.

          Section 2.2.3. Calculation Of Interest. Interest shall be calculated upon LIBOR BORROWINGS on the basis of a 360 day per year factor applied to the actual days on which there exists an unpaid balance of the LIBOR BORROWINGS. Interest shall be calculated upon BASE RATE BORROWINGS on the basis of a 365 or 366 days per year factor applied to the actual days on which there exists an unpaid balance of the BASE RATE BORROWINGS.

          Section 2.2.4. Default Interest. The interest rates payable upon the LOANS may be increased during any continuing EVENT OF DEFAULT upon the authorization of the REQUIRED LENDERS to that rate equal to the ADJUSTED BASE RATE plus two hundred (200) BASIS POINTS until the EVENT OF DEFAULT has been cured to the satisfaction of the REQUIRED LENDERS or waived by the ADMINISTRATIVE AGENT upon the authorization of the REQUIRED LENDERS.

          Section 2.2.5. Maximum Rate Of Interest. Any provision contained in the CREDIT DOCUMENTS to the contrary notwithstanding, the holders of the NOTES shall not be entitled to receive or collect, nor shall the BORROWER be obligated to pay, interest, fees, or charges thereunder in excess of the maximum rate of interest permitted by any applicable LAW, and if any provision of this AGREEMENT, the NOTES or any of the other CREDIT DOCUMENTS is construed or held by any court of law or GOVERNMENTAL BODY having jurisdiction to permit or require the charging, collection or payment of any amount of interest in excess of that permitted by such LAWS, the provisions of this Section shall control and shall override any contrary or inconsistent provision. The intention of the parties is to at all times conform strictly with all applicable usury requirements and other LAWS limiting the maximum rates of interest which may be lawfully charged upon the LOANS. The interest to be paid pursuant to the NOTES shall be held subject to reduction to the amount allowed under said usury or other laws as now or hereafter construed by the courts having jurisdiction, and any sums of money paid in excess of the interest rate allowed by applicable law shall be applied in reduction of the principal amount owing pursuant to the NOTES. The BORROWER acknowledges and irrevocably stipulates for all purposes that it has been contemplated at all times by the parties that the LAWS of the State of Maryland will govern the maximum rate of interest that it is permissible for the LENDERS to charge the BORROWER.

          Section 2.2.6. Late Payment Charges. Any payment of principal, interest or fees due upon any of the LOANS which is received by the ADMINISTRATIVE AGENT more than fifteen (15) calendar days after its due date shall incur a late payment charge equal to five percent (5%) of the amount of the payment due. All late payment charges shall be payable upon the demand of the ADMINISTRATIVE AGENT. The existence of the right by the LENDERS to receive a late payment charge shall not be deemed to constitute a grace period or provide any right to the BORROWER to make a payment other than on such payment’s scheduled due date.

     Section 2.3. Voluntary Prepayments. Any principal balances of the LOANS accruing interest at the ADJUSTED LIBOR RATE may be prepaid in whole or in part at any time without penalty or premium, provided that the LENDERS are compensated for any breakage costs incurred by the LENDERS as a result of any such repayment in accordance with the provisions of Section 2.2.2.f of this AGREEMENT. Any principal balance of the LOANS bearing interest at the BASE RATE may be prepaid in whole or in part at any time without penalty or premium.

     Section 2.4. Mandatory Prepayments. The BORROWER shall have the obligation to apply to the unpaid principal balances of the LOANS and all accrued interest and fees all of the NET AVAILABLE PROCEEDS received by the BORROWER from any PREPAYMENT DISPOSITIONS, CASUALTY EVENTS, or issuances of INDEBTEDNESS for borrowed money other than proceeds from purchase money INDEBTEDNESS which is otherwise permitted by the terms of this AGREEMENT. The MAXIMUM AGGREGATE LOAN AMOUNT and the COMMITMENT AMOUNTS shall be permanently reduced by the amount of each payment of the NET AVAILABLE PROCEEDS that is applied to the unpaid principal balances of the LOANS. Notwithstanding the foregoing, (A) an amount equal to such NET AVAILABLE PROCEEDS shall not be required to be so applied to any of the OBLIGATIONS and to the reduction of the MAXIMUM AGGREGATE LOAN AMOUNT and the COMMITMENT AMOUNTS so long as no DEFAULT or EVENT OF DEFAULT is then continuing and such NET AVAILABLE PROCEEDS (i) do not exceed Five Million Dollars ($5,000,000.00) when aggregated with all other NET AVAILABLE PROCEEDS not applied to the OBLIGATIONS and the permanent reduction of the MAXIMUM AGGREGATE LOAN AMOUNT and the COMMITMENT AMOUNTS, and (ii) are used to purchase replacement assets, in each case within 180 days following the date of receipt of such NET AVAILABLE PROCEEDS, and (B) if all or any portion of such NET AVAILABLE PROCEEDS not required to be so applied as provided above in this Section 2.4 are not so reinvested to purchase replacement assets within such 180-day period (or such earlier date, if any, if the BORROWER determines not to reinvest the NET AVAILABLE PROCEEDS as set forth above), an amount equal to such remaining portion shall be applied on the last day of such period (or such earlier date, as the case may be) as provided above in this Section 2.4 without regard to this proviso.

     Section 2.5. Letters Of Credit. Subject to the terms and conditions of this AGREEMENT, the ADMINISTRATIVE AGENT, in reliance upon the agreements of the LENDERS set forth in Section 2.5.3 of this AGREEMENT, agrees to issue LETTERS OF CREDIT for the account of the BORROWER on any BUSINESS DAY from the CLOSING DATE through but not including the MATURITY DATE in such form as may be approved from time to time by the ADMINISTRATIVE AGENT provided: (a) no DEFAULT or EVENT OF DEFAULT has occurred and is then continuing; (b) the aggregate amount of L/C OBLIGATIONS (after giving effect to any requested issuance) shall not exceed Five Million Dollars ($5,000,000.00); (c) the sum of the L/C OBLIGATIONS (after giving effect to the requested issuance) plus the aggregate unpaid principal balances of the LOANS shall not exceed the MAXIMUM AGGREGATE

LOAN AMOUNT (as decreased from time to time in accordance with the terms of this AGREEMENT); (d) no LETTER OF CREDIT shall have a term greater than one (1) year nor an expiration date later than the MATURITY DATE; and (e) the issuance of any requested LETTER OF CREDIT shall not conflict with or cause the ADMINISTRATIVE AGENT or any LENDER to exceed any limits imposed by any LAWS applicable to the ADMINISTRATIVE AGENT or the LENDER.

          Section 2.5.1 Procedures For Issuance Of Letters Of Credit. The BORROWER may from time to time request that the ADMINISTRATIVE AGENT issue a LETTER OF CREDIT by delivering to the ADMINISTRATIVE AGENT a completed letter of credit application in the standard form then being used by the ADMINISTRATIVE AGENT. To the extent that any provisions of the ADMINISTRATIVE AGENT’S standard form letter of credit application conflict with the provisions of this AGREEMENT, the provisions of this AGREEMENT shall control. Upon receipt of the BORROWER’S application, the ADMINISTRATIVE AGENT shall process such application and issue the LETTER OF CREDIT requested thereby provided, however, that the ADMINISTRATIVE AGENT shall not be required to issue any LETTER OF CREDIT earlier than three (3) BUSINESS DAYS after the receipt by the ADMINISTRATIVE AGENT of the application and of all certificates, documents, and other papers and information required by the ADMINISTRATIVE AGENT which relates thereto. The ADMINISTRATIVE AGENT shall promptly furnish a copy of each LETTER OF CREDIT to the BORROWER and to each of the LENDERS.

          Section 2.5.2. Commissions And Charges. The BORROWER shall pay to the ADMINISTRATIVE AGENT for the account of the LENDERS a per annum fee with respect to each LETTER OF CREDIT in an amount equal to that sum obtained by multiplying the face amount of each LETTER OF CREDIT by the APPLICABLE PERCENTAGE for LETTERS OF CREDIT in effect on the date of the issuance of the LETTER OF CREDIT, which fee shall be payable on the date of issuance of each LETTER OF CREDIT. The BORROWER shall further pay or reimburse the ADMINISTRATIVE AGENT for such normal and customary costs and expenses as are incurred or charged by the ADMINISTRATIVE AGENT in issuing, effecting payment under, amending, extending, renewing, or otherwise administering any LETTER OF CREDIT.

          Section 2.5.3. Agreement Of Lenders To Purchase Proportionate Share Of Letters Of Credit. In order to induce the ADMINISTRATIVE AGENT to issue LETTERS OF CREDIT for the account of the BORROWER in accordance with the terms of this AGREEMENT, each LENDER unconditionally and irrevocably agrees to accept and purchase and hereby accepts and purchases from the ADMINISTRATIVE AGENT, on the terms and conditions hereinafter stated, for such LENDER’S own account and risk an undivided interest equal to such LENDER’S COMMITMENT PERCENTAGE in the ADMINISTRATIVE AGENT’S obligations and rights under each LETTER OF CREDIT issued hereunder and the amount of each draft paid by the ADMINISTRATIVE AGENT thereunder. Each LENDER unconditionally and irrevocably agrees with the ADMINISTRATIVE AGENT that, if a draft is paid under any LETTER OF CREDIT for which the ADMINISTRATIVE AGENT is not immediately reimbursed in full by the BORROWER in accordance with the terms of this AGREEMENT, such LENDER shall pay to the ADMINISTRATIVE AGENT upon demand by the ADMINISTRATIVE AGENT of an amount equal to such LENDER’S COMMITMENT PERCENTAGE of the amount of such draft, or any part thereof, which is not so reimbursed.

          Section 2.5.4. Reimbursement Obligations Of The Borrower. The BORROWER unconditionally and irrevocably agrees to reimburse the ADMINISTRATIVE AGENT on each date on which the ADMINISTRATIVE AGENT notifies the BORROWER of the date and amount of a draft paid under any LETTER OF CREDIT for the amount of such draft so paid and any taxes, charges, or other costs or expenses incurred by the ADMINISTRATIVE AGENT in connection with such payment. If any draft under a LETTER OF CREDIT is payable in a currency other than U.S. dollars, the BORROWER shall reimburse the ADMINISTRATIVE AGENT for such draft by paying to the ADMINISTRATIVE AGENT the equivalent in U.S. dollars of the amount required to purchase the currency from the ADMINISTRATIVE AGENT at the ADMINISTRATIVE AGENT’S current selling rate of exchange in Buffalo, New York for cable transfers to the place of payment in the currency and amount in which such draft was drawn (or if there is no current selling rate of exchange generally offered by the ADMINISTRATIVE AGENT for effecting such cable transfers, the amount of U.S. dollars required to be paid shall be based on such rate as the ADMINISTRATIVE AGENT shall determine in good faith for such purpose). Interest shall be payable on any and all amounts remaining unpaid by the BORROWER under this Section from the date such amounts become payable (whether at stated maturity, by acceleration, or otherwise) until payment in full at the BASE RATE. Each drawing under any LETTER OF CREDIT shall be deemed to automatically constitute a request by the BORROWER to the ADMINISTRATIVE AGENT for a BASE RATE BORROWING under the LOANS in the amount of such drawing to be made on the date on which the ADMINISTRATIVE AGENT notifies the BORROWER of the drawing, and the proceeds of such BASE RATE BORROWING shall be applied automatically by the LENDER to satisfy the BORROWER’S reimbursement obligations set forth in this Section.

          Section 2.5.5. Borrower’s Reimbursement Obligations Are Absolute. The BORROWER’S reimbursement obligations hereunder shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the BORROWER may have or has had against the ADMINISTRATIVE AGENT, the LENDERS, or any beneficiary of a LETTER OF CREDIT. The BORROWER agrees that neither the ADMINISTRATIVE AGENT nor any of the LENDERS shall be responsible for, nor shall the BORROWER’S duties and obligations hereunder under the LOAN DOCUMENTS be affected by, among other things, the form, validity, sufficiency, accuracy, genuineness or legal effect of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the BORROWER and any beneficiary of any LETTER OF CREDIT or any other party to which such LETTER OF CREDIT may be transferred or any claims whatsoever of the BORROWER against any beneficiary of such LETTER OF CREDIT or any such transferee. Neither the ADMINISTRATIVE AGENT nor the LENDERS shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any LETTER OF CREDIT. The BORROWER agrees that any action taken or omitted by the ADMINISTRATIVE AGENT or the LENDERS under or in connection with any LETTER OF CREDIT or the related drafts or documents shall be binding on the BORROWER and shall not result in any liability of the ADMINISTRATIVE AGENT or the LENDERS to the BORROWER, absent the gross negligence or wilful misconduct of the ADMINISTRATIVE AGENT or the LENDERS.

     Section 2.6. Pro Rata Treatment And Payments.

          Section 2.6.1. Distribution Of Payments To Lenders. Except as otherwise expressly provided to the contrary by the terms of this AGREEMENT, all payments (including prepayments) to be made by the BORROWER hereunder, whether on account of principal, interest, fees or otherwise shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon Buffalo, New York time on the due date thereof to the ADMINISTRATIVE AGENT for the accounts of the LENDERS at the ADMINISTRATIVE AGENT’S offices in Buffalo, New York, in immediately available U.S. Dollars. The ADMINISTRATIVE AGENT shall distribute such payments to the LENDERS entitled to receive the same promptly upon receipt in like funds as received.

          Section 2.6.2. Funding Of Loans. The LENDERS agree that the ADMINISTRATIVE AGENT may assume that each LENDER will fund its pro rata portion of each borrowing requested by the BORROWER in accordance with the terms of this AGREEMENT and that the ADMINISTRATIVE AGENT may, in reliance upon such assumption, make available to the BORROWER a corresponding amount. If such amount is not funded and made available to the ADMINISTRATIVE AGENT by the time required hereunder, any LENDER not making such timely funding shall pay to the ADMINISTRATIVE AGENT on demand such amount with interest thereon at a rate equal to the interest rate applicable to such borrowing. If such LENDER’S portion of such borrowing is not made available to the ADMINISTRATIVE AGENT within three (3) BUSINESS DAYS of the date required for funding, the ADMINISTRATIVE AGENT shall be entitled to recover from any such LENDER the unfunded amount together with interest thereon calculated at the fluctuating interest rate equal to the ADJUSTED BASE RATE plus two hundred (200) BASIS POINTS. A certificate of the ADMINISTRATIVE AGENT submitted to any LENDER with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          Section 2.6.3. Ratable Sharing. Each borrowing by the BORROWER and each payment of principal or interest (including prepayments) made by the BORROWER upon the unpaid balances of the LOANS shall be shared ratably by the LENDERS in accordance with their respective COMMITMENT PERCENTAGES. Any reduction in the MAXIMUM AGGREGATE LOAN AMOUNT shall be made ratably among the LENDERS in accordance with their respective COMMITMENT PERCENTAGES.

     Section 2.7. Application Of Payments. Except as expressly required to the contrary by the terms of this AGREEMENT, all payments received upon the LOANS may be applied first to SECURED PARTY EXPENSES, next to late payment charges, then to accrued interest and the unpaid principal balances of the LOANS, or in such other order as elected by the REQUIRED LENDERS.

     Section 2.8. Increased Costs And Reduced Return.

          Section 2.8.1. Yield Protection. If the adoption or change of any LAW, rule, or any change in the interpretation or administration thereof by any GOVERNMENTAL AUTHORITY, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any LENDER with any request or directive (whether or not having the force of law) of any such GOVERNMENTAL AUTHORITY, central bank, or comparable agency or any REGULATORY CHANGE after the date of CLOSING: (a) subjects such LENDER to any tax, duty, or other charge with respect to any LOAN or NOTE, or changes the basis of taxation of any amounts payable to such LENDER under this AGREEMENT or any NOTE in respect of any LOAN or otherwise with respect to any OBLIGATIONS (other than taxes imposed on the overall net income of such LENDER by the jurisdiction in which such LENDER has its principal office); (b) imposes, modifies, or deems applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the RESERVE REQUIREMENT utilized in the determination of the ADJUSTED LIBOR RATE) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such LENDER, including the applicable LOANS extended by such LENDER hereunder or any other OBLIGATIONS owing to such LENDER; or (c) imposes on such LENDER or the applicable interbank market any other condition affecting this AGREEMENT or any NOTE or any OBLIGATION or any of such extensions of credit or liabilities or commitments or the costs of deposits maintained by any LENDER in obtaining funds to carry any of the LOANS or OBLIGATIONS; and the result of any of the foregoing is to increase the cost to such LENDER of the making, converting into, continuing, or maintaining or participating in any LOAN or to reduce any yield or sum received or receivable by such LENDER under this AGREEMENT or any NOTE with respect to any LOAN or other OBLIGATION, then the BORROWER shall pay to such LENDER on demand such amount or amounts as will compensate such LENDER for such increased cost or reduction.

          Section 2.8.2. Changes In Capital Adequacy Requirements. If any LENDER determines that the adoption or change of any CAPITAL ADEQUACY REQUIREMENT or change in the interpretation or administration thereof by any GOVERNMENTAL AUTHORITY, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such GOVERNMENTAL AUTHORITY, central bank, or comparable agency after the date hereof has or would have the effect of reducing the rate of return on the capital of such LENDER or any corporation controlling such LENDER as a consequence of such LENDER’S obligations hereunder to a level below that which such LENDER or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the BORROWER shall pay to such LENDER such additional amount or amounts as will compensate such LENDER for such reduction.

          Section 2.8.3. Compensation To Lenders. Any LENDER claiming compensation under this Section shall furnish to the BORROWER and to the ADMINISTRATIVE AGENT a statement setting forth in reasonable detail the reason and the additional amount or amounts to be paid to such LENDER hereunder and the calculation thereof which shall be conclusive in the absence of manifest error. In determining such amount, such LENDER may use any reasonable averaging and attribution methods.

     Section 2.9. Taxes.

          Section 2.9.1. No Deductions For Taxes. All payments by the BORROWER to the SECURED PARTIES in accordance with this AGREEMENT, any of the NOTES, or any other CREDIT DOCUMENT shall be made without deduction or withholding for any TAXES. In addition, the BORROWER shall pay all OTHER TAXES.

          Section 2.9.2. Adjustments For Taxes; Obligation To Pay Taxes. If the BORROWER is required by LAW to deduct or withhold any TAXES or OTHER TAXES from or in respect of any sum payable to any secured party, then: (a) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such LENDER or the ADMINISTRATIVE AGENT, as the case may be, receives and retains an amount equal to the sum it would have received and retained had not such deductions or withholdings been made; (b) the BORROWER shall make such deductions and withholdings; and (c) the BORROWER shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable LAWS.

          Section 2.9.3. Indemnification. The BORROWER agrees to indemnify and hold harmless each of the SECURED PARTIES for the full amount of TAXES and OTHER TAXES in the amount necessary to preserve the after-tax yield that each LENDER would have received if such TAXES or OTHER TAXES, as the case may be, had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such TAXES or OTHER TAXES, as the case may be, were correctly or legally asserted. Payment under this indemnification shall be made by the BORROWER within thirty (30) days after the date the applicable SECURED PARTY makes written demand therefor.

          Section 2.9.4. Receipts. Within thirty (30) days after the date of any payment by the BORROWER of TAXES or OTHER TAXES, the BORROWER shall furnish to each applicable SECURED PARTY the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such SECURED PARTY.

          Section 2.9.5. Foreign Lenders. Each LENDER organized under the laws of a jurisdiction outside the United States shall from time to time if requested in writing by the BORROWER, provide the BORROWER and the ADMINISTRATIVE AGENT with: (a) Internal Revenue Service Form 1001 or 4224, as appropriate (or if such LENDER is not a “bank” or other PERSON described in Section 881(c)(3) of the CODE and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (a) above, a Certificate of Non-Bank Status), or any successor form prescribed by the Internal Revenue Service, certifying that such LENDER is entitled to benefits under an income tax treaty to which the United States is a party which establishes such LENDER is not subject to withholding tax on payments of interest or certifying that the income receivable pursuant to this AGREEMENT is effectively connected with the conduct of a trade or business in the United States; (b) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service; and (c) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the CODE), certifying that such LENDER is entitled to an exemption from a tax on payments made upon any of the OBLIGATIONS.

          Section 2.9.6. Delivery Of Forms And Certificates. Each LENDER required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section hereby agrees, from time to time after the initial delivery by such LENDER of such forms, certificates or other evidence, that whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such LENDER shall promptly deliver to the ADMINISTRATIVE AGENT and to the BORROWER two (2) new original copies of Internal Revenue Service Form 1001 or 4224, as appropriate, a Certificate of Non-Bank Status, or Internal Revenue Service Form W-8 or W-9, as appropriate, as the case may be, properly completed and duly executed by such LENDER, together with any other certificate or statement of exemption required in order to confirm or establish that such LENDER is not subject to deduction or withholding of United States federal income tax with respect to payments to such LENDER under the

CREDIT DOCUMENTS, or such LENDER shall notify the ADMINISTRATIVE AGENT and the BORROWER of its inability to deliver any such forms, certificates or other evidence.

          Section 2.9.7. Survival After Repayment. The payment and indemnification obligations of the BORROWER under this entire Section 2.9 shall survive the termination of this AGREEMENT and the repayment of the OBLIGATIONS.

     Section 2.10. Payments To Administrative Agent. The BORROWER shall pay to the ADMINISTRATIVE AGENT for the ADMINISTRATIVE AGENT’S own account the fees and expenses required by the LETTER AGREEMENT.

     Section 2.11. Facility Fee. The BORROWER shall pay to the ADMINISTRATIVE AGENT for the pro rata accounts of the LENDERS on or before CLOSING a non-refundable and unconditional facility fee of Three Hundred Eighteen Thousand Seven Hundred Fifty Dollars ($318,750.00), which shall be the absolute property of the LENDERS upon payment. The facility fee shall not be considered to be a payment of any of the SECURED PARTY EXPENSES incurred in connection with the LOANS and shall be paid independent of the amount of proceeds of the LOANS ultimately advanced to the BORROWER.

     Section 2.12. Payments. All payments received by the SECURED PARTIES which are to be applied to reduce the OBLIGATIONS shall be provisional and shall not be considered final unless and until such payment is not subject to avoidance under any provision of the United States Bankruptcy Code, as amended, including Sections 547 and 550, or any state law governing insolvency or creditors’ rights. If any payment is avoided or set aside under any provision of the United States Bankruptcy Code, including Sections 547 and 550, or any state law governing insolvency or creditors’ rights, the payment shall be considered not to have been made for all purposes of this AGREEMENT and the SECURED PARTIES shall adjust their respective records to reflect the fact that the avoided payment was not made and has not been credited against the OBLIGATIONS.

     Section 2.13. Advancements. If the BORROWER fails to perform any of its agreements or covenants contained in this AGREEMENT or if the BORROWER fails to protect or preserve the COLLATERAL or the status and priority of the security interests of the SECURED PARTIES in the COLLATERAL, and such failure shall remain uncured for three (3) BUSINESS DAYS after the ADMINISTRATIVE AGENT shall have notified the BORROWER thereof, the ADMINISTRATIVE AGENT for the account of the LENDERS may make advances to perform the same on behalf of the BORROWER to protect or preserve the COLLATERAL or the status and priority of the security interests of the SECURED PARTIES in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interests granted in this AGREEMENT, and shall become part of the principal amount owed to the LENDERS with interest to be assessed at the ADJUSTED BASE RATE plus two hundred (200) BASIS POINTS. The BORROWER shall repay on demand all sums so advanced on the BORROWER’S behalf, plus all expenses or costs incurred by the ADMINISTRATIVE AGENT, on account of the LENDERS, including reasonable legal fees, with interest thereon. The provisions of this Section shall not be construed to prevent the institution of the rights and remedies of the ADMINISTRATIVE AGENT upon the occurrence of an EVENT OF DEFAULT. The authorization contained in this Section is not intended to impose any duty or obligation on the ADMINISTRATIVE AGENT to perform any action or make any advancement on behalf of the BORROWER and is intended to be for the sole benefit and protection of the LENDERS.

ARTICLE 3
SECURITY FOR THE OBLIGATIONS

     The payment, performance and satisfaction of the OBLIGATIONS shall be secured by the following assurances of payment and security.

     Section 3.1. Grant Of Security Interests. In order to secure the repayment and performance of all OBLIGATIONS, both currently existing and arising in the future, the BORROWER grants to the ADMINISTRATIVE AGENT for the benefit of the SECURED PARTIES, and assigns as collateral to the ADMINISTRATIVE AGENT for the benefit of the SECURED PARTIES, an immediate and continuing security interest in and to the COLLATERAL. The BORROWER further pledges, hypothecates and grants to the SECURED PARTIES a continuing security interest in and to, all amounts that may be owing at any time and from time to time by any of the SECURED PARTIES to the BORROWER in any capacity, including but not limited to any balance or share belonging to the BORROWER of any deposit or other account with any of the SECURED PARTIES, which security interest shall be independent of and in addition to any right of set-off to which the SECURED PARTIES may be entitled.

     Section 3.2. Proceeds And Products. The security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

     Section 3.3. Priority Of Security Interests. Each of the LIENS granted by the BORROWER to the SECURED PARTIES pursuant to any of the CREDIT DOCUMENTS shall be perfected first priority LIENS, except for PERMITTED LIENS which by operation of law or the written consent of the ADMINISTRATIVE AGENT constitute prior encumbrances.

     Section 3.4. Future Advances. The LIENS granted by the BORROWER to the SECURED PARTIES pursuant to the CREDIT DOCUMENTS shall secure all current and all future advances made by the SECURED PARTIES to the BORROWER, or for the account or benefit of the BORROWER. The SECURED PARTIES may advance or readvance upon repayment by the BORROWER all or any portion of the sums loaned to the BORROWER and any such advance or readvance shall be fully secured by the LIENS created by the CREDIT DOCUMENTS.

     Section 3.5. Lock Box. Upon the written request of the ADMINISTRATIVE AGENT, the BORROWER shall instruct all of its ACCOUNT DEBTORS during any continuing EVENT OF DEFAULT to make all payments on the BORROWER’S RECEIVABLES to a post office box to which the ADMINISTRATIVE AGENT alone shall have sole access. All proceeds made to such post office box shall periodically be withdrawn by the ADMINISTRATIVE AGENT and applied toward payment of all or any part of the OBLIGATIONS, whether or not then due, in such order of application as the ADMINISTRATIVE AGENT may determine. The ADMINISTRATIVE AGENT shall have no obligation to provide any provisional or other credit for any deposited funds which are not collected funds free of any rights of return.

     Section 3.6. Collection Of Receivables By Administrative Agent. The ADMINISTRATIVE AGENT shall have the right during any continuing EVENT OF DEFAULT to send notices of assignment or notices of the SECURED PARTIES’ security interests to the ACCOUNT DEBTORS or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the ADMINISTRATIVE AGENT shall have the sole right to collect the RECEIVABLES and to take possession of the COLLATERAL and RECORDS relating thereto for the benefit of the SECURED PARTIES. All of the SECURED PARTIES’ collection expenses shall be charged to the BORROWER’S accounts and added to the OBLIGATIONS. During any continuing EVENT OF DEFAULT, the ADMINISTRATIVE AGENT shall have the right to receive, indorse, assign and deliver in the ADMINISTRATIVE AGENT’S name or the BORROWER’S name all checks, drafts and other instruments for the payment of money relating to the RECEIVABLES, and the BORROWER hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. The BORROWER hereby constitutes the ADMINISTRATIVE AGENT or the ADMINISTRATIVE AGENT’S designee as its attorney-in-fact with power during any continuing EVENT OF DEFAULT with respect to the RECEIVABLES: (a) to indorse its name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of COLLATERAL that may come into the ADMINISTRATIVE AGENT’S possession; (b) to sign its name on any invoices relating to any of the RECEIVABLES, drafts against ACCOUNT DEBTORS, assignments and verifications of RECEIVABLES and notices to ACCOUNT DEBTORS; (c) to send verifications of RECEIVABLES to any ACCOUNT DEBTOR; (d) to notify the Post Office to change the address for delivery of mail addressed to it to such address as the ADMINISTRATIVE AGENT may designate; (e) to receive and open all mail addressed to it and to remove therefrom all cash, checks, drafts and other payments of money; and (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from wilful misconduct or gross negligence. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the OBLIGATIONS remain unpaid. During any continuing EVENT OF DEFAULT, the ADMINISTRATIVE AGENT, without notice to or consent from the BORROWER, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the RECEIVABLES or any securities, instruments or insurances applicable thereto or release the obligor thereon. The ADMINISTRATIVE AGENT is authorized and empowered to accept the return of the goods represented by any of the RECEIVABLES, without notice to or consent by the BORROWER, all without discharging or in any way affecting the liability of the BORROWER under the CREDIT DOCUMENTS. The ADMINISTRATIVE AGENT does not, by anything herein or in any assignment or otherwise, assume any of the obligations of the BORROWER under any contract or agreement assigned to the LENDER, and the ADMINISTRATIVE AGENT shall not be responsible in any way for the performance by the BORROWER of any of the terms and conditions thereof.

     Section 3.7. Maintenance Of Principal Accounts. As further security for the OBLIGATIONS, the BORROWER agrees to maintain its principal operating accounts with M&T so long as M&T is the ADMINISTRATIVE AGENT.

     Section 3.8. Guaranty Agreements. Each DOMESTIC SUBSIDIARY shall execute and deliver a GUARANTY AGREEMENT in form and substance as Exhibit 3.8(a) attached hereto, and shall execute and delivery a Security Agreement in form and substance as Exhibit 3.8(b) attached hereto, pursuant to which such DOMESTIC SUBSIDIARY shall: (a) secure its obligations arising from its GUARANTY AGREEMENT; and (b) authorize the filing by the ADMINISTRATIVE AGENT of financing statements in form and substance as Exhibit 3.8(c) attached hereto.

     Section 3.9. Stock Pledge Agreement. The BORROWER shall execute and deliver to the ADMINISTRATIVE AGENT for the benefit of the SECURED PARTIES Stock Pledge Agreements in form and substance as Exhibit 3.9 attached hereto, pursuant to which the BORROWER shall further secure the repayment and performance of the OBLIGATIONS by pledging: (a) all of the capital stock and ownership interests of the BORROWER in each DOMESTIC SUBSIDIARY; and (b) the maximum amount of capital stock and ownership interests of the BORROWER in each of its SUBSIDIARIES which are not DOMESTIC SUBSIDIARIES that may be pledged without causing the accumulated earnings and profits of such non-DOMESTIC SUBSIDIARIES to be included in the income of the BORROWER for United States income tax purposes.

     Section 3.10. Further Assurances. The BORROWER agrees promptly to execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the ADMINISTRATIVE AGENT may reasonably request from time to time in order: (a) to perfect and protect the security interests to be created hereby; (b) to enable the ADMINISTRATIVE AGENT to exercise and enforce the rights and remedies of the SECURED PARTIES hereunder in respect of the COLLATERAL; or (c) otherwise to effect the purposes of this AGREEMENT.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

     To induce the SECURED PARTIES to enter into this AGREEMENT, the BORROWER makes the representations and warranties set forth in this Article 4. The BORROWER acknowledges the justifiable right of the SECURED PARTIES to rely upon these representations and warranties. The BORROWER agrees to promptly notify the ADMINISTRATIVE AGENT of the occurrence after the date of CLOSING of any condition or event which would make any of the following representations and warranties no longer materially accurate.

     Section 4.1. Accuracy Of Information. All information submitted by or on behalf of the BORROWER or any of the GUARANTORS in connection with any of the OBLIGATIONS was true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

     Section 4.2. No Litigation. Except as set forth on Schedule 4.2 attached hereto, there are no actions, suits, citations, violations, directions, notices or proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the BORROWER, or the assets or properties thereof, which, if determined adversely to the BORROWER: (a) could require the BORROWER to pay over more than One Million Dollars ($1,000,000.00) or deliver assets the value of which exceeds that sum (whether or not the claim is considered to be covered by insurance); or (b) could reasonably be expected to be or cause a MATERIAL ADVERSE EVENT.

     Section 4.3. Liens. The LIENS granted by the BORROWER and its SUBSIDIARIES to the SECURED PARTIES in accordance with the terms of the CREDIT DOCUMENTS will have the priorities required by the CREDIT DOCUMENTS. No LIENS exist on any of the assets of the BORROWER or its SUBSIDIARIES except for PERMITTED LIENS against the COLLATERAL and any LIENS against the assets of the SUBSIDIARIES which are expressly authorized by the terms of the CREDIT DOCUMENTS.

     Section 4.4. Authority; Approvals And Consents.

          Section 4.4.1. Authority. The BORROWER has the legal authority to enter into each of the CREDIT DOCUMENTS and to perform, observe and comply with all of its agreements and obligations thereunder, including, without limitation the borrowings contemplated hereby.

          Section 4.4.2. Approvals. The execution and delivery by the BORROWER of each of the CREDIT DOCUMENTS, the performance by the BORROWER of all of its agreements and obligations under the CREDIT DOCUMENTS, and the borrowings contemplated by this AGREEMENT, have been duly authorized by all necessary action and will not: (a) contravene any provision of its organizational documents; (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any LIEN upon any of its property under any agreement, trust deed, indenture, mortgage or other instrument to which it is a party or by which it or any of its property is bound or affected (except for LIENS created for the benefit of the SECURED PARTY); (c) violate or contravene any provision of any LAWS (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) or any order, ruling or interpretation thereunder or any decree, order of judgment of any court or GOVERNMENTAL AUTHORITY (all as from time to time in effect and applicable to the BORROWER); or (d) require any waivers, consents or approvals by any of its creditors which have not been obtained.

          Section 4.4.3. Consents. Other than the filings and recordings required to perfect the LIENS granted in accordance with the CREDIT DOCUMENTS, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required for the execution and delivery by the BORROWER of the CREDIT DOCUMENTS or for the performance by the BORROWER of any of the agreements and obligations thereunder.

     Section 4.5. Binding Effect Of Documents, Etc. Each of the CREDIT DOCUMENTS which the BORROWER has executed and delivered as contemplated and required to be executed and delivered as of the date of CLOSING by this AGREEMENT, has been duly executed and delivered by the BORROWER and is the legal, valid and binding obligation of the BORROWER and is enforceable against the BORROWER in accordance with all stated terms.

     Section 4.6. No Events Of Default. There is not currently existing any action, event, or condition which presently constitutes a DEFAULT or an EVENT OF DEFAULT.

     Section 4.7. Guaranty Agreements. The GUARANTY AGREEMENTS and the accompanying Security Agreements are the valid and binding obligations of the GUARANTORS and are fully enforceable against the GUARANTORS in accordance with all outstanding terms.

     Section 4.8. Taxes. The BORROWER and its SUBSIDIARIES have each: (a) filed all federal, state and local tax returns and other reports which it is required by applicable LAWS to file prior to the date hereof and which are material to the conduct of the its business; (b) paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable prior to the date hereof unless being contested in accordance with the procedures of Section 5.8 hereof; and (c) made adequate provisions for the payment of such taxes, assessments or other charges accruing but not yet payable. The BORROWER has no knowledge of any deficiency or additional assessment in connection with any taxes, assessments or charges not provided for on the books of account of the BORROWER and its SUBSIDIARIES or reflected in the financial statements of the BORROWER and its SUBSIDIARIES.

     Section 4.9. Compliance With Laws. The BORROWER has complied in all material respects with all applicable LAWS, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; and (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business, except where noncompliance could not reasonably be expected to be or result in a MATERIAL ADVERSE EVENT.

     Section 4.10. Chief Places Of Business, Etc. The chief executive office, chief place of business, and the places where the BORROWER keeps its RECORDS concerning the COLLATERAL are set forth on Schedule 4.10 attached hereto.

     Section 4.11. Location Of Inventory. The INVENTORY is located solely at the BORROWER’S locations set forth on Schedule 4.11 attached hereto. None of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON, except as specifically disclosed on Schedule 4.11 attached hereto.

     Section 4.12. Subsidiaries. All of the SUBSIDIARIES of the BORROWER are identified on Schedule 4.12 attached hereto.

     Section 4.13. No Labor Agreements. The BORROWER is not subject to any collective bargaining agreement or any agreement, contract, decree or order requiring it to recognize, deal with or employ any PERSONS organized as a collective bargaining unit or other form of organized labor.

     Section 4.14. Approvals. The BORROWER possesses all franchises, approvals, licenses, contracts, merchandising agreements, merchandising contracts and governmental approvals, registrations and exemptions necessary for it lawfully to conduct its business and operation as presently conducted and as anticipated to be conducted after the date of CLOSING, except where any such failure could not reasonably be expected to be or result in a MATERIAL ADVERSE EVENT.

     Section 4.15. Financial Statements. The financial statements of the BORROWER and its SUBSIDIARIES which have been delivered to the ADMINISTRATIVE AGENT prior to the date of this AGREEMENT, fairly present the financial condition of the BORROWER and its SUBSIDIARIES as of the respective dates thereof and the results and operations of the BORROWER and its SUBSIDIARIES for the fiscal periods ended on such respective dates, all in accordance with G.A.A.P. The BORROWER has no direct or contingent liability or obligation known to the BORROWER that would be required to be disclosed in the BORROWER’S financial statements under G.A.A.P. that are not disclosed on the financial statements delivered to the ADMINISTRATIVE AGENT or disclosed on Schedule 4.15 hereto. There has been no material adverse change in the financial condition of the BORROWER and its SUBSIDIARIES since October 31, 2003.

     Section 4.16. Solvency. The BORROWER will be SOLVENT both before and after

CLOSING, after giving effect to the OBLIGATIONS and all of the BORROWER’S liabilities.

     Section 4.17. Fair Labor Standards Act. The BORROWER has complied in all material respects with the Fair Labor Standards Act of 1938, as amended, except to the extent that any noncompliance would not represent a MATERIAL ADVERSE EVENT.

     Section 4.18. Employee Benefit Plans.

          Section 4.18.1. Compliance. The BORROWER and its ERISA AFFILIATES are in compliance in all material respects with all applicable provisions of ERISA and the regulations thereunder and of the CODE with respect to all EMPLOYEE BENEFIT PLANS, except to the extent that any noncompliance would not represent a MATERIAL ADVERSE EVENT.

          Section 4.18.2. Absence Of Termination Event. No TERMINATION EVENT has occurred or is reasonably expected to occur with respect to any GUARANTEED PENSION PLAN.

          Section 4.18.3. Actuarial Value. The actuarial present value (as defined in Section 4001 of ERISA) of all benefit commitments (as defined in Section 4001 of ERISA) under each GUARANTEED PENSION PLAN does not exceed the assets of that plan.

          Section 4.18.4. No Withdrawal Liability. Except as set forth on Schedule 4.18.4 attached hereto, neither the BORROWER nor any of its ERISA AFFILIATES has incurred or reasonably expects to incur any withdrawal liability under ERISA in connection with any MULTIEMPLOYER PLANS.

     Section 4.19. Environmental Conditions. Except as disclosed in Schedule 4.19 attached hereto:

          Section 4.19.1. Existence Of Permits. The BORROWER maintains all legally required governmental permits, licenses, variances, clearances and all other necessary approvals required under the ENVIRONMENTAL LAWS for use of the FACILITIES and the operation and conduct of its business as currently conducted (including, but not limited to, the handling, transporting, treating, storage, disposal, discharge, or RELEASE of REGULATED SUBSTANCES, if any, into, on or from the environment (including, but not limited to, any air, water, or soil)) from all applicable federal, state, and local governmental authorities including, but not limited to, any and all appropriate federal or state environmental protection agencies and other county or city departments (collectively, the “EPA PERMITS”).

          Section 4.19.2. Compliance With Permits. Each issued EPA PERMIT is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any PERSON. The BORROWER is in compliance in all material aspects with each issued EPA PERMIT.

          Section 4.19.3. No Litigation. Neither the BORROWER nor any of the FACILITIES is the subject of any private or governmental litigation, or to the knowledge of the BORROWER, threatened litigation, LIEN or judicial or administrative notice, order or action under ENVIRONMENTAL LAWS involving the BORROWER or any of the FACILITIES relating to REGULATED SUBSTANCES or liabilities under ENVIRONMENTAL LAWS.

          Section 4.19.4. No Releases. To the best knowledge of the BORROWER, there has been no RELEASE into, on or from any of the FACILITIES and no REGULATED SUBSTANCES are located on or have been treated, stored, processed, disposed of, handled or transported to or from, any of the FACILITIES in violation of any ENVIRONMENTAL LAWS. To the best knowledge of the BORROWER, no REGULATED SUBSTANCES have been treated, stored, disposed, RELEASED, located, discharged, possessed, managed, processed, or otherwise handled in the operation or conduct of the BORROWER’S business in violation of any ENVIRONMENTAL LAWS. The BORROWER is in compliance in all material respects with all ENVIRONMENTAL LAWS affecting the FACILITIES and the BORROWER’S business.

          Section 4.19.5. Transportation. The BORROWER does not transport, in any manner, any REGULATED SUBSTANCES except in the ordinary course of the BORROWER’S business in material compliance with all ENVIRONMENTAL LAWS.

          Section 4.19.6. No Violation Notices. The BORROWER has not received any notices that any REGULATED SUBSTANCES transported from any FACILITY have been disposed of in violation of any ENVIRONMENTAL LAWS.

          Section 4.19.7. No Notice Of Violations. The BORROWER has not received written notice of any circumstances which would be likely to result in any obligation under any ENVIRONMENTAL LAW to investigate or remediate any REGULATED SUBSTANCES in, on or under any of the FACILITIES.

     Section 4.20. Investment Company Act. The BORROWER is not subject to regulation as an “investment company” under the Investment Company Act of 1940, as amended.

     Section 4.21. Public Utility Holding Company Act. The BORROWER is not a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

ARTICLE 5
AFFIRMATIVE COVENANTS

     The BORROWER agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the acts and promises set forth in this Article 5:

     Section 5.1. Payment And Performance. All OBLIGATIONS shall be paid and performed in full when and as due.

     Section 5.2. Insurance. The BORROWER agrees to obtain and maintain such business interruption, casualty, liability, products liability and other insurance coverages as are reasonable, customary and prudent for businesses engaged in activities similar to the business activities of the BORROWER. Without limitation to the foregoing, the BORROWER agrees to maintain for all of its assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the ADMINISTRATIVE AGENT in the exercise of its reasonable discretion and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the ADMINISTRATIVE AGENT in writing agrees to a lesser amount), naming the ADMINISTRATIVE AGENT as sole loss payee with respect to the COLLATERAL, with insurance companies and upon policy forms containing standard mortgagee clauses which are acceptable to and approved by the ADMINISTRATIVE AGENT. The BORROWER shall submit to the ADMINISTRATIVE AGENT reasonable evidence of such casualty insurance policies and of the payment of the premiums due on the same. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior written notice of cancellation is provided to the ADMINISTRATIVE AGENT.

     Section 5.3. Books And Records. The BORROWER shall notify the ADMINISTRATIVE AGENT in writing if the BORROWER modifies or changes its method of accounting in any material respect or enters into, modifies, or terminates any agreement presently existing, or at any time hereafter entered into with any third party accounting firm for the preparation and/or storage of the BORROWER’S accounting records.

     Section 5.4. Collection Of Accounts; Sale Of Inventory. The BORROWER shall only collect its RECEIVABLES and sell its INVENTORY in the ordinary course of the BORROWER’S business.

     Section 5.5. Notice Of Litigation And Proceedings. The BORROWER shall give prompt notice to the ADMINISTRATIVE AGENT of any action, suit, citation, violation, direction, notice or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the BORROWER, or the assets or properties thereof, which, if determined adversely to the BORROWER: (a) could require the BORROWER to pay over more than One Million Dollars ($1,000,000.00) or deliver assets the value of which exceeds that sum (whether or not the claim is considered to be covered by insurance); or (b) could reasonably be expected to be or cause a MATERIAL ADVERSE EVENT.

     Section 5.6. Payment Of Liabilities To Third Persons. The BORROWER shall pay when and as due, or within applicable grace periods, all liabilities due to third persons which either individually or in the aggregate unpaid amount exceed Two Million Dollars ($2,000,000.00), except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside.

     Section 5.7. Notice Of Change Of Business Location. The BORROWER shall notify the ADMINISTRATIVE AGENT thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuation of any existing, place of business; and (c) any change in or addition to the locations at which the COLLATERAL is kept. Prior to moving any COLLATERAL to any location not owned by the BORROWER (other than deliveries to ACCOUNT DEBTORS of sold or leased items), the BORROWER shall obtain and deliver to the ADMINISTRATIVE AGENT an agreement, in form and substance acceptable to the ADMINISTRATIVE AGENT, pursuant to which the owner of such location shall: (i) subordinate any rights which it may have, or thereafter may obtain, in any of the COLLATERAL to the rights and security interests of the SECURED PARTIES in the COLLATERAL; (ii) acknowledge the security interests of the SECURED PARTIES in the COLLATERAL; and (iii) allow the ADMINISTRATIVE AGENT access to the COLLATERAL in order to remove the COLLATERAL from such location. In the event any COLLATERAL is stored with a warehousemen or other bailee, and the COLLATERAL is evidenced by a negotiable document of title, the BORROWER shall immediately deliver the document of title to the ADMINISTRATIVE AGENT.

     Section 5.8. Payment Of Taxes. The BORROWER shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that the BORROWER shall not be deemed to be contesting in good faith by appropriate proceedings unless: (a) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (b) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (c) the BORROWER’S contest does not subject the SECURED PARTIES to any claim by the taxing authority or any other person; (d) the BORROWER establishes appropriate reserves in accordance with G.A.A.P. for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which the BORROWER would be liable if unsuccessful in the contest; (e) the BORROWER prosecutes the contest continuously to its final conclusion; and (f) at the conclusion of the proceedings, the BORROWER promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.

     Section 5.9. Inspections Of Records. The BORROWER shall permit representatives of the ADMINISTRATIVE AGENT access to the BORROWER’S places of business, at intervals and at such times as determined by the ADMINISTRATIVE AGENT, to inspect the COLLATERAL and to review and make extracts from or photocopies of the books and records of the BORROWER; provided, however, that in the absence of any continuing DEFAULT or EVENT OF DEFAULT, such inspections and reviews shall be conditioned upon reasonable advance notice to the BORROWER and at times reasonably convenient to the BORROWER. The BORROWER agrees to reimburse the ADMINISTRATIVE AGENT for the reasonable audit fees and other expenses incurred by the ADMINISTRATIVE AGENT in connection with such inspections; provided, however, that unless a DEFAULT or an EVENT OF DEFAULT shall have occurred and be continuing, the BORROWER shall have no obligation to pay for more than one audit or inspection in any single twelve-month period.

     Section 5.10. Documentation Of Collateral. The BORROWER agrees that upon the request of the ADMINISTRATIVE AGENT, the BORROWER will provide the ADMINISTRATIVE AGENT with: (a) written statements or schedules identifying and describing the COLLATERAL, and all additions, substitutions, and replacements thereof, in such detail as the ADMINISTRATIVE AGENT may reasonably require; (b) copies of ACCOUNT DEBTORS’ invoices or billing statements; (c) evidence of shipment or delivery of GOODS or merchandise to or performance of services for ACCOUNT DEBTORS; and (d) such other schedules and information as the ADMINISTRATIVE AGENT reasonably may require. The items to be provided under this Section shall be in form satisfactory to the ADMINISTRATIVE AGENT in its reasonable discretion and are to be executed and delivered to the ADMINISTRATIVE AGENT from time to time solely for the ADMINISTRATIVE AGENT’S convenience in maintaining RECORDS of the COLLATERAL.

     Section 5.11. Reporting Requirements. The BORROWER shall submit the following items to the ADMINISTRATIVE AGENT:

          Section 5.11.1. Inventory Reports. On or before the date of CLOSING and thereafter as periodically requested by the ADMINISTRATIVE AGENT, reports of INVENTORY on such reporting forms as are required by the ADMINISTRATIVE AGENT from time to time, certified to be accurate and correct by the chief financial officer of the BORROWER, which reports shall be compiled in a manner acceptable to the ADMINISTRATIVE AGENT in its reasonable discretion.

          Section 5.11.2. Receivables And Accounts Payable Reports. On or before the date of CLOSING and thereafter as periodically requested by the ADMINISTRATIVE AGENT : (a) a report and aging of the BORROWER’S ACCOUNTS; and (b) an accounts payable report and aging, both in form reasonably acceptable to the ADMINISTRATIVE AGENT and containing such information as the ADMINISTRATIVE AGENT may specify from time to time. Such reports shall be accompanied by such reports, copies of sales journals, remittance reports, and other documentation as the ADMINISTRATIVE AGENT may reasonably request from time to time.

          Section 5.11.3. Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three FISCAL QUARTERS of each FISCAL YEAR, the BORROWER shall submit to the ADMINISTRATIVE AGENT a consolidated balance sheet of the BORROWER and its SUBSIDIARIES as of the end of such quarter, a consolidated statement of income and retained earnings of the BORROWER and its SUBSIDIARIES for the period commencing at the end of the previous FISCAL YEAR and ending with the end of such FISCAL QUARTER, and a consolidated statement of cash flow of the BORROWER and its SUBSIDIARIES for the portion of the FISCAL YEAR ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous FISCAL YEAR and all prepared in accordance with G.A.A.P. and certified by the chief financial officer of the BORROWER (subject to year-end adjustments).

          Section 5.11.4.Annual Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each FISCAL YEAR of the BORROWER, the BORROWER shall submit to the ADMINISTRATIVE AGENT a consolidated balance sheet of the BORROWER and its SUBSIDIARIES as of the end of such FISCAL YEAR and a consolidated statement of income and retained earnings of the BORROWER and its SUBSIDIARIES for such FISCAL YEAR, and a consolidated statement of cash flow of the BORROWER and its SUBSIDIARIES for such FISCAL YEAR, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and accompanied by an audited opinion thereon acceptable to the ADMINISTRATIVE AGENT by independent accountants selected by the BORROWER and acceptable to the ADMINISTRATIVE AGENT.

          Section 5.11.5. SEC And Other Filings. Within five (5) days after the sending, filing, or receipt thereof, and to the extent not readily available to the public through the internet, copies of: (a) all financial statements, reports, notices and proxy statements that the BORROWER sends to its shareholders; and (b) all regular, periodic and special reports, registration statements and prospectuses that the BORROWER renders to or files with the Securities And Exchange Commission or any national securities exchange, including without limitation each of the Forms 10-K and 10-Q filed by the BORROWER with the Securities And Exchange Commission.

          Section 5.11.6. Management Letters. Promptly upon receipt thereof, the BORROWER shall submit to the ADMINISTRATIVE AGENT copies of any management letter or similar report submitted to the BORROWER or any SUBSIDIARY by independent certified public accountants in connection with the examination of the financial statements of the BORROWER or any SUBSIDIARY made by such accountants.

          Section 5.11.7. Quarterly Officer’s Certificates. Within forty-five (45) calendar days after the end of each FISCAL QUARTER, the BORROWER shall submit to the ADMINISTRATIVE AGENT certificates of the chief financial officer of the BORROWER certifying that: (a) there exists no DEFAULT or EVENT OF DEFAULT, or if a DEFAULT or an EVENT OF DEFAULT exists, specifying the nature thereof, the period of existence thereof and what action the BORROWER proposes to take with respect thereto; (b) no material adverse change in the condition, financial or otherwise, business, property or results of operations of the BORROWER has occurred since the previous certificate was sent to the ADMINISTRATIVE AGENT by the BORROWER or, if any such change has occurred, specifying the nature thereof and what action the BORROWER has taken or proposes to take with respect thereto; (c) all insurance premiums then due have been paid; (d) all taxes then due have been paid or, for those taxes which have not been paid, a statement of the taxes not paid and a description of the BORROWER’S rationale therefor; (e) no material litigation, investigation or proceedings, or injunction, writ or restraining order not previously disclosed in writing to the ADMINISTRATIVE AGENT is pending or threatened or, if any such litigation, investigation, proceeding, injunction, writ or order is pending, describing the nature thereof; (f) stating whether or not the GUARANTORS and the BORROWER are in compliance with the covenants in this AGREEMENT, including a calculation of the financial covenants in the schedule attached to such officers’ certificates in form satisfactory to the ADMINISTRATIVE AGENT; and (g) the LEVERAGE RATIO of the BORROWER for the most recently ended FISCAL QUARTER. Each of such quarterly certificates shall state whether the BORROWER has made any acquisitions, the terms of such acquisitions, and whether or not the BORROWER is in compliance with Section 6.7 of this AGREEMENT.

          Section 5.11.8. Reports To Other Creditors. Promptly after the furnishing thereof, the BORROWER shall submit to the ADMINISTRATIVE AGENT copies of any statement or report furnished to any other PERSON pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the ADMINISTRATIVE AGENT pursuant to any other provisions of this AGREEMENT.

          Section 5.11.9. Defaults. The BORROWER shall notify the ADMINISTRATIVE AGENT immediately of the occurrence of any DEFAULT or EVENT OF DEFAULT, setting forth in such notice the details thereof, and the action which the BORROWER is taking or proposes to take with respect thereto.

          Section 5.11.10. Management Changes. The BORROWER shall notify the ADMINISTRATIVE AGENT promptly of any changes in the personnel holding the positions of Chief Executive Officer, Chief Financial Officer, or President of the BORROWER.

          Section 5.11.11. General Information. In addition to the items set forth in subparagraphs 5.11.1 through 5.11.10 above, the BORROWER agrees to submit to the ADMINISTRATIVE AGENT such other information respecting the condition or operations, financial or otherwise, of the BORROWER and its SUBSIDIARIES as the ADMINISTRATIVE AGENT may reasonably request from time to time.

     Section 5.12. Employee Benefit Plans And Guaranteed Pension Plans. The BORROWER will, and will cause each of its ERISA AFFILIATES to: (a) comply with all material requirements imposed by ERISA and the CODE, applicable from time to time to any of its GUARANTEED PENSION PLANS or EMPLOYEE BENEFIT PLANS; (b) make full payment when due of all amounts which, under the provisions of EMPLOYEE BENEFIT PLANS or under applicable LAW, are required to be paid as contributions thereto; (c) not permit to exist any material accumulated funding deficiency, whether or not waived; (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its EMPLOYEE BENEFITS PLANS; (e) make any payments to MULTIEMPLOYER PLANS required to be made under any agreement relating to such MULTIEMPLOYER PLANS, or under any LAW pertaining thereto; (f) not amend or otherwise alter any GUARANTEED PENSION PLAN if the effect would be to cause the actuarial present value of all benefit commitments under any GUARANTEED PENSION PLAN to be less than the current value of the assets of such GUARANTEED PENSION PLAN allocable to such benefit commitments; (g) furnish to all participants, beneficiaries and employees under any of the EMPLOYEE BENEFIT PLANS, within the periods prescribed by LAW, all reports, notices and other information to which they are entitled under applicable LAW; and (h) take no action which would cause any of the EMPLOYEE BENEFIT PLANS to fail to meet any qualification requirement imposed by the CODE, except to the extent that any such failure to act or comply would not be or result in a MATERIAL ADVERSE EVENT. As used in this Section, the term “accumulated funding deficiency” has the meaning specified in Section 302 of ERISA and Section 412 of the CODE, and the terms “actuarial present value,” “benefit commitments” and “current value” have the meaning specified in Section 4001 of ERISA.

     Section 5.13. Compliance With Laws. Except to the extent described in Schedule 4.19 attached hereto, the BORROWER shall comply in all material respects with all applicable LAWS, the non-compliance with which would or could reasonably be expected to cause a MATERIAL ADVERSE EVENT, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; and (d) the obtaining and maintenance of all necessary licenses, franchises, permits and governmental approvals, registrations and exemptions necessary to engage in its business. Without limiting the generality of the preceding sentence, the BORROWER shall: (i) comply in all material respects with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable ENVIRONMENTAL LAWS and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable ENVIRONMENTAL LAWS; (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under ENVIRONMENTAL LAWS, and promptly comply with all lawful orders and directives of any governmental authority regarding ENVIRONMENTAL LAWS; and (iii) defend, indemnify and hold harmless the SECURED PARTIES and their employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any ENVIRONMENTAL LAWS applicable to the operations of the BORROWER, or any lawful orders, requirements or demands of governmental authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of any SECURED PARTY or the employees, agents, officers and directors of any SECURED PARTY. The BORROWER agrees to promptly notify the ADMINISTRATIVE AGENT of any RELEASE of a REGULATED SUBSTANCE on, to or from any FACILITY in violation of any ENVIRONMENTAL LAWS or of any notice received by the BORROWER that the BORROWER or any FACILITY is not in compliance with any ENVIRONMENTAL LAWS.

     Section 5.14. Fixed Charge Coverage Ratio. The BORROWER and its SUBSIDIARIES shall maintain a FIXED CHARGE COVERAGE RATIO of not less than 1.2 to 1.0, measured as of the last day of each FISCAL QUARTER.

     Section 5.15. Minimum Liquidity. The BORROWER shall at all times maintain PERMITTED INVESTMENTS with a minimum aggregate value of not less than Twenty-Five Million Dollars ($25,000,000.00), and shall provide the ADMINISTRATIVE AGENT with such periodic confirmation thereof as requested by the ADMINISTRATIVE AGENT from time to time.

ARTICLE 6
NEGATIVE COVENANTS

     The BORROWER covenants while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or occurrences set forth in this Article 6 without the prior written authorization of the ADMINISTRATIVE AGENT.

     Section 6.1. No Change Of Name, Merger, Etc. The BORROWER shall not change its name or enter into any merger, consolidation, or reorganization, other than the following mergers, provided that the BORROWER is the sole surviving entity thereof: (a) mergers between the BORROWER and its SUBSIDIARIES; and (b) mergers in connection with acquisitions by the BORROWER which are otherwise permitted by Section 6.7 of this AGREEMENT.

     Section 6.2. Dispositions. Neither the BORROWER nor its SUBSIDIARIES may make any DISPOSITIONS other than: (a) DISPOSITIONS which do not constitute PREPAYMENT DISPOSITIONS; or (b) PREPAYMENT DISPOSITIONS with respect to which the NET AVAILABLE PROCEEDS arising therefrom are applied as required by the terms of Section 2.4 of this AGREEMENT.

     Section 6.3. No Encumbrance Of Assets. Neither the BORROWER nor its SUBSIDIARIES shall mortgage, pledge, grant or permit to exist any LIENS upon any of its assets of any kind, now owned or hereafter acquired, except for PERMITTED LIENS. The BORROWER agrees that it will not grant to any PERSON other than the SECURED PARTIES any negative pledges applicable to any of the assets of the BORROWER.

     Section 6.4. No Indebtedness. The BORROWER shall not incur, create, assume, or permit to exist any INDEBTEDNESS except: (a) the OBLIGATIONS; (b) INDEBTEDNESS secured by PERMITTED LIENS; (c) INDEBTEDNESS owed to SUBSIDIARIES; (d) INDEBTEDNESS owed to Genencor International, Inc. in the principal amount of Ten Million Dollars ($10,000,000.00); and (e) additional unsecured INDEBTEDNESS not to exceed One Million Dollars ($1,000,000.00) in aggregate amount at any time.

     Section 6.5. Restricted Payments. The BORROWER shall not make any RESTRICTED PAYMENTS.

     Section 6.6. Transactions With Affiliates. The BORROWER shall not make any contract for the purchase of any items from any AFFILIATE or the performance of any services (including employment services) by any AFFILIATE, unless such contract is on terms which fairly represent generally available terms to be obtained in transactions of a similar nature with independent third PERSONS.

     Section 6.7. Loans, Investments And Sale-Leasebacks. The BORROWER and its SUBSIDIARIES shall not make any advance, loan, investment, or acquisition of the assets or equity interests of any other entity or enter into any sale-leaseback transactions other than: (a) PERMITTED INVESTMENTS; (b) employee loans and advances not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) in aggregate amount outstanding at any time; (c) capital contributions and loans made by the BORROWER to its SUBSIDIARIES or made by the BORROWER’S SUBSIDIARIES to the BORROWER; (d) acquisitions of the stock or assets of another entity to the extent that: (i) such entity is engaged only in business ventures consistent with the BORROWER’S line of business, (ii) the aggregate value of all consideration (including cash and stock of the BORROWER) paid in any FISCAL YEAR for such acquisitions does not exceed Five Million Dollars ($5,000,000.00), and (iii) no DEFAULT or EVENT OF DEFAULT either exists at the time of the subject acquisition or would be caused by the making of the acquisition; or (e) INTEREST RATE HEDGES and currency hedges for non-speculative, ordinary course of business purposes.

     Section 6.8. No Assignment. The BORROWER shall not assign or attempt to assign its rights under this AGREEMENT.

     Section 6.9. No Alteration Of Line Of Business. The BORROWER shall not amend or change materially its line of business, nor shall it engage in business ventures other than business ventures which are consistent with its line of business.

     Section 6.10. Unpermitted Uses Of Loan Proceeds. The BORROWER shall not use any part of the proceeds of the LOANS hereunder for any purpose which constitutes a violation of, or is inconsistent with, regulations of the Board of Governors of the Federal Reserve System, including without limitation, the purchase or carrying of (or refinancing of indebtedness originally incurred to purchase or carry) margin securities.

     Section 6.11. Changes In Fiscal Year. The BORROWER shall not change its FISCAL YEAR without providing the ADMINISTRATIVE AGENT with ninety (90) days advance written notice thereof.

     Section 6.12. Subsidiaries. The BORROWER shall not form or acquire any SUBSIDIARIES unless: (a) the BORROWER complies with the requirements of Sections 3.8 and 3.9 of this AGREEMENT; and (b) the acquisition or the formation of the SUBSIDIARY does not violate any of the restrictions of Section 6.7 of this AGREEMENT.

     Section 6.13. Leverage Ratio. The LEVERAGE RATIO shall not exceed: (a) 2.5 to 1.0 from the date of CLOSING through October 30, 2004; (b) 2.25 to 1.0 from October 31, 2004 through October 30, 2005; and (c) 2.0 to 1.0 from October 31, 2005 and thereafter.

ARTICLE 7
EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an EVENT OF DEFAULT.

     Section 7.1. Failure To Pay. The failure or refusal of the BORROWER to pay: (a) all or any amount or installment of principal due upon the LOANS (whether such payment is scheduled or is a mandatory prepayment or is due as a result of the acceleration of the LOANS or is otherwise required by the CREDIT DOCUMENTS); (b) any payment of interest due upon the LOANS within three (3) BUSINESS DAYS after the date due; or (c) any other monetary OBLIGATION within three (3) BUSINESS DAYS after demand therefor by the ADMINISTRATIVE AGENT.

     Section 7.2. Violation Of Covenants. The failure or refusal of the BORROWER to timely perform, observe, and comply with: (a) any covenant, agreement, or condition contained in Sections 5.14 or 5.15 of this AGREEMENT or in Article 6 of this AGREEMENT; (b) the failure of the BORROWER to provide any of the reports or items required by Section 5.11 of this AGREEMENT within ten (10) BUSINESS DAYS after notice thereof by the ADMINISTRATIVE AGENT to the BORROWER; and (c) any other covenant, agreement, or condition contained in this AGREEMENT (other than the failure to pay the OBLIGATIONS as described above in Section 7.1), and such failure or refusal continues for a period of thirty (30) consecutive BUSINESS DAYS after notice thereof by the ADMINISTRATIVE AGENT to the BORROWER.

     Section 7.3. Representation Or Warranty. The failure of any representation or warranty made by the BORROWER or by any of the GUARANTORS to be true in any material respect, as of the date made.

     Section 7.4. Default Under Credit Documents. A breach of or default by the BORROWER under the terms, covenants, and conditions set forth in any other CREDIT DOCUMENT after the expiration of any applicable rights of cure.

     Section 7.5. Cross-Default. A breach of or default under the terms, covenants, or conditions of any agreement, loan, guaranty, or other credit transactions of the BORROWER or any of the

GUARANTORS with Genencor International, Inc., or with any other holder of INDEBTEDNESS, involving either individually or in the aggregate an unpaid balance in excess of Two Million Dollars ($2,000,000.00), after the expiration of any applicable rights of cure.

     Section 7.6. Judgments. The BORROWER or any of the GUARANTORS shall suffer final judgments for the payment of money aggregating in excess of Two Million Dollars ($2,000,000.00) and shall not discharge the same within a period of thirty (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed.

     Section 7.7. Levy By Judgment Or Lien Creditor. A judgment or lien creditor of the BORROWER shall obtain possession of any of the COLLATERAL by any means, including but not limited to levy, distraint, replevin or self-help, and the BORROWER shall not remedy same within thirty (30) days thereof; or a writ of garnishment is served on the LENDER relating to any of the accounts of the BORROWER maintained with the ADMINISTRATIVE AGENT or any other SECURED PARTY.

     Section 7.8. Failure To Pay Liabilities. The BORROWER shall fail to pay any of its debts, in an aggregate amount in excess of Two Million Dollars ($2,000,000.00), due to any third PERSON and such failure shall continue beyond any applicable grace period, unless the BORROWER holds a good faith defense to payment and has set aside reasonable reserves for the payment thereof.

     Section 7.9. Involuntary Insolvency Proceedings. The institution of involuntary INSOLVENCY PROCEEDINGS against the BORROWER and the failure of any such INSOLVENCY PROCEEDINGS to be dismissed before the earliest to occur of: (a) the date which is sixty (60) days after the institution of such INSOLVENCY PROCEEDINGS; (b) the entry of any order for relief in the INSOLVENCY PROCEEDING or any order adjudicating the BORROWER insolvent; or (c) the impairment (as to validity, priority or otherwise) of any security interest or LIEN of the SECURED PARTIES in any of the COLLATERAL.

     Section 7.10. Voluntary Insolvency Proceedings. The commencement by the BORROWER of INSOLVENCY PROCEEDINGS.

     Section 7.11. Insolvency Proceedings Pertaining To Subsidiaries. The occurrence of any of the events listed in Sections 7.9 and 7.10 above to any SUBSIDIARY of the BORROWER.

     Section 7.12. Material Adverse Event. The occurrence of a MATERIAL ADVERSE EVENT.

     Section 7.13. Default By Guarantors. The failure by any of the GUARANTORS to satisfy any obligation imposed upon the GUARANTORS in the GUARANTY AGREEMENTS or their respective Security Agreements, after the expiration of any cure rights.

     Section 7.14. Attempt To Terminate Guaranties. The receipt by the LENDER of notice from a GUARANTOR that such GUARANTOR is attempting to terminate or limit any portion of its obligations under a GUARANTY AGREEMENT.

     Section 7.15. ERISA. If any TERMINATION EVENT shall occur and as of the date thereof or any subsequent date, the sum of the various liabilities of the BORROWER and its ERISA AFFILIATES (such liabilities to include, without limitation, any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063, or 4064 of ERISA or any other provision of LAW and to be calculated after giving effect to the tax consequences thereof) resulting from or otherwise associated with such event exceeds Two Million Dollars ($2,000,000.00); or the BORROWER or any of its ERISA AFFILIATES as an employer under any MULTIEMPLOYER PLAN shall have made a complete or partial withdrawal from such MULTIEMPLOYER PLANS and the plan sponsors of such MULTIEMPLOYER PLANS shall have notified such withdrawing employer that such employer has incurred a withdrawal liability requiring a payment in an amount exceeding Two Million Dollars

($2,000,000.00).

     Section 7.16. Indictment Of Borrower Or Guarantors. The indictment of the BORROWER or of any of the GUARANTORS for a felony under any federal, state or other LAW.

     Section 7.17. Injunction. The issuance of any injunction against the BORROWER which enjoins or restrains the BORROWER from continuing to conduct any material part of its business affairs.

     Section 7.18. Change Of Control. The occurrence of a CHANGE OF CONTROL.

ARTICLE 8
RIGHTS AND REMEDIES ON THE OCCURRENCE
OF AN EVENT OF DEFAULT

     Upon the occurrence of an EVENT OF DEFAULT, the ADMINISTRATIVE AGENT shall, at the request of, or may with the consent of, the REQUIRED LENDERS, take any or all of the following actions:

     Section 8.1. Secured Parties’ Specific Rights And Remedies. In addition to all other rights and remedies provided by LAWS and the CREDIT DOCUMENTS, upon the occurrence of any EVENT OF DEFAULT, the ADMINISTRATIVE AGENT may with the consent of the REQUIRED LENDERS and shall at the request of the REQUIRED LENDERS: (a) accelerate and call immediately due and payable all or any part of the OBLIGATIONS; (b) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the CREDIT DOCUMENTS, whether or not a remedy at law exists or is adequate; and (c) exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in Maryland or as otherwise applicable, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require the BORROWER to assemble the COLLATERAL at such place as the ADMINISTRATIVE AGENT may specify.

     Section 8.2. Automatic Acceleration. Upon the occurrence of an EVENT OF DEFAULT as described in Sections 7.9 or 7.10 of this AGREEMENT, the OBLIGATIONS shall be automatically accelerated and due and payable without any notice, demand or action of any type on the part of the SECURED PARTIES.

     Section 8.3. Sale Of Collateral. In addition to any other remedy provided herein, upon the occurrence of an EVENT OF DEFAULT, the ADMINISTRATIVE AGENT, in a commercially reasonable fashion, may sell at public or private sale or otherwise realize upon, in Baltimore, Maryland, or elsewhere, the whole or, from time to time, any part of all COLLATERAL which is personal property, or any interest which the BORROWER may have therein. Pending any such action, the ADMINISTRATIVE AGENT may collect and liquidate the COLLATERAL. After deducting from the proceeds of sale or other disposition of such COLLATERAL all expenses, including all expenses for legal services, the ADMINISTRATIVE AGENT shall apply such proceeds toward the satisfaction of the OBLIGATIONS. Any remainder of the proceeds after satisfaction in full of the OBLIGATIONS shall be distributed as required by applicable LAW. Notice of any sale or other disposition (other than sales or other dispositions of COLLATERAL which is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market) shall be given to the BORROWER not less than ten (10) calendar days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the COLLATERAL is to be made, which the BORROWER hereby agrees would be commercially reasonable notice of such sale or other disposition. The BORROWER agrees to assemble, or to cause to be assembled, at the BORROWER’S expense, the COLLATERAL at such place or places as the ADMINISTRATIVE AGENT designates. At any such sale or other disposition, the ADMINISTRATIVE AGENT may, to the extent permissible under applicable law, purchase the whole or any part of the COLLATERAL, free from any right of redemption on the part of the BORROWER, which right is hereby waived and released to the extent lawfully permitted. Without limiting the generality of any of the rights and remedies conferred upon the ADMINISTRATIVE AGENT under this Section, the ADMINISTRATIVE AGENT may, to the full extent permitted by applicable law: (a) enter upon the premises of the BORROWER, exclude therefrom the BORROWER or any PERSON connected therewith, and take immediate possession of the COLLATERAL, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at the ADMINISTRATIVE AGENT’S option, use, operate, manage, and control the COLLATERAL in any lawful manner; (c) collect and receive all income, revenue, earnings, issues, and profits therefrom; and (d) maintain, alter or remove the COLLATERAL.

     Section 8.4. Letters Of Credit. Upon the request of the ADMINISTRATIVE AGENT, during any continuing EVENT OF DEFAULT, the BORROWER shall immediately deposit in a cash collateral account to be maintained by the ADMINISTRATIVE AGENT for the benefit of the LENDERS, over which the ADMINISTRATIVE AGENT has exclusive dominion, an amount equal to the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT. Amounts held in such cash collateral account shall be applied by the ADMINISTRATIVE AGENT to the payment of drafts drawn under LETTERS OF CREDIT, and the unused portion thereof after all LETTERS OF CREDIT shall have expired or been fully drawn upon shall be applied to repay any remaining unpaid OBLIGATIONS. After all LETTERS OF CREDIT have expired or have been fully drawn upon and all other OBLIGATIONS have been paid in full, the balance, if any, in such cash collateral account shall be returned to the BORROWER. In the event the BORROWER fails to deposit into the cash collateral account an amount equal to the then undrawn and unexpired amount of all LETTERS OF CREDIT, the ADMINISTRATIVE AGENT shall be authorized to deposit into such cash collateral account proceeds from the liquidation of the COLLATERAL until the balance in such account equals the aggregate then undrawn and unexpired amount of all LETTERS OF CREDIT.

     Section 8.5. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other CREDIT DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

ARTICLE 9
THE ADMINISTRATIVE AGENT

     Section 9.1. Appointment. Each of the LENDERS hereby irrevocably designates and appoints M&T as agent of such LENDER under this AGREEMENT and the other CREDIT DOCUMENTS and each such LENDER authorizes M&T as agent for such LENDER, to take such action on its behalf under the provisions of this AGREEMENT and the other CREDIT DOCUMENTS and to exercise such powers and perform such duties as are expressly delegated to the ADMINISTRATIVE AGENT by the terms of this AGREEMENT and such other CREDIT DOCUMENTS, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this AGREEMENT or such other CREDIT DOCUMENTS, the ADMINISTRATIVE AGENT shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any LENDER, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this AGREEMENT or the other CREDIT DOCUMENTS or otherwise exist against the ADMINISTRATIVE AGENT. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this AGREEMENT is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine or any applicable laws. Instead, such terms is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

     Section 9.2. Administrative Agent May Hold Collateral For Lenders And Others. The LENDERS and the BORROWER acknowledge that any financing statements, guaranties, stock pledge agreements, mortgages, deeds of trust, security documents or other document evidencing or documenting any LIENS relating to or securing the LOANS, the other OBLIGATIONS, or the COLLATERAL, including all of such documents filed in the public records in order to evidence or perfect the LIENS and security interests granted in the CREDIT DOCUMENTS, may name only the ADMINISTRATIVE AGENT, as agent for the LENDERS, as the secured party, mortgagee, beneficiary, or as lienholder. The LENDERS and the BORROWER authorize the ADMINISTRATIVE AGENT to hold any or all of the above-described security interests and LIENS in and to the COLLATERAL as the agent for the LENDERS.

     Section 9.3. Delegation Of Duties. The ADMINISTRATIVE AGENT may execute any of its duties under this AGREEMENT and the other CREDIT DOCUMENTS by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties. The ADMINISTRATIVE AGENT shall not have any liability to the LENDERS for the negligence or misconduct of any agents or attorneys-in-fact selected by the ADMINISTRATIVE AGENT.

     Section 9.4. Liability. Neither the ADMINISTRATIVE AGENT nor any of the officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates of the ADMINISTRATIVE AGENT shall be: (a) liable to the LENDERS for any action lawfully taken or omitted to be taken by the ADMINISTRATIVE AGENT or such PERSON under or in connection with this AGREEMENT or the other CREDIT DOCUMENTS (except for actions occasioned solely by the ADMINISTRATIVE AGENT’S or such PERSON’S own gross negligence or willful misconduct); or (b) responsible in any manner to any of the LENDERS for any recitals, statements, representations or warranties made by the BORROWER or the GUARANTORS or by any representative or officer thereof contained in this AGREEMENT or the other CREDIT DOCUMENTS or in any certificate, report, statement or other document referred to or provided for in, or received by the ADMINISTRATIVE AGENT under or in connection with, this AGREEMENT or the other CREDIT DOCUMENTS or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this AGREEMENT or the other CREDIT DOCUMENTS or for any failure of the BORROWER to pay or perform the OBLIGATIONS. The ADMINISTRATIVE AGENT shall not be under any obligation to any LENDER to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this AGREEMENT, or to inspect the properties, books or records of the BORROWER, the GUARANTORS, or of any other PERSON.

     Section 9.5. Reliance By The Administrative Agent. The ADMINISTRATIVE AGENT shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper PERSON or PERSONS and upon advice and statements of legal counsel (including, without limitation, counsel to the BORROWER), independent accountants and other experts selected by the ADMINISTRATIVE AGENT. The ADMINISTRATIVE AGENT may deem and treat the payee of any NOTE as the owner thereof for all purposes unless such NOTE shall have been transferred in accordance with the applicable provisions of this AGREEMENT. The ADMINISTRATIVE AGENT shall be fully justified in refusing to take any action requested or suggested by a LENDER in connection with this AGREEMENT or any of the other CREDIT DOCUMENTS or which otherwise relates to the BORROWER or the COLLATERAL, unless the ADMINISTRATIVE AGENT shall first receive such advice or concurrence of the REQUIRED LENDERS, and the ADMINISTRATIVE AGENT is indemnified to the ADMINISTRATIVE AGENT’S satisfaction by all of the LENDERS against any and all liability and expense which may be incurred by the ADMINISTRATIVE AGENT by reason of taking or continuing to take any such action. The ADMINISTRATIVE AGENT shall in all cases be fully protected in acting, or in refraining from acting, pursuant to this AGREEMENT and the NOTES in accordance with a request of the REQUIRED LENDERS and such request and any action taken or failure to act pursuant thereto shall be binding upon all the LENDERS and all future holders of the NOTES.

     Section 9.6. Notice Of Default. The ADMINISTRATIVE AGENT shall not be deemed to have knowledge or notice of the occurrence of any EVENT OF DEFAULT unless the ADMINISTRATIVE AGENT has received notice from a LENDER or the BORROWER referring to this AGREEMENT, describing such EVENT OF DEFAULT and stating that such notice is intended to direct the ADMINISTRATIVE AGENT’S attention to such EVENT OF DEFAULT in accordance with the provisions of this Section. In the event that the ADMINISTRATIVE AGENT receives such a notice, the ADMINISTRATIVE AGENT shall promptly give notice thereof to each of the LENDERS within one (1) BUSINESS DAY of receipt of the ADMINISTRATIVE AGENT. The ADMINISTRATIVE AGENT shall take such action with respect to an EVENT OF DEFAULT as may be directed by the REQUIRED LENDERS;

provided that unless and until the ADMINISTRATIVE AGENT shall have received such directions, the ADMINISTRATIVE AGENT may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such EVENT OF DEFAULT as the ADMINISTRATIVE AGENT, in the sole and absolute discretion of the ADMINISTRATIVE AGENT, deems advisable.

     Section 9.7.Non-Reliance On The Administrative Agent And Other Lenders. Each LENDER expressly acknowledges that neither the ADMINISTRATIVE AGENT nor any of the officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates of the ADMINISTRATIVE AGENT have made any representations or warranties to it and that no act by the ADMINISTRATIVE AGENT hereinafter taken, including any review of the affairs of the BORROWER shall be deemed to constitute any representation or warranty by the ADMINISTRATIVE AGENT to any LENDER. Each LENDER represents to the ADMINISTRATIVE AGENT that it has, independently and without reliance upon the ADMINISTRATIVE AGENT or any other LENDER, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the businesses, operations, properties, financial and other conditions and creditworthiness of the BORROWER and made its own decision to extend the LOANS to the BORROWER and to enter into this AGREEMENT. Each LENDER also represents that it will, independently and without reliance upon the ADMINISTRATIVE AGENT or any other LENDER, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this AGREEMENT and the other CREDIT DOCUMENTS, and to make such investigations as it deems necessary to inform itself as to the businesses, operations, properties, financial and other conditions and creditworthiness of the BORROWER. Except for notices, reports and other documents expressly required to be furnished to the LENDERS by the ADMINISTRATIVE AGENT hereunder or by the other CREDIT DOCUMENTS, the ADMINISTRATIVE AGENT shall not have any duty or responsibility to provide any LENDER with any credit or other information concerning the businesses, operations, properties, financial and other conditions or creditworthiness of the BORROWER which may come into the possession of the ADMINISTRATIVE AGENT or any of its officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates.

     Section 9.8. Indemnification. Each LENDER agrees to indemnify the ADMINISTRATIVE AGENT in the ADMINISTRATIVE AGENT’S capacity as the appointed agent of the LENDERS (to the extent not reimbursed by the BORROWER and without limiting the obligations of the BORROWER to do so), ratably according to its COMMITMENT PERCENTAGE, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the NOTES) be imposed on, incurred by or asserted against the ADMINISTRATIVE AGENT in any way relating to or arising out of this AGREEMENT or the other CREDIT DOCUMENTS, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the ADMINISTRATIVE AGENT under or in connection with any of the foregoing; provided that no LENDER shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the ADMINISTRATIVE AGENT’S gross negligence or willful misconduct. The agreements in this Section shall survive the repayment and performance of the OBLIGATIONS and the termination of this AGREEMENT.

     Section 9.9. No Independent Actions By Lenders With Respect To Collateral Or Remedies. Each LENDER hereby authorizes the ADMINISTRATIVE AGENT to take such actions in the name of the ADMINISTRATIVE AGENT or in the name of the LENDERS as may be required to enforce the terms and conditions of any of the CREDIT DOCUMENTS, including but not limited to the exercise of any remedies or enforcement rights. Each LENDER agrees that no LENDER shall have any right individually to seek to realize upon any security granted by any of the CREDIT DOCUMENTS or to individually exercise any of the remedies or rights of enforcement provided by the CREDIT DOCUMENTS or as otherwise available under applicable LAWS, it being agreed that such rights and remedies shall be exercised only by the ADMINISTRATIVE AGENT for the benefit of the LENDERS in accordance with the terms of the CREDIT DOCUMENTS.

     Section 9.10. The Administrative Agent In Its Individual Capacity. The ADMINISTRATIVE AGENT and the ADMINISTRATIVE AGENT’S parent and subsidiaries and affiliates may make loans to, accept deposits from and generally engage in any kind of business with the BORROWER as though the ADMINISTRATIVE AGENT were not an ADMINISTRATIVE AGENT hereunder. With respect to any LOAN made or renewed by the ADMINISTRATIVE AGENT and any NOTE issued to the ADMINISTRATIVE AGENT, the ADMINISTRATIVE AGENT shall have the same rights and powers provided by this AGREEMENT and the other CREDIT DOCUMENTS as any other LENDER and may exercise the same as though it were not the ADMINISTRATIVE AGENT, and the terms “LENDER” and “LENDERS” shall include the ADMINISTRATIVE AGENT in its individual lending capacity. The LENDERS, in their individual capacities, may from time to time issue INTEREST RATE HEDGES for the accounts of the BORROWER and its SUBSIDIARIES with respect to the OBLIGATIONS.

     Section 9.11. Removal Or Resignation Of The Administrative Agent; Successor Administrative Agent. The ADMINISTRATIVE AGENT may be removed for cause by the REQUIRED LENDERS. Subject to the appointment and acceptance of a successor as provided below, the ADMINISTRATIVE AGENT may resign at any time by giving notice thereof to the LENDERS and the BORROWER. Upon any such removal or resignation, the REQUIRED LENDERS, with the prior written approval of the BORROWER (which approval shall not unreasonably be withheld or delayed, and shall not be required if a DEFAULT or an EVENT OF DEFAULT shall have occurred and be continuing), shall appoint a successor ADMINISTRATIVE AGENT, which successor shall have minimum capital and surplus of at least Five Hundred Million Dollars ($500,000,000.00). If a successor ADMINISTRATIVE AGENT has not been so appointed or has not accepted such appointment within thirty (30) days after the ADMINISTRATIVE AGENT’S giving of notice of resignation, then the ADMINISTRATIVE AGENT may, on behalf of the LENDERS, appoint a successor, which successor shall have minimum capital and surplus of at least Five Hundred Million Dollars ($500,000,000.00). Upon the acceptance of any appointment as ADMINISTRATIVE AGENT hereunder by a successor ADMINISTRATIVE AGENT, such ADMINISTRATIVE AGENT shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed ADMINISTRATIVE AGENT, and the retiring or removed ADMINISTRATIVE AGENT shall be discharged from its duties and obligations hereunder. After the resignation and removal of any ADMINISTRATIVE AGENT, the provisions of this Article 9 shall continue in effect with respect to actions taken or omitted to be taken by such ADMINISTRATIVE AGENT while the retired or removed ADMINISTRATIVE AGENT was acting in the capacity of ADMINISTRATIVE AGENT.

     Section 9.12. Benefits Of Article 9. None of the provisions of this Article 9 shall inure to the benefit of the BORROWER or any other PERSON other than the ADMINISTRATIVE AGENT and the LENDERS; consequently, neither the BORROWER nor any other PERSON shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the ADMINISTRATIVE AGENT or any LENDER to comply with such provisions.

     Section 9.13. Syndication And Documentation Agent. No LENDER identified in this AGREEMENT as a “SYNDICATION AGENT” or as a “DOCUMENTATION AGENT” shall have any rights, powers, obligations or duties under the CREDIT DOCUMENTS other than those applicable to all LENDERS.

ARTICLE 10
GENERAL CONDITIONS AND TERMS

     Section 10.1. Successors And Assigns; Participations.

          Section 10.1.1. Benefit Of Agreement. This AGREEMENT shall be binding upon and inure to the benefit of the BORROWER, the SECURED PARTIES, all future holders of the NOTES, and their respective successors and assigns.

          Section 10.1.2. Assignment Of Loans By Lenders. Each LENDER may, with the written consent of the BORROWER and the ADMINISTRATIVE AGENT, such consent not to be unreasonably withheld or unduly delayed (and shall not be required during any continuing EVENT OF DEFAULT), assign to one or more ELIGIBLE ASSIGNEES all or any portion of such LENDER’S interests, rights and obligations set forth in this AGREEMENT or the other CREDIT DOCUMENTS (including, without limitation, all or a portion of the LOANS at the time owing to such LENDER and the NOTE held by such LENDER) provided that: (a) an administrative fee in the amount of Three Thousand Five Hundred Dollars ($3,500.00) is paid to the ADMINISTRATIVE AGENT in connection with the assignment; (b) if less than all of the assigning LENDER’S COMMITMENT AMOUNT is to be assigned, the amount of the COMMITMENT AMOUNT so assigned shall be for an aggregate principal amount of not less than Five Million Dollars ($5,000,000.00); (c) the parties to each such assignment shall execute and deliver to the ADMINISTRATIVE AGENT (with copies to be sent contemporaneously to each LENDER), for its acceptance, an Assignment And Acceptance (“LENDER ASSIGNMENT”) in the form of Exhibit 10.1.2.(c) attached hereto; and (d) such LENDER ASSIGNMENT does not require the filing of a registration statement with the Securities And Exchange Commission or require the LOANS or the NOTE to be qualified in conformance with the requirements imposed by any blue sky laws or other LAWS of any state. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each LENDER ASSIGNMENT, which effective date are at least five (5) BUSINESS DAYS after the execution thereof, (i) the ASSIGNEE thereunder shall be a party hereto and, to the extent provided in such LENDER ASSIGNMENT, have the rights, duties, and obligations of a LENDER hereunder, and (ii) the assigning LENDER thereunder shall, to the extent provided in such assignment, be released from its duties and obligations under this AGREEMENT.

          Section 10.1.3. Rights And Duties Upon Assignment. By executing and delivering a LENDER ASSIGNMENT, the assigning LENDER thereunder and the ASSIGNEE thereunder confirm to and agree with each other and the other parties to this AGREEMENT as set forth in such LENDER ASSIGNMENT.

          Section 10.1.4. Register. The ADMINISTRATIVE AGENT shall maintain a copy of each LENDER ASSIGNMENT delivered to it and a register for the recordation of the names and addresses of the LENDERS and the amount of the LOANS with respect to each LENDER from time to time (the “REGISTER”). The entries in the REGISTER shall be conclusive, in the absence of manifest error, and the BORROWER, the ADMINISTRATIVE AGENT and the LENDERS may treat each PERSON whose name is recorded in the REGISTER as a LENDER hereunder for all purposes of this AGREEMENT. The REGISTER shall be available for inspection by the BORROWER or LENDERS at any reasonable time and from time to time upon reasonable prior notice.

          Section 10.1.5. Issuance Of New Notes. Upon the ADMINISTRATIVE AGENT’S receipt of an LENDER ASSIGNMENT executed by an assigning LENDER and an ELIGIBLE ASSIGNEE together with any NOTE subject to such LENDER ASSIGNMENT and the written consent to such LENDER ASSIGNMENT, the ADMINISTRATIVE AGENT shall, if such LENDER ASSIGNMENT has been completed and is substantially in the form of Exhibit 10.1.2.(c): (a) accept such LENDER ASSIGNMENT; (b) record the information contained therein in the REGISTER; (c) give prompt notice thereof to the LENDERS and the BORROWER; and (d) promptly deliver a copy of such LENDER ASSIGNMENT to each of the LENDERS and the BORROWER. Within three (3) BUSINESS DAYS after receipt of notice, the BORROWER shall execute and deliver to the ADMINISTRATIVE AGENT, in exchange for the surrendered NOTE, a new NOTE to the order of such ELIGIBLE ASSIGNEE in amounts equal to the COMMITMENT PERCENTAGE assumed by it pursuant to such LENDER ASSIGNMENT and a new NOTE to the order of the assigning LENDER in an amount equal to the COMMITMENT PERCENTAGE retained by the assigning LENDER. Such new NOTE shall be in an aggregate principal amount equal to the aggregate principal amount of each surrendered NOTE, shall be dated the effective date of such LENDER ASSIGNMENT and shall otherwise be in substantially the form of the assigned NOTE delivered to the assigning LENDER. Each surrendered NOTE shall be canceled and returned to the BORROWER. The BORROWER expressly acknowledges that the cancellation of any NOTE and the replacement of any NOTE in accordance with this provision shall not constitute or be deemed to be a refinancing or a novation of any of the OBLIGATIONS.

          Section 10.1.6. Participations. Each LENDER may sell participations to one or more banks or other entities in all or a portion of its rights and obligations relating to the LOANS and as provided for in this AGREEMENT and the other CREDIT DOCUMENTS (including, without limitation, all or a portion of its extensions of credit and the NOTES held by it) and each such PARTICIPANT shall be entitled to the indemnification, yield protection and protection from increased costs provided to the LENDERS under this AGREEMENT, provided that: (a) each such participation shall be in an amount not less than Five Million Dollars ($5,000,000.00); (b) such LENDER’S obligations under this AGREEMENT (including, without limitation, its COMMITMENT PERCENTAGE) shall remain unchanged; (c) such LENDER shall remain responsible to the other parties hereto for the performance by such LENDER of its duties and obligations under this AGREEMENT; (d) such LENDER shall remain the holder of the NOTE held by such LENDER for all purposes of this AGREEMENT; (e) the BORROWER, the ADMINISTRATIVE AGENT, and the other LENDERS shall continue to deal solely and directly with such LENDER in connection with such LENDER’S rights and obligations under this AGREEMENT; (f) such LENDER shall not permit any PARTICIPANT to have any contractual right or veto directly or indirectly to approve any waivers, amendments or other modifications to this AGREEMENT or any other CREDIT DOCUMENT other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any LOAN in which such PARTICIPANT is acquiring a participation interest, extend the term or increase the amount of the applicable COMMITMENT PERCENTAGE of the LENDER selling the subject participation interest, reduce the amount of any fees to which the LENDER selling the subject participation is entitled, extend any scheduled payment date for principal upon any LOAN in which the subject PARTICIPANT is acquiring a participation interest or, except as expressly contemplated hereby or thereby, release substantially all of the COLLATERAL securing the LOAN in which the subject PARTICIPANT is acquiring a participation interest; (g) any such disposition shall not necessitate the filing of a registration statement with the Securities and Exchange Commission, or require the qualification of the LOANS or the NOTES under the blue sky law of any state; and (h) the PARTICIPANT shall not be entitled to any indemnification, yield protection or protection from increased costs which are in excess of the rights of the LENDER from which it purchased its participation interest.

          Section 10.1.7. Disclosure Of Information; Confidentiality. The SECURED PARTIES shall hold all non-public information with respect to the BORROWER confidential. The BORROWER agrees that any LENDER may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section, disclose to the ASSIGNEE, PARTICIPANT, proposed ASSIGNEE or proposed PARTICIPANT, any information relating to the BORROWER furnished to such LENDER by or on behalf of the BORROWER; provided, that prior to any such disclosure, each such ASSIGNEE, proposed ASSIGNEE, PARTICIPANT or proposed PARTICIPANT shall agree with the BORROWER or such LENDER to preserve the confidentiality of any confidential information relating to the BORROWER received from such LENDER. Nothing herein shall prevent any SECURED PARTY from disclosing such information: (a) to any other SECURED PARTY; (b) upon the order of any court or administrative agency; (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such SECURED PARTY; (d) which has been publicly disclosed; (e) to the extent reasonably required in connection with any litigation to which such SECURED PARTY may be a party; (f) to its counsel and auditors; and (g) to the extent reasonably required in connection with the exercise of any remedy hereunder.

          Section 10.1.8. Certain Pledges Or Assignments. Nothing herein shall prohibit any LENDER from pledging or assigning any NOTE to any Federal Reserve Bank in accordance with applicable LAW.

     Section 10.2. Sharing Of Collections. The LENDERS hereby agree among themselves that, except as provided to the contrary in this AGREEMENT, if any LENDER shall receive by voluntary payment, realization upon security, set-off or from any other source any amount on account of the LOANS, interest thereon, or any other OBLIGATION contemplated by this AGREEMENT or the other CREDIT DOCUMENTS to be made by the BORROWER ratably to all LENDERS in greater proportion than any such amount received by any other LENDER, then the LENDER receiving such proportionately greater payment shall notify the ADMINISTRATIVE AGENT of such receipt, and equitable adjustment will be made in the manner stated in this Section so that, in effect, all such excess amounts will be shared ratably among all of the LENDERS. The LENDER receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon its receipt of a disproportionate payment) a participation in the applicable OBLIGATIONS owed to such other LENDERS in such amount as shall result in a ratable sharing by all LENDERS of such excess amount. If all or any portion of such excess amount is thereafter recovered from the LENDER making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by LAW to be paid by the LENDER making such purchase.

     Section 10.3. Reversal Of Payments; Revival Of Obligations. To the extent that the BORROWER makes a payment or payments to the LENDERS or the ADMINISTRATIVE AGENT for the ratable benefit of the LENDERS, or the ADMINISTRATIVE AGENT or LENDERS receive any payment or proceeds of the COLLATERAL or from any set-off or any other source, which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, avoided, and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the OBLIGATIONS or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the LENDERS or the ADMINISTRATIVE AGENT.

     Section 10.4. Amendments, Waivers And Consents. Except as expressly set forth below in this Section, any term, covenant, agreement or condition of this AGREEMENT or of any of the other CREDIT DOCUMENTS may be amended or waived by the REQUIRED LENDERS on behalf of the LENDERS, and any consent may be given by the REQUIRED LENDERS on behalf of the LENDERS; provided, however, that no amendment, waiver or consent shall, without the prior written consent of all of the LENDERS: (a) increase the principal amount or extend the time for payment of any of the LOANS; (b) change any COMMITMENT PERCENTAGE or COMMITMENT AMOUNT of any LENDER (except as specifically permitted to reflect an assignment pursuant to the assignment provisions of Section 10.1.2 of this AGREEMENT); (c) extend the originally scheduled time or times of payment of the principal of any of the LOANS or the time or times of payment of interest on any of the LOANS; (d) increase or reduce the rate of interest or fees payable on any of the LOANS or as otherwise required by the CREDIT DOCUMENTS; (e) permit any subordination of the principal or interest of any of the LOANS; (f) release substantially all of the COLLATERAL or the GUARANTORS; (g) amend the provisions of this Section 10.4 or of Section 6.3 or the definitions of ADMINISTRATIVE AGENT, APPLICABLE PERCENTAGE, BORROWER, LENDERS, COMMITMENT AMOUNT, COMMITMENT PERCENTAGE, or REQUIRED LENDERS, or modify in any other manner the number or percentage of LENDERS required to make any determinations, waive any rights, or modify any provisions of this AGREEMENT; (h) reduce or forgive any commitment fees payable in accordance with Section 2.1.7 of this AGREEMENT; (i) waive any EVENT OF DEFAULT arising pursuant to a violation of either Section 6.3 or Section 7.1 of this AGREEMENT; (or) (j) waive the condition precedent to advances of proceeds of the LOANS set forth in Section 2.1.4 of this AGREEMENT with respect to any then continuing EVENTS OF DEFAULT. Except as expressly provided to the contrary in this AGREEMENT and with the exception of amendments to any provision of Article 9 of this AGREEMENT, this AGREEMENT may not be amended without the prior written consent of the BORROWER. The ADMINISTRATIVE AGENT and all of the LENDERS may amend or modify any provision of Article 9 of this AGREEMENT (excluding (i) those provisions relating to the consent rights of the BORROWER, and (ii) those provisions relating to the qualifications of a successor ADMINISTRATIVE AGENT) without the need for any consent or approval from the BORROWER, it being acknowledged that the BORROWER is not a third-party beneficiary of any of the provisions of Article 9 (without implying that the BORROWER has any other third-party beneficiary rights).

     Section 10.5. Set Off. The BORROWER agrees that, to the fullest extent permitted by law, if any OBLIGATION shall be due and payable (by acceleration or otherwise), each SECURED PARTY or PARTICIPANT (and any branch, subsidiary or affiliate thereof) shall have the right, without notice to the BORROWER, to set off against and to appropriate and apply to such OBLIGATION any indebtedness, liability or obligation of any nature owing to the BORROWER by such SECURED PARTY, PARTICIPANT (or branch, subsidiary or affiliate thereof), including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, whether or not evidenced by a certificate of deposit) now or hereafter maintained by the BORROWER with such SECURED PARTY, PARTICIPANT

(or branch, subsidiary or affiliate thereof). Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not any notice or demand has been given to the BORROWER or any other PERSON, whether such indebtedness, obligation or liability owed to the BORROWER is contingent, absolute, matured or unmatured (it being agreed that any such indebtedness, obligation or liability shall be deemed to be then due and payable at the time of such set-off), and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available. The rights provided by this Section are in addition to all other rights of set-off and banker’s LIEN and all other rights and remedies which the SECURED PARTIES, any PARTICIPANT, or any branch, subsidiary or affiliate thereof, may otherwise have under this AGREEMENT, any other CREDIT DOCUMENT, at law or in equity, or otherwise, and nothing in this AGREEMENT or any other CREDIT DOCUMENT shall be deemed a waiver or prohibition of or restriction on the rights of set-off or bankers’ LIEN of any such PERSON.

     Section 10.6. Secured Party Expenses. All reasonable SECURED PARTY EXPENSES shall be paid by the BORROWER upon the demand of the ADMINISTRATIVE AGENT, whether incurred prior to or after the date of CLOSING.

     Section 10.7. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the BORROWER, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which the BORROWER might otherwise have against any of the SECURED PARTIES. The BORROWER shall pay the payments of the principal and interest to be made upon the OBLIGATIONS, free of any deductions and without abatement, diminution or set-off other than those herein expressly provided. Until the OBLIGATIONS have been fully paid and performed, the BORROWER shall not: (a) suspend or discontinue any payments required by the CREDIT DOCUMENTS; and (b) fail to perform and observe all of the BORROWER’S covenants and agreements set forth in the CREDIT DOCUMENTS.

     Section 10.8. Indemnity. The BORROWER agrees to defend, indemnify and hold harmless each of the SECURED PARTIES and the entities affiliated with the SECURED PARTIES and all of the SECURED PARTIES’ and their respective affiliated entities’ employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered in connection with any claim, investigation, litigation or other proceeding (whether or not the SECURED PARTY or an affiliated entity is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with any CREDIT DOCUMENT, including without limitation reasonable attorneys’ and consultant’s fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. Notwithstanding any termination of this AGREEMENT or payment and performance of the OBLIGATIONS, the indemnities provided for herein shall continue in full force and effect and shall protect all of the above-described PERSONS against events arising after such termination, payment or performance as well as before.

     Section 10.9. Incorporation. The terms and conditions of the CREDIT DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein.

     Section 10.10. Waivers. The ADMINISTRATIVE AGENT at any time or from time to time may waive all or any rights under this AGREEMENT or any other CREDIT DOCUMENT upon the consent of the REQUIRED LENDERS or all LENDERS as required by the terms of this AGREEMENT, but any waiver or indulgence at any time or from time to time shall not constitute a future waiver of performance or exact performance by the BORROWER.

     Section 10.11. Continuing Obligation Of Borrower. The terms, conditions, and covenants set forth herein and in the CREDIT DOCUMENTS shall survive CLOSING and shall constitute a continuing obligation of the BORROWER during the course of the transactions contemplated herein. The LIENS and other security provided by this AGREEMENT shall remain in effect so long as any OBLIGATION, whether direct or contingent, is outstanding, unpaid, or unsatisfied or is being challenged or contested. At such time as the OBLIGATIONS have been paid, performed and satisfied in full and no INTEREST RATE

HEDGE or LETTER OF CREDIT remains in effect and provided that no challenge or contest to such payment and performance or attempt to avoid or set aside any payment upon the OBLIGATIONS is pending, the ADMINISTRATIVE AGENT shall provide, at the BORROWER’S expense, documentation sufficient to release all LIENS of the ADMINISTRATIVE AGENT in the COLLATERAL; and provided, that without limitation, the foregoing provisions of this Section shall be subject to Section 2.12 hereof.

     Section 10.12. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

     Section 10.13. Submission To Jurisdiction; Venue; Actions Against Secured Parties. For purposes of any action, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other CREDIT DOCUMENT or any matter related to this AGREEMENT or any other CREDIT DOCUMENT, including any action for recognition or enforcement of any of the SECURED PARTIES’ rights under the CREDIT DOCUMENTS or any judgment obtained by the SECURED PARTIES in respect thereof, the BORROWER hereby:

          Section 10.13.1. Jurisdiction. Irrevocably submits to the non-exclusive general jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists at any time, the courts of the United States of America for the District of Maryland.

          Section 10.13.2. Venue. Agrees that venue shall be proper in the Circuit Court for Baltimore City, Maryland, the Circuit Court for any county in the state of Maryland, as selected by the SECURED PARTIES, and, if a basis for federal jurisdiction exists, the courts of the United States of America for the District of Maryland.

          Section 10.13.3. Waiver Of Objections To Venue. Waives any right to object to the maintenance of any suit in any of the courts specified in Section 10.13.2 above on the basis of improper venue or convenience of forum. The BORROWER further agrees that it shall not institute any suit or other action against any of the SECURED PARTIES, in law or in equity, which is based directly or indirectly on this AGREEMENT, any other CREDIT DOCUMENT or any matter related to this AGREEMENT or any other CREDIT DOCUMENT, in any court other than a court specified in Section 10.13.2 above; provided, that in any instance in which there is then pending a suit instituted by the LENDER against the BORROWER in a court other than a court specified in Section 10.13.2 above, the BORROWER may file in such suit any counterclaim which it has against any of the SECURED PARTIES but only if such counterclaim is a compulsory counterclaim and would be barred if not filed as a counterclaim in such suit. The BORROWER agrees that any suit brought by it against any of the SECURED PARTIES not in accordance with this paragraph should be forthwith dismissed or transferred to a court specified in Section 10.13.2 above.

     Section 10.14. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing (except to the extent that telephonic notice is expressly authorized by the terms of this AGREEMENT) and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the ADMINISTRATIVE AGENT, the LENDERS or the BORROWER at the appropriate addresses set forth below or to such other address as may be hereafter specified by written notice by the ADMINISTRATIVE AGENT, the LENDERS or the BORROWER. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

               If to any or all of the LENDERS:

To the addresses set forth on the signature pages of this AGREEMENT or in any LENDER ASSIGNMENT

               If to the ADMINISTRATIVE AGENT (with a copy to each of the LENDERS):

Manufacturers And Traders Trust Company 25 S. Charles Street, 12th Floor Baltimore, Maryland 21201 Attn: Hugh E. Giorgio, Vice President Facsimile: (410) 244-4447

-and-

Manufacturers And Traders Trust Company 6395 Dobbin Road, Suite 106 Columbia, Maryland 21045 Attn: Robert F. Topper, Vice President Facsimile: (410) 964-6810

               If to the BORROWER:

Martek Biosciences Corporation 6480 Dobbin Road Columbia, Maryland 21045 Attn: George P. Barker, Esquire Facsimile: (410) 740-2985

               With A Courtesy Copy To:

HOGAN & HARTSON L.L.P. 111 South Calvert Street, Suite 1600 Baltimore, Maryland 21202 Attn.: Kevin G. Gralley, Esquire Facsimile: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of any notice given to the BORROWER in the manner provided herein.

     Section 10.15. Miscellaneous Provisions. The parties agree that: (a) this AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof; (b) this AGREEMENT shall be binding upon the parties and their successors and assigns, contains the final and entire agreement and understanding of the parties, and may neither be amended or altered except by a writing signed by the parties; (c) time is strictly of the essence of this AGREEMENT; (d) as used herein, the singular includes the plural and the plural includes the singular, the use of any gender applies to all genders; (e) the captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT; (f) a carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement; (g) this AGREEMENT may be delivered by facsimile, and a facsimile of any party’s signature to this AGREEMENT shall be deemed an original signature for all purposes; and (h) this AGREEMENT may be executed in several counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same document.

     Section 10.16. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other CREDIT DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with any of the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the SECURED PARTIES and the BORROWER have duly executed this AGREEMENT under seal as of the date first above written. This AGREEMENT may be executed in counterparts and delivered via facsimile and shall be enforceable against each signatory hereto regardless of whether all indicated signatories ultimately execute this AGREEMENT.

WITNESS/ATTEST:	MARTEK BIOSCIENCES CORPORATION,
A Delaware Corporation

By:	/s/ Peter L. Buzy	(SEAL)

Peter L. Buzy, Chief Financial Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

COUNTERPART SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	MANUFACTURERS AND TRADERS TRUST COMPANY,
In Its Capacity As Administrative Agent

By:		/s/ Robert Topper	(SEAL)

	Name:	Robert Topper

	Title:	Vice President

WITNESS/ATTEST:	BANK OF AMERICA, N.A.,
In Its Capacity As Syndication Agent

By:		/s/ Michael J. Radcliffe	(SEAL)

	Name:	Michael J. Radcliffe

	Title:	Senior Vice President

WITNESS/ATTEST:	SUNTRUST BANK,
In Its Capacity As Documentation Agent

By:		/s/ J. MacGregor Tisdale	(SEAL)

	Name:	J. MacGregor Tisdale

	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

COUNTERPART SIGNATURE PAGE OF “LENDERS” TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:		/s/ Robert Topper	(SEAL)

	Name:	Robert Topper

	Title:	Vice President

Commitment Percentage: Commitment Amount:	26.5% 22,500,000.00

Notice Address:
25 S. Charles Street, 12th Floor
Baltimore, Maryland 21201
Attn: Hugh E. Giorgio, Vice President
Facsimile: (410) 244-4447

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

COUNTERPART SIGNATURE PAGE OF “LENDERS” TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	BANK OF AMERICA, N.A

By:		/s/ Michael J. Radcliffe	(SEAL)

	Name:	Michael J. Radcliffe

	Title:	Senior Vice President

Commitment Percentage: Commitment Amount:	23.5% $20,000,000.00

Notice Address:
1101 Wootton Parkway, 4th Floor
Rockville, MD 20852
Attn.:   Michael J. Radcliffe, Senior Vice President
Fax:       (301) 517-3120

COUNTERPART SIGNATURE PAGE OF “LENDERS” TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	SUNTRUST BANK

By:		/s/ J. MacGregor Tisdale	(SEAL)

	Name:	J. MacGregor Tisdale

	Title:	Vice President

Commitment Percentage: Commitment Amount:	17.6% $15,000,000.00

Notice Address:
120 E. Baltimore Street, 25th Floor
Baltimore, MD 21202
Attn.:   Mac Tisdale, Assistant Vice President
Fax:       (410) 986-1670

COUNTERPART SIGNATURE PAGE OF “LENDERS” TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	COMERICA BANK

By:		/s/ Richard S. Bagosy	(SEAL)

	Name:	Richard S. Bagosy

	Title:	Vice President

Commitment Percentage: Commitment Amount:	11.8% $10,000,000.00

Notice Address:
Comerica Tower at Detroit Center
500 Woodward Avenue
Detroit, MI 48226
Attn.:   Richard S. Bagosy, Vice President, Middle Market Banking, Metropolitan Loans - D
Fax:       (313) 222-3389

COUNTERPART SIGNATURE PAGE OF “LENDERS” TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	FIFTH THIRD BANK

	By:		/s/ David Melin	(SEAL)

		Name:	David Melin

		Title:	Vice President

Commitment Percentage: Commitment Amount:	11.8% $10,000,000.00

Notice Address:
Mailcode: 109046
38 Fountain Square Plaza
Cincinnati, OH 45202
Attn.:   David Melin
Fax:       (513) 534-5947

COUNTERPART SIGNATURE PAGE OF “LENDERS” TO LOAN AND SECURITY AGREEMENT:

WITNESS/ATTEST:	CHEVY CHASE BANK

	By:		/s/ William J. Olsen	(SEAL)

		Name:	William J. Olsen

		Title:	Group Vice President

Commitment Percentage: Commitment Amount:	8.8% $7,500,000.00

Notice Address:
135 E. Baltimore Street
Baltimore, MD 21202
Attn.:   William J. Olsen, Group Vice President
Fax:       (410) 685-1990

GUARANTY AGREEMENT

(Martek Biosciences Boulder Corporation)

     THIS GUARANTY AGREEMENT (“GUARANTY”) is made to be effective as of January 26, 2004, by MARTEK BIOSCIENCES BOULDER CORPORATION, a Delaware corporation (“GUARANTOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”), the ADMINISTRATIVE AGENT, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

     The LENDERS have been requested to extend loans to the BORROWER in the maximum aggregate principal amount of Eighty-Five Million Dollars ($85,000,000.00) (collectively, “LOANS”). The LENDERS are unwilling to extend the LOANS to the BORROWER unless the GUARANTOR agrees to guaranty to the SECURED PARTIES the payment and performance by the BORROWER of all obligations owed by the BORROWER to the SECURED PARTIES in connection with the LOANS. The GUARANTOR will derive substantial direct and indirect economic benefits from the extension of the LOANS by the SECURED PARTIES to the BORROWER, and has agreed to execute and deliver this GUARANTY in order to induce the SECURED PARTIES to extend the LOANS to the BORROWER. Hereafter, the LOAN AGREEMENT and all documents and writings evidencing or securing the LOANS are collectively referred to as the “CREDIT DOCUMENTS.”

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the GUARANTOR hereby agrees to provide to the SECURED PARTIES the following guaranties and indemnifications.

     Section 1. Guaranty. The GUARANTOR guarantees to the SECURED PARTIES: (a) the payment of any and all sums now or hereafter due and owing to the SECURED PARTIES by the BORROWER as a result of or in connection with any and all existing or future indebtedness, liability, or obligation of every kind, nature, type, and variety owed by the BORROWER to the SECURED PARTIES from time to time, arising out of or related to the LOANS or the CREDIT DOCUMENTS, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, unconditional or conditional, known or unknown, liquidated or unliquidated, contractual or tortious, including, but not limited to, all amounts of principal, interest, charges, reimbursements, advancements, escrows, and fees; (b) that all sums now or hereafter due and owing by the BORROWER to the SECURED PARTIES in connection with or arising from the LOANS shall be paid when and as due, whether by reason of installment, maturity, acceleration or otherwise, time being of the essence; (c) the payment and performance of all indemnification obligations and duties to defend owed by the BORROWER to the SECURED PARTIES in accordance with the terms of the CREDIT DOCUMENTS; and (d) the timely, complete, continuous, and strict performance and observance by the BORROWER of each of the terms, covenants, agreements and conditions contained in the CREDIT DOCUMENTS. The GUARANTOR agrees to hold harmless and indemnify the SECURED PARTIES from any and all costs and expenses, including reasonable attorneys’ fees, incurred by the SECURED PARTIES as a result of a failure by the BORROWER to satisfy its duties and obligations under the CREDIT DOCUMENTS or the GUARANTOR’S failure to satisfy the duties and obligations assumed by the GUARANTOR under this GUARANTY. As used in this GUARANTY, the term “OBLIGATIONS” shall refer to the obligations of payment, performance, and indemnification which the GUARANTOR has undertaken and assumed pursuant to this GUARANTY, as described in this Section and in other Sections of this GUARANTY.

     Section 2. Nature Of Guaranty. This GUARANTY is irrevocable and absolute and one of payment and not just collection, and is direct, immediate, and primary. This GUARANTY makes the GUARANTOR a surety to the SECURED PARTIES for the ratable and proportionate benefit of the SECURED PARTIES with respect to the OBLIGATIONS and the equivalent of a co-obligor with the BORROWER.

     Section 3. Secured Parties Need Not Pursue Other Rights. The SECURED PARTIES shall be under no obligation to pursue any of the SECURED PARTIES’ rights and remedies against: (a) the BORROWER; (b) any of the BORROWER’S collateral securing the obligations of the BORROWER to the SECURED PARTIES; (c) any other guarantor; or (d) any other guarantor’s collateral, before pursuing the SECURED PARTIES’ rights and remedies against the GUARANTOR.

     Section 4. Certain Rights Of Secured Parties. The GUARANTOR hereby assents to any and all terms and agreements between the SECURED PARTIES and the BORROWER or between the SECURED PARTIES and any other guarantor, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The SECURED PARTIES may, without compromising, impairing, diminishing, or in any way releasing the GUARANTOR from the OBLIGATIONS and without notifying or obtaining the prior approval of the GUARANTOR, at any time or from time to time: (a) waive or excuse a default by the BORROWER or any other guarantor, or delay in the exercise by the SECURED PARTIES of any or all of the SECURED PARTIES’ rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the BORROWER or any other guarantor; (c) release, substitute, exchange, surrender, or add collateral of the BORROWER or of any other guarantor, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the SECURED PARTIES on any real or personal property securing payment or performance, in whole or in part, of the obligations of the BORROWER to the SECURED PARTIES or of any other guarantor; (d) release the BORROWER or any other guarantor; (e) apply payments made by the BORROWER or by any other guarantor to any sums owed by the BORROWER to the SECURED PARTIES, in any order or manner, or to any specific account or accounts, as the SECURED PARTIES may elect; and (f) modify, change, renew, extend, or amend in any respect any of the CREDIT DOCUMENTS or any guaranties, security agreements or other agreements between the SECURED PARTIES and any other guarantor, including without limitation modifications which increase the amount of the OBLIGATIONS or extend the maturity of the OBLIGATIONS.

     Section 5. Waivers By Guarantor. The GUARANTOR waives: (a) any and all notices whatsoever with respect to this GUARANTY or with respect to any of the obligations of the BORROWER to the SECURED PARTIES, including, but not limited to, notice of (i) the SECURED PARTIES’ acceptance hereof or the SECURED PARTIES’ intention to act, or the SECURED PARTIES’ action, in reliance hereon, (ii) the present existence or future incurring of any of the obligations of the BORROWER to the SECURED PARTIES or any terms or amounts thereof or any change therein, (iii) any default by the BORROWER or any surety, pledgor, grantor of security, guarantor or any person who has guarantied or secured in whole or in part the obligations of the BORROWER to the SECURED PARTIES, and (iv) the obtaining or release of any guaranty or surety agreement, pledge, assignment, or other security for any of the obligations of the BORROWER to the SECURED PARTIES; (b) presentment and demand for payment of any sum due from the BORROWER or any other guarantor and protest of nonpayment; and (c) demand for performance by the BORROWER or any other guarantor.

     Section 6. Unenforceability Of Obligations Of Borrower. This GUARANTY shall be valid, binding, and enforceable even if the obligations of the BORROWER to the SECURED PARTIES which are guaranteed hereby are now or hereafter become invalid, unenforceable or uncollectible for any reason.

     Section 7. No Conditions Precedent. This GUARANTY shall be effective and enforceable immediately upon its execution. The GUARANTOR acknowledges that no unsatisfied conditions precedent to the effectiveness and enforceability of this GUARANTY exist as of the date of its execution and that the effectiveness and enforceability of this GUARANTY are not in any way conditioned or contingent upon any event, occurrence, or happening, or upon any condition existing or coming into existence either before or after the execution of this GUARANTY.

     Section 8. No Duty To Disclose. The SECURED PARTIES shall have no present or future duty or obligation to discover or to disclose to the GUARANTOR any information, financial or otherwise, concerning the BORROWER, any other guarantor, or any collateral securing either the obligations of the BORROWER to the SECURED PARTIES or of any other person who may have guarantied in whole or in part the obligations of the BORROWER to the SECURED PARTIES. The GUARANTOR waives any right to claim or assert any such duty or obligation on the part of the SECURED PARTIES. The GUARANTOR agrees to obtain all information which the GUARANTOR considers either appropriate or relevant to this GUARANTY from sources other than the SECURED PARTIES and to become and remain at all times current and continuously apprised of all information concerning the

2

BORROWER, other guarantors, and any collateral which is material and relevant to the OBLIGATIONS of the GUARANTOR under this GUARANTY.

     Section 9. Existing Or Future Guaranties. The execution of this GUARANTY shall not discharge, terminate or in any way impair or adversely affect the validity or enforceability of any other guaranty given by the GUARANTOR to the SECURED PARTIES. The execution and delivery by the GUARANTOR of any future guaranty for the benefit of the SECURED PARTIES shall not discharge, terminate, or in any way impair or adversely affect the validity or enforceability of this GUARANTY unless expressly stated therein. All guaranties provided by the GUARANTOR to the SECURED PARTIES are intended to be cumulative and shall remain in full force and effect unless and until discharged and terminated in accordance with any expressly stated termination provisions set forth therein.

     Section 10. Cumulative Liability. The liability of the GUARANTOR under this GUARANTY shall be cumulative to, and not in lieu of, the GUARANTOR’S liability under any other CREDIT DOCUMENT or in any capacity other than as GUARANTOR hereunder.

     Section 11. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the SECURED PARTIES, and the GUARANTOR shall pay and perform these OBLIGATIONS, free of any deductions and without abatement, diminution or setoff. Until such time as the OBLIGATIONS have been fully paid and performed, the GUARANTOR: (a) shall not suspend or discontinue any payments provided for herein; (b) shall perform and observe all of the covenants and agreements contained in this GUARANTY; and (c) shall not terminate or attempt to terminate this GUARANTY for any reason. No delay by the SECURED PARTIES in making demand on the GUARANTOR for satisfaction of the OBLIGATIONS shall prejudice or in any way impair the SECURED PARTIES’ ability to enforce this GUARANTY.

     Section 12. Defenses Against Borrower. The GUARANTOR waives any right to assert against the SECURED PARTIES any defense (whether legal or equitable), claim, counterclaim, or right of setoff or recoupment which the GUARANTOR may now or hereafter have against the BORROWER or any other guarantor.

     Section 13. Events Of Default. The occurrence of any of the following (each an “EVENT OF DEFAULT”) shall entitle the SECURED PARTIES, without notice or demand, to accelerate and call due the OBLIGATIONS, even if the SECURED PARTIES have not accelerated and called due the sums owed to the SECURED PARTIES by the BORROWER: (a) the occurrence of an “EVENT OF DEFAULT,” as such term is defined in the LOAN AGREEMENT; and (b) a failure of the GUARANTOR to pay any of the OBLIGATIONS to the SECURED PARTIES at such time as the nonpayment thereof by the BORROWER would constitute an “EVENT OF DEFAULT” under the LOAN AGREEMENT.

     Section 14. Expenses Of Collection And Attorneys’ Fees. Should this GUARANTY be referred to an attorney for collection, the GUARANTOR shall pay all of the SECURED PARTIES’ reasonable costs, fees and expenses resulting from such referral, including reasonable attorneys’ fees, which the SECURED PARTIES may incur, even though judgment has not been confessed or suit has not been filed.

     Section 15. Confession Of Judgment. Upon the occurrence of an EVENT OF DEFAULT, the GUARANTOR authorizes any attorney designated by the SECURED PARTIES or admitted to practice before any court of record in the United States to appear on its behalf in any court in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to confess judgment against the GUARANTOR in the full amount due on this GUARANTY (including principal, accrued interest and any and all charges, fees and costs) plus attorneys’ fees equal to fifteen percent (15%) of the amount due, plus court costs, all without prior notice or opportunity of the GUARANTOR for a prior hearing. The GUARANTOR waives the benefit of any statutes, ordinances, or rules of court which may be lawfully waived conferring upon it any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the GUARANTOR shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the SECURED PARTIES shall deem necessary, convenient, or

3

proper. In the event that the SECURED PARTIES receive, as a result of execution on a judgment confessed hereunder, attorneys’ fees which exceed the actual legal fees incurred by the SECURED PARTIES in connection with the enforcement of this GUARANTY, then upon full and final payment of all other sums due and owing to the SECURED PARTIES in accordance with this GUARANTY and the payment to the SECURED PARTIES of the actual attorneys’ fees incurred by the SECURED PARTIES, the SECURED PARTIES shall remit such excess amount of attorneys’ fees to the GUARANTOR.

     Section 16. Interest Rate. If judgment is entered against the GUARANTOR on this GUARANTY, the amount of the judgment entered (which, unless applicable law specifically provides to the contrary, includes all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expenses, attorneys’ fees, and court costs) shall bear interest at the highest rate after default authorized by the CREDIT DOCUMENTS (“DEFAULT RATE”) as of the date of entry of the judgment to the extent permitted by applicable law. In the event any statute or rule of court specifies the rate of interest which a judgment on this GUARANTY may bear or the amount on which such interest rate may apply and such rate or amount is less than that called for in the preceding sentence absent a restriction under applicable law, the GUARANTOR: (a) agrees to pay to the order of the SECURED PARTIES an amount as will equal the interest computed at the DEFAULT RATE on the judgment amount (which, for this purpose, shall be considered to include all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expense fees, attorneys’ fees, and court costs) less the interest due on the amount of the judgment which bears judgment interest; and (b) authorizes the confession of judgment pursuant to the confession of judgment provision of this GUARANTY if the GUARANTOR fails to make payment thereof.

     Section 17. Enforcement During Bankruptcy Of Borrower. Enforcement of this GUARANTY shall not be stayed or in any way delayed as a result of the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER. Should the SECURED PARTIES be required to obtain an order of the United States Bankruptcy Court to begin enforcement of this GUARANTY after the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER, the GUARANTOR hereby consents to this relief and agrees to file or cause to be filed all appropriate pleadings to evidence and effectuate such consent and to enable the SECURED PARTIES to obtain the relief requested.

     Section 18. Remedies Cumulative. All of the SECURED PARTIES’ rights and remedies shall be cumulative and any failure of the SECURED PARTIES to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

     Section 19. Continuing Guaranty. This GUARANTY is a continuing guaranty of all existing and future obligations of the BORROWER to the SECURED PARTIES arising out of or relating to the LOANS or the CREDIT DOCUMENTS and may not be terminated by the GUARANTOR until after the repayment and performance in full of the LOANS and all of the OBLIGATIONS and in the absence of any pending or threatened proceedings to avoid or recover any payment previously received by the SECURED PARTIES upon the LOANS or any of the OBLIGATIONS. All obligations and duties of indemnification assumed by the GUARANTOR under this GUARANTY and the obligations of the GUARANTOR to guaranty any covenants or agreements of indemnification or duties to defend provided by the BORROWER to the SECURED PARTIES shall survive the repayment of the LOANS and the termination of this GUARANTY.

     Section 20. Reinstatement. If at any time any payment, or portion thereof, made by, or for the account of, the BORROWER or the GUARANTOR on account of any of the obligations and liabilities under any of the CREDIT DOCUMENTS is set aside by any court or trustee having jurisdiction as a voidable preference, or fraudulent conveyance or must otherwise be restored or returned by the SECURED PARTIES to the BORROWER or any other person or entity under any insolvency, bankruptcy or other federal and/or state law or as a result of any dissolution, liquidation or reorganization of the BORROWER or any other person or entity, or for any other reason, the GUARANTOR hereby agrees that this GUARANTY shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

     Section 21. Rights Of Subrogation, Etc. In the event the GUARANTOR pays any sum to or for the benefit of the SECURED PARTIES pursuant to this GUARANTY, the GUARANTOR may not enforce any right of contribution, indemnification, exoneration, reimbursement, subrogation or other right or remedy against the BORROWER, any other guarantor, or any collateral, whether real, personal, or mixed, securing the obligations of the

4

BORROWER to the SECURED PARTIES or the obligations of any other guarantor to the SECURED PARTIES until such time as the SECURED PARTIES have been paid in full and has no further claim against the BORROWER, any other guarantor, or any collateral. The GUARANTOR waives and releases any claim which the GUARANTOR hereafter may have against the SECURED PARTIES if some action of the SECURED PARTIES, whether intentional or negligent, impairs, destroys, or in any way adversely affects any right of contribution, indemnification, exoneration, reimbursement, subrogation, or the like which the GUARANTOR may have upon the payment of any sum to or for the benefit of the SECURED PARTIES pursuant to this GUARANTY.

     Section 22. Subordination Of Certain Indebtedness. If the GUARANTOR advances any sums to the BORROWER or its successors or assigns or if the BORROWER or its successors or assigns shall hereafter become indebted to the GUARANTOR, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the SECURED PARTIES by the BORROWER; provided, however, that unless an EVENT OF DEFAULT shall have occurred and be continuing the BORROWER shall be permitted to repay such sums and indebtedness to the GUARANTOR.

     Section 23. Renewals, Etc. This GUARANTY shall apply to all sums now or hereafter owed by the BORROWER to the SECURED PARTIES and to all extensions, modifications, amendments, renewals, substitutions, and refinancings thereof.

     Section 24. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this GUARANTY and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this GUARANTY and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this GUARANTY or which occurred or were to occur as a direct or indirect result of this GUARANTY having been executed.

     Section 25. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland, including all United States District Courts located in Maryland. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in any United States District Court located in Maryland and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 26. Invalidity Of Any Part. If any provision or part of any provision of this GUARANTY shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this GUARANTY, and this GUARANTY shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

     Section 27. Amendment Or Waiver. This GUARANTY may be amended only by a writing duly executed by the GUARANTOR and the ADMINISTRATIVE AGENT with the consent of those SECURED PARTIES as may be required under the LOAN AGREEMENT. No waiver by the SECURED PARTIES of any of the provisions of this GUARANTY or any of the rights or remedies of the SECURED PARTIES with respect hereto shall be considered effective or enforceable unless in writing.

     Section 28. Notices. Any notice required or permitted by or in connection with this GUARANTY shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient

5

thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

     If to the SECURED PARTIES:

          MANUFACTURERS AND TRADERS TRUST COMPANY, As Administrative Agent
          25 S. Charles Street, 12th Floor
          Baltimore, Maryland 21201
          Attn: Hugh E. Giorgio, Vice President
          Facsimile: (410) 244-4447

     If to the GUARANTOR:

          MARTEK BIOSCIENCES BOULDER CORPORATION
          c/o Martek Biosciences Corporation
          6480 Dobbin Road
          Columbia, Maryland 21045
          Attn.: George P. Barker, Esquire
          Fax No.: (410) 740-2985

     With A Courtesy Copy To:

          HOGAN & HARTSON L.L.P.
          111 South Calvert Street, Suite 1600
          Baltimore, Maryland 21202
          Attn.: Kevin G. Gralley, Esquire
          Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTOR in the manner provided herein.

     Section 29. Binding Nature. This GUARANTY shall inure to the benefit of and be enforceable by the SECURED PARTIES and the SECURED PARTIES’ successors and assigns and any other person to whom the SECURED PARTIES may grant an interest in the obligations of the BORROWER to the SECURED PARTIES, and shall be binding upon and enforceable against the GUARANTOR and the GUARANTOR’S successors, and assigns.

     Section 30. Joint And Several Nature. The liability of the GUARANTOR shall be joint and several with the liability of any other guarantor of the LOANS not a party to this GUARANTY.

     Section 31. Assignability. This GUARANTY or an interest therein may be assigned by the SECURED PARTIES, or by any other holder, at any time or from time to time, without prior notice to or consent from the GUARANTOR.

     Section 32. Tense, Gender, Defined Terms, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. If more than one person has executed this GUARANTY, the term “GUARANTOR” means all such persons collectively or any one or more of such persons individually or collectively, as the case may be and as the context may require. All defined terms are completely capitalized throughout this GUARANTY. All captions are for the purpose of convenience only.

     Section 33. Seal And Effective Date. This GUARANTY is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.

     Section 34. Waiver Of Trial By Jury. The GUARANTOR and the SECURED PARTIES, by their execution and acceptance, respectively, of this GUARANTY, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this

6

GUARANTY or which in any way relates, directly or indirectly, to this GUARANTY or any event, transaction, or occurrence arising out of or in any way connected with this GUARANTY, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

7

     IN WITNESS WHEREOF, the GUARANTOR has executed this GUARANTY with the specific intention of creating a document under seal.

WITNESS:	GUARANTOR:

MARTEK BIOSCIENCES BOULDER CORPORATION

	By:	/s/ Peter L. Buzy	(SEAL)

Peter L. Buzy,
Chief Financial Officer and Treasurer

8

GUARANTY AGREEMENT

(Martek Biosciences Kingstree Corporation)

     THIS GUARANTY AGREEMENT (“GUARANTY”) is made to be effective as of January 26, 2004, by MARTEK BIOSCIENCES KINGSTREE CORPORATION, a Delaware corporation (“GUARANTOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”), the ADMINISTRATIVE AGENT, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

     The LENDERS have been requested to extend loans to the BORROWER in the maximum aggregate principal amount of Eighty-Five Million Dollars ($85,000,000.00) (collectively, “LOANS”). The LENDERS are unwilling to extend the LOANS to the BORROWER unless the GUARANTOR agrees to guaranty to the SECURED PARTIES the payment and performance by the BORROWER of all obligations owed by the BORROWER to the SECURED PARTIES in connection with the LOANS. The GUARANTOR will derive substantial direct and indirect economic benefits from the extension of the LOANS by the SECURED PARTIES to the BORROWER, and has agreed to execute and deliver this GUARANTY in order to induce the SECURED PARTIES to extend the LOANS to the BORROWER. Hereafter, the LOAN AGREEMENT and all documents and writings evidencing or securing the LOANS are collectively referred to as the “CREDIT DOCUMENTS.”

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the GUARANTOR hereby agrees to provide to the SECURED PARTIES the following guaranties and indemnifications.

     Section 1. Guaranty. The GUARANTOR guarantees to the SECURED PARTIES: (a) the payment of any and all sums now or hereafter due and owing to the SECURED PARTIES by the BORROWER as a result of or in connection with any and all existing or future indebtedness, liability, or obligation of every kind, nature, type, and variety owed by the BORROWER to the SECURED PARTIES from time to time, arising out of or related to the LOANS or the CREDIT DOCUMENTS, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, unconditional or conditional, known or unknown, liquidated or unliquidated, contractual or tortious, including, but not limited to, all amounts of principal, interest, charges, reimbursements, advancements, escrows, and fees; (b) that all sums now or hereafter due and owing by the BORROWER to the SECURED PARTIES in connection with or arising from the LOANS shall be paid when and as due, whether by reason of installment, maturity, acceleration or otherwise, time being of the essence; (c) the payment and performance of all indemnification obligations and duties to defend owed by the BORROWER to the SECURED PARTIES in accordance with the terms of the CREDIT DOCUMENTS; and (d) the timely, complete, continuous, and strict performance and observance by the BORROWER of each of the terms, covenants, agreements and conditions contained in the CREDIT DOCUMENTS. The GUARANTOR agrees to hold harmless and indemnify the SECURED PARTIES from any and all costs and expenses, including reasonable attorneys’ fees, incurred by the SECURED PARTIES as a result of a failure by the BORROWER to satisfy its duties and obligations under the CREDIT DOCUMENTS or the GUARANTOR’S failure to satisfy the duties and obligations assumed by the GUARANTOR under this GUARANTY. As used in this GUARANTY, the term “OBLIGATIONS” shall refer to the obligations of payment, performance, and indemnification which the GUARANTOR has undertaken and assumed pursuant to this GUARANTY, as described in this Section and in other Sections of this GUARANTY.

     Section 2. Nature Of Guaranty. This GUARANTY is irrevocable and absolute and one of payment and not just collection, and is direct, immediate, and primary. This GUARANTY makes the GUARANTOR a surety to the SECURED PARTIES for the ratable and proportionate benefit of the SECURED PARTIES with respect to the OBLIGATIONS and the equivalent of a co-obligor with the BORROWER.

     Section 3. Secured Parties Need Not Pursue Other Rights. The SECURED PARTIES shall be under no obligation to pursue any of the SECURED PARTIES’ rights and remedies against: (a) the BORROWER; (b) any of the BORROWER’S collateral securing the obligations of the BORROWER to the SECURED PARTIES; (c) any other guarantor; or (d) any other guarantor’s collateral, before pursuing the SECURED PARTIES’ rights and remedies against the GUARANTOR.

     Section 4. Certain Rights Of Secured Parties. The GUARANTOR hereby assents to any and all terms and agreements between the SECURED PARTIES and the BORROWER or between the SECURED PARTIES and any other guarantor, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The SECURED PARTIES may, without compromising, impairing, diminishing, or in any way releasing the GUARANTOR from the OBLIGATIONS and without notifying or obtaining the prior approval of the GUARANTOR, at any time or from time to time: (a) waive or excuse a default by the BORROWER or any other guarantor, or delay in the exercise by the SECURED PARTIES of any or all of the SECURED PARTIES’ rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the BORROWER or any other guarantor; (c) release, substitute, exchange, surrender, or add collateral of the BORROWER or of any other guarantor, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the SECURED PARTIES on any real or personal property securing payment or performance, in whole or in part, of the obligations of the BORROWER to the SECURED PARTIES or of any other guarantor; (d) release the BORROWER or any other guarantor; (e) apply payments made by the BORROWER or by any other guarantor to any sums owed by the BORROWER to the SECURED PARTIES, in any order or manner, or to any specific account or accounts, as the SECURED PARTIES may elect; and (f) modify, change, renew, extend, or amend in any respect any of the CREDIT DOCUMENTS or any guaranties, security agreements or other agreements between the SECURED PARTIES and any other guarantor, including without limitation modifications which increase the amount of the OBLIGATIONS or extend the maturity of the OBLIGATIONS.

     Section 5. Waivers By Guarantor. The GUARANTOR waives: (a) any and all notices whatsoever with respect to this GUARANTY or with respect to any of the obligations of the BORROWER to the SECURED PARTIES, including, but not limited to, notice of (i) the SECURED PARTIES’ acceptance hereof or the SECURED PARTIES’ intention to act, or the SECURED PARTIES’ action, in reliance hereon, (ii) the present existence or future incurring of any of the obligations of the BORROWER to the SECURED PARTIES or any terms or amounts thereof or any change therein, (iii) any default by the BORROWER or any surety, pledgor, grantor of security, guarantor or any person who has guarantied or secured in whole or in part the obligations of the BORROWER to the SECURED PARTIES, and (iv) the obtaining or release of any guaranty or surety agreement, pledge, assignment, or other security for any of the obligations of the BORROWER to the SECURED PARTIES; (b) presentment and demand for payment of any sum due from the BORROWER or any other guarantor and protest of nonpayment; and (c) demand for performance by the BORROWER or any other guarantor.

     Section 6. Unenforceability Of Obligations Of Borrower. This GUARANTY shall be valid, binding, and enforceable even if the obligations of the BORROWER to the SECURED PARTIES which are guaranteed hereby are now or hereafter become invalid, unenforceable or uncollectible for any reason.

     Section 7. No Conditions Precedent. This GUARANTY shall be effective and enforceable immediately upon its execution. The GUARANTOR acknowledges that no unsatisfied conditions precedent to the effectiveness and enforceability of this GUARANTY exist as of the date of its execution and that the effectiveness and enforceability of this GUARANTY are not in any way conditioned or contingent upon any event, occurrence, or happening, or upon any condition existing or coming into existence either before or after the execution of this GUARANTY.

     Section 8. No Duty To Disclose. The SECURED PARTIES shall have no present or future duty or obligation to discover or to disclose to the GUARANTOR any information, financial or otherwise, concerning the BORROWER, any other guarantor, or any collateral securing either the obligations of the BORROWER to the SECURED PARTIES or of any other person who may have guarantied in whole or in part the obligations of the BORROWER to the SECURED PARTIES. The GUARANTOR waives any right to claim or assert any such duty or obligation on the part of the SECURED PARTIES. The GUARANTOR agrees to obtain all information which the GUARANTOR considers either appropriate or relevant to this GUARANTY from sources other than the SECURED PARTIES and to become and remain at all times current and continuously apprised of all information concerning the

2

BORROWER, other guarantors, and any collateral which is material and relevant to the OBLIGATIONS of the GUARANTOR under this GUARANTY.

     Section 9. Existing Or Future Guaranties. The execution of this GUARANTY shall not discharge, terminate or in any way impair or adversely affect the validity or enforceability of any other guaranty given by the GUARANTOR to the SECURED PARTIES. The execution and delivery by the GUARANTOR of any future guaranty for the benefit of the SECURED PARTIES shall not discharge, terminate, or in any way impair or adversely affect the validity or enforceability of this GUARANTY unless expressly stated therein. All guaranties provided by the GUARANTOR to the SECURED PARTIES are intended to be cumulative and shall remain in full force and effect unless and until discharged and terminated in accordance with any expressly stated termination provisions set forth therein.

     Section 10. Cumulative Liability. The liability of the GUARANTOR under this GUARANTY shall be cumulative to, and not in lieu of, the GUARANTOR’S liability under any other CREDIT DOCUMENT or in any capacity other than as GUARANTOR hereunder.

     Section 11. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the SECURED PARTIES, and the GUARANTOR shall pay and perform these OBLIGATIONS, free of any deductions and without abatement, diminution or setoff. Until such time as the OBLIGATIONS have been fully paid and performed, the GUARANTOR: (a) shall not suspend or discontinue any payments provided for herein; (b) shall perform and observe all of the covenants and agreements contained in this GUARANTY; and (c) shall not terminate or attempt to terminate this GUARANTY for any reason. No delay by the SECURED PARTIES in making demand on the GUARANTOR for satisfaction of the OBLIGATIONS shall prejudice or in any way impair the SECURED PARTIES’ ability to enforce this GUARANTY.

     Section 12. Defenses Against Borrower. The GUARANTOR waives any right to assert against the SECURED PARTIES any defense (whether legal or equitable), claim, counterclaim, or right of setoff or recoupment which the GUARANTOR may now or hereafter have against the BORROWER or any other guarantor.

     Section 13. Events Of Default. The occurrence of any of the following (each an “EVENT OF DEFAULT”) shall entitle the SECURED PARTIES, without notice or demand, to accelerate and call due the OBLIGATIONS, even if the SECURED PARTIES have not accelerated and called due the sums owed to the SECURED PARTIES by the BORROWER: (a) the occurrence of an “EVENT OF DEFAULT,” as such term is defined in the LOAN AGREEMENT; and (b) a failure of the GUARANTOR to pay any of the OBLIGATIONS to the SECURED PARTIES at such time as the nonpayment thereof by the BORROWER would constitute an “EVENT OF DEFAULT” under the LOAN AGREEMENT.

     Section 14. Expenses Of Collection And Attorneys’ Fees. Should this GUARANTY be referred to an attorney for collection, the GUARANTOR shall pay all of the SECURED PARTIES’ reasonable costs, fees and expenses resulting from such referral, including reasonable attorneys’ fees, which the SECURED PARTIES may incur, even though judgment has not been confessed or suit has not been filed.

     Section 15. Confession Of Judgment. Upon the occurrence of an EVENT OF DEFAULT, the GUARANTOR authorizes any attorney designated by the SECURED PARTIES or admitted to practice before any court of record in the United States to appear on its behalf in any court in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to confess judgment against the GUARANTOR in the full amount due on this GUARANTY (including principal, accrued interest and any and all charges, fees and costs) plus attorneys’ fees equal to fifteen percent (15%) of the amount due, plus court costs, all without prior notice or opportunity of the GUARANTOR for a prior hearing. The GUARANTOR waives the benefit of any statutes, ordinances, or rules of court which may be lawfully waived conferring upon it any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the GUARANTOR shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the SECURED PARTIES shall deem necessary, convenient, or

3

proper. In the event that the SECURED PARTIES receive, as a result of execution on a judgment confessed hereunder, attorneys’ fees which exceed the actual legal fees incurred by the SECURED PARTIES in connection with the enforcement of this GUARANTY, then upon full and final payment of all other sums due and owing to the SECURED PARTIES in accordance with this GUARANTY and the payment to the SECURED PARTIES of the actual attorneys’ fees incurred by the SECURED PARTIES, the SECURED PARTIES shall remit such excess amount of attorneys’ fees to the GUARANTOR.

     Section 16. Interest Rate. If judgment is entered against the GUARANTOR on this GUARANTY, the amount of the judgment entered (which, unless applicable law specifically provides to the contrary, includes all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expenses, attorneys’ fees, and court costs) shall bear interest at the highest rate after default authorized by the CREDIT DOCUMENTS (“DEFAULT RATE”) as of the date of entry of the judgment to the extent permitted by applicable law. In the event any statute or rule of court specifies the rate of interest which a judgment on this GUARANTY may bear or the amount on which such interest rate may apply and such rate or amount is less than that called for in the preceding sentence absent a restriction under applicable law, the GUARANTOR: (a) agrees to pay to the order of the SECURED PARTIES an amount as will equal the interest computed at the DEFAULT RATE on the judgment amount (which, for this purpose, shall be considered to include all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expense fees, attorneys’ fees, and court costs) less the interest due on the amount of the judgment which bears judgment interest; and (b) authorizes the confession of judgment pursuant to the confession of judgment provision of this GUARANTY if the GUARANTOR fails to make payment thereof.

     Section 17. Enforcement During Bankruptcy Of Borrower. Enforcement of this GUARANTY shall not be stayed or in any way delayed as a result of the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER. Should the SECURED PARTIES be required to obtain an order of the United States Bankruptcy Court to begin enforcement of this GUARANTY after the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER, the GUARANTOR hereby consents to this relief and agrees to file or cause to be filed all appropriate pleadings to evidence and effectuate such consent and to enable the SECURED PARTIES to obtain the relief requested.

     Section 18. Remedies Cumulative. All of the SECURED PARTIES’ rights and remedies shall be cumulative and any failure of the SECURED PARTIES to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

     Section 19. Continuing Guaranty. This GUARANTY is a continuing guaranty of all existing and future obligations of the BORROWER to the SECURED PARTIES arising out of or relating to the LOANS or the CREDIT DOCUMENTS and may not be terminated by the GUARANTOR until after the repayment and performance in full of the LOANS and all of the OBLIGATIONS and in the absence of any pending or threatened proceedings to avoid or recover any payment previously received by the SECURED PARTIES upon the LOANS or any of the OBLIGATIONS. All obligations and duties of indemnification assumed by the GUARANTOR under this GUARANTY and the obligations of the GUARANTOR to guaranty any covenants or agreements of indemnification or duties to defend provided by the BORROWER to the SECURED PARTIES shall survive the repayment of the LOANS and the termination of this GUARANTY.

     Section 20. Reinstatement. If at any time any payment, or portion thereof, made by, or for the account of, the BORROWER or the GUARANTOR on account of any of the obligations and liabilities under any of the CREDIT DOCUMENTS is set aside by any court or trustee having jurisdiction as a voidable preference, or fraudulent conveyance or must otherwise be restored or returned by the SECURED PARTIES to the BORROWER or any other person or entity under any insolvency, bankruptcy or other federal and/or state law or as a result of any dissolution, liquidation or reorganization of the BORROWER or any other person or entity, or for any other reason, the GUARANTOR hereby agrees that this GUARANTY shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

     Section 21. Rights Of Subrogation, Etc. In the event the GUARANTOR pays any sum to or for the benefit of the SECURED PARTIES pursuant to this GUARANTY, the GUARANTOR may not enforce any right of contribution, indemnification, exoneration, reimbursement, subrogation or other right or remedy against the BORROWER, any other guarantor, or any collateral, whether real, personal, or mixed, securing the obligations of the

4

BORROWER to the SECURED PARTIES or the obligations of any other guarantor to the SECURED PARTIES until such time as the SECURED PARTIES have been paid in full and has no further claim against the BORROWER, any other guarantor, or any collateral. The GUARANTOR waives and releases any claim which the GUARANTOR hereafter may have against the SECURED PARTIES if some action of the SECURED PARTIES, whether intentional or negligent, impairs, destroys, or in any way adversely affects any right of contribution, indemnification, exoneration, reimbursement, subrogation, or the like which the GUARANTOR may have upon the payment of any sum to or for the benefit of the SECURED PARTIES pursuant to this GUARANTY.

     Section 22. Subordination Of Certain Indebtedness. If the GUARANTOR advances any sums to the BORROWER or its successors or assigns or if the BORROWER or its successors or assigns shall hereafter become indebted to the GUARANTOR, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the SECURED PARTIES by the BORROWER; provided, however, that unless an EVENT OF DEFAULT shall have occurred and be continuing the BORROWER shall be permitted to repay such sums and indebtedness to the GUARANTOR.

     Section 23. Renewals, Etc. This GUARANTY shall apply to all sums now or hereafter owed by the BORROWER to the SECURED PARTIES and to all extensions, modifications, amendments, renewals, substitutions, and refinancings thereof.

     Section 24. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this GUARANTY and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this GUARANTY and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this GUARANTY or which occurred or were to occur as a direct or indirect result of this GUARANTY having been executed.

     Section 25. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland, including all United States District Courts located in Maryland. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in any United States District Court located in Maryland and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 26. Invalidity Of Any Part. If any provision or part of any provision of this GUARANTY shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this GUARANTY, and this GUARANTY shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

     Section 27. Amendment Or Waiver. This GUARANTY may be amended only by a writing duly executed by the GUARANTOR and the ADMINISTRATIVE AGENT with the consent of those SECURED PARTIES as may be required under the LOAN AGREEMENT. No waiver by the SECURED PARTIES of any of the provisions of this GUARANTY or any of the rights or remedies of the SECURED PARTIES with respect hereto shall be considered effective or enforceable unless in writing.

     Section 28. Notices. Any notice required or permitted by or in connection with this GUARANTY shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient

5

thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

     If to the SECURED PARTIES:

          MANUFACTURERS AND TRADERS TRUST COMPANY, As Administrative Agent
           25 S. Charles Street, 12th Floor
           Baltimore, Maryland 21201
           Attn: Hugh E. Giorgio, Vice President
           Facsimile: (410) 244-4447

     If to the GUARANTOR:

          MARTEK BIOSCIENCES KINGSTREE CORPORATION
           c/o Martek Biosciences Corporation
           6480 Dobbin Road
           Columbia, Maryland 21045
           Attn.: George P. Barker, Esquire
           Fax No.: (410) 740-2985

     With A Courtesy Copy To:

          HOGAN & HARTSON L.L.P.
           111 South Calvert Street, Suite 1600
           Baltimore, Maryland 21202
           Attn.: Kevin G. Gralley, Esquire
           Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTOR in the manner provided herein.

     Section 29. Binding Nature. This GUARANTY shall inure to the benefit of and be enforceable by the SECURED PARTIES and the SECURED PARTIES’ successors and assigns and any other person to whom the SECURED PARTIES may grant an interest in the obligations of the BORROWER to the SECURED PARTIES, and shall be binding upon and enforceable against the GUARANTOR and the GUARANTOR’S successors, and assigns.

     Section 30. Joint And Several Nature. The liability of the GUARANTOR shall be joint and several with the liability of any other guarantor of the LOANS not a party to this GUARANTY.

     Section 31. Assignability. This GUARANTY or an interest therein may be assigned by the SECURED PARTIES, or by any other holder, at any time or from time to time, without prior notice to or consent from the GUARANTOR.

     Section 32. Tense, Gender, Defined Terms, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. If more than one person has executed this GUARANTY, the term “GUARANTOR” means all such persons collectively or any one or more of such persons individually or collectively, as the case may be and as the context may require. All defined terms are completely capitalized throughout this GUARANTY. All captions are for the purpose of convenience only.

     Section 33. Seal And Effective Date. This GUARANTY is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.

     Section 34. Waiver Of Trial By Jury. The GUARANTOR and the SECURED PARTIES, by their execution and acceptance, respectively, of this GUARANTY, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this

6

GUARANTY or which in any way relates, directly or indirectly, to this GUARANTY or any event, transaction, or occurrence arising out of or in any way connected with this GUARANTY, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

7

     IN WITNESS WHEREOF, the GUARANTOR has executed this GUARANTY with the specific intention of creating a document under seal.

WITNESS:	GUARANTOR:

MARTEK BIOSCIENCES KINGSTREE CORPORATION

	By:	/s/ Peter L. Buzy	(SEAL)

Peter L. Buzy,
Chief Financial Officer and Treasurer

8

SECURITY AGREEMENT

(Martek Biosciences Boulder Corporation)

     THIS SECURITY AGREEMENT is made as of January 26, 2004, by MARTEK BIOSCIENCES BOULDER CORPORATION, a Delaware corporation (“GUARANTOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among the “BORROWER” (hereinafter defined), the ADMINISTRATIVE AGENT, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

     The GUARANTOR has executed and delivered a Guaranty Agreement (“GUARANTY”) of even date herewith pursuant to which the GUARANTOR has guaranteed to the SECURED PARTIES the payment and performance of various obligations owed by MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”), to the SECURED PARTIES. The GUARANTOR has agreed to secure all of the duties and obligations owed by the GUARANTOR to the SECURED PARTIES pursuant to the GUARANTY by granting security interests to the SECURED PARTIES in and to certain of the GUARANTOR’S assets. The GUARANTOR has executed and delivered this Security Agreement in order to grant such security interests.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

     As used in this Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Security Agreement are in all capital letters throughout this Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

     Section 1.1. Account, Chattel Paper, Document, General Intangibles, Goods, Instrument, Letter-Of-Credit Right, Payment Intangible, Promissory Notes, And Software. The terms “ACCOUNT,” “CHATTEL PAPER,” “DOCUMENT,” “GENERAL INTANGIBLES,” “GOODS,” “INSTRUMENT,” “LETTER-OF-CREDIT RIGHT,” “PAYMENT INTANGIBLE,” “PROMISSORY NOTES,” and “SOFTWARE” shall have the same respective meanings as are given to those terms in the Uniform Commercial Code, as adopted and in effect in the State of Maryland.

     Section 1.2. Agreement. The term “AGREEMENT” means this Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

     Section 1.3. Collateral. The term “COLLATERAL” means all of the following types of assets and personal property of the GUARANTOR, wherever located, whether now owned or hereafter acquired by the GUARANTOR, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, and packaging relating thereto: (a) ACCOUNTS; (b) INVENTORY, including returned, rejected, or repossessed INVENTORY and rights of reclamation and stoppage in transit with respect to INVENTORY; (c) RECEIVABLES; (d) all SOFTWARE evidencing or used in the tracking, monitoring, maintenance or collection of any of the foregoing; (e) all GENERAL INTANGIBLES necessary for the collection, monitoring or maintenance of RECEIVABLES, or for the sale of the INVENTORY; (f) all capital stock or other equity or ownership interests of the GUARANTOR in the SUBSIDIARIES of the GUARANTOR; (g) all RECORDS relating to or pertaining to any of the above listed COLLATERAL; and (h) all proceeds of the foregoing. The definition of COLLATERAL shall not include any INTELLECTUAL PROPERTY except to the limited extent that the use or licensing of any INTELLECTUAL

PROPERTY is necessary for the liquidation, sale or collection of any of the COLLATERAL during any continuing EVENT OF DEFAULT. The definition of COLLATERAL shall include royalties, payments, and payment rights which arise from or with respect to the licensing, sale or other alienation of INTELLECTUAL PROPERTY.

     Section 1.4. Customers. The term “CUSTOMERS” means the persons to or for whom the GUARANTOR sells or leases GOODS or INVENTORY or for whom the GUARANTOR performs services, together with all other account debtors of the GUARANTOR.

     Section 1.5. Event Of Default. The term “EVENT OF DEFAULT” means any of the events set forth in Article 6 of this AGREEMENT.

     Section 1.6. Insolvency Proceedings. The term “INSOLVENCY PROCEEDINGS” means, with respect to any PERSON, any proceeding commenced by or against such PERSON, under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, or any assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

     Section 1.7. Intellectual Property. The term “INTELLECTUAL PROPERTY” means all of the GUARANTOR’S right, title and interest, whether now owned or existing or hereafter acquired or arising, in all of the following property: (a) all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any governmental authority; (b) all domestic and foreign trademarks, trademark registrations, trademark applications, trade names, service marks, certification marks, logos and other source business identifiers, whether or not registered or filed with any governmental authority; (c) all United States and foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with (i) all renewals, reissues, divisions, continuations, certificates of reexamination, extensions and continuations-in-part of all of the foregoing, (ii) all present and future rights of the GUARANTOR under all present and future license agreements relating to all of the foregoing, whether the GUARANTOR is licensee or licensor thereunder, and (iii) all of the GUARANTOR’S present and future claims, causes of action and rights to sue for past, present or future infringements of all of the foregoing; (d) all rights corresponding thereto throughout the world; and (e) all goodwill of the GUARANTOR in connection with the use of, and symbolized by, any of the foregoing.

     Section 1.8. Inventory. The term “INVENTORY” has the same meaning as provided to such term in the Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, together with all of the GUARANTOR’S GOODS, merchandise, materials, raw materials, goods in process, finished goods, work in progress, bindings or component materials, packaging and shipping materials and other tangible or intangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by the GUARANTOR, in the course of transport to or from account debtors, used for demonstration, placed on consignment, or held at storage locations.

     Section 1.9. Laws. The term “LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

     Section 1.10. Liens. The term “LIENS” means with respect to any asset owned by a referenced PERSON: (a) any lien, claim, charge, pledge, security interest, deed of trust, mortgage, or other encumbrance in, on or of such asset; (b) the interest of a vendor or a lessor under any conditional sale agreement capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and (c)in the case of securities owned by any such PERSON, any purchase option, call or similar right of a third party with respect to such securities.

     Section 1.11. Material Adverse Event. The term “MATERIAL ADVERSE EVENT” has the meaning provided to such term in Section 1.73 of the LOAN AGREEMENT.

     Section 1.12. Obligations. The term “OBLIGATIONS” means the obligations of the GUARANTOR to pay to the SECURED PARTIES: (a) all sums due to the SECURED PARTIES pursuant to the terms of the GUARANTY; (b) all

2

SECURED PARTY EXPENSES; (c) all overdrafts of the GUARANTOR upon any accounts with the ADMINISTRATIVE AGENT; and (d) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of the GUARANTOR, on any of the obligations described in (a), (b) or (c) above being avoided or set aside as a preference under Sections 547 and 550 of the United States Bankruptcy Code, as amended, or under any state law governing insolvency or creditors’ rights.

     Section 1.13. Permitted Liens. The term “PERMITTED LIENS” means: (a) LIENS for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable (or which are being contested in compliance with the provisions of Section 4.5 hereof); (b) LIENS in favor of the SECURED PARTIES; (c) any existing LIENS specifically described on Schedule 1.13 hereof; (d) any LIEN on specifically allocated money or securities to secure payments under workmen’s compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests in equipment (and security interests in equipment securing the refinancing of INDEBTEDNESS previously secured by a purchase money security interest therein) not to exceed in aggregate amount outstanding together with all other secured purchase money financing of the BORROWER and of its SUBSIDIARIES at any one time the sum of Two Million Dollars ($2,000,000.00), provided that such purchase money security interests do not attach to any assets other than the specific item(s) of equipment acquired with the proceeds of the loan secured by such purchase money security interests and the proceeds thereof; (f) LIENS of carriers, warehousemen, mechanics, materialmen and landlords arising in the ordinary course of business for sums not overdue or sums being diligently contested in good faith by appropriate procedures and for which adequate reserves have been set aside; (g) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies relating to real property owned or occupied by the GUARANTOR, in each case not securing INDEBTEDNESS and not materially interfering with the conduct of the business of the GUARANTOR; and (h) subsequently arising LIENS which are expressly approved in advance of the creation of any such LIENS by the ADMINISTRATIVE AGENT in writing.

     Section 1.14. Person. The term “PERSON” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court, or government or political subdivision or agency thereof.

     Section 1.15. Receivables. The term “RECEIVABLES” means: (a) all ACCOUNTS; (b) all INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES, CHATTEL PAPER, PAYMENT INTANGIBLES, PROMISSORY NOTES, drafts, acceptances, and choses in action, of the GUARANTOR, now existing or hereafter created or acquired, and all proceeds and products thereof, and all rights thereto, in each case arising from or relating to the sale, lease or license of or the providing of INVENTORY, GOODS, or other assets or services by the GUARANTOR to account debtors; (c) all SOFTWARE relating to any of the foregoing; (d) all rights to royalties or payments of any kind arising out of the licensing or sale of any INTELLECTUAL PROPERTY; and (e) all other rights, contingent or non-contingent, of any kind of the GUARANTOR to receive payment, benefit, or credit from any PERSON, other than casualty insurance proceeds or condemnation proceeds from the loss or taking of assets of the GUARANTOR which are not COLLATERAL.

     Section 1.16. Records. The term “RECORDS” means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

     Section 1.17. Secured Party Expenses. The term “SECURED PARTY EXPENSES” means all reasonable out-of-pocket expenses or costs incurred by the SECURED PARTIES arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other SECURITY DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder, including without limitation: All costs or expenses required to be paid by the GUARANTOR pursuant to this AGREEMENT or as otherwise provided for in any of the SECURITY DOCUMENTS or as required by any other present or future agreement between the GUARANTOR and the SECURED PARTIES evidencing and/or securing the OBLIGATIONS which are paid or advanced by the SECURED PARTIES; taxes and insurance premium of every nature and kind of GUARANTOR paid by the SECURED PARTIES; filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the SECURED PARTIES in connection with the transactions of the SECURED PARTIES with the GUARANTOR;

3

reasonable and necessary costs and expenses incurred by the SECURED PARTIES in the collection of the RECEIVABLES (with or without the institution of legal action), to correct any default or enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of the GUARANTOR in which any SECURED PARTY has a lien whether or not a sale is consummated; reasonable and necessary costs and expenses of litigation incurred by the SECURED PARTIES in enforcing or defending this AGREEMENT or any portion hereof; and reasonable and necessary attorneys’ fees and expenses incurred by the SECURED PARTIES in obtaining advice or the services of their attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; and reasonable travel expenses related to any of the foregoing.

     Section 1.18. Security Documents. The term “SECURITY DOCUMENTS” means collectively this AGREEMENT, the GUARANTY and all agreements, instruments and documents, whether heretofore, now or hereafter executed by or on behalf of the GUARANTOR, or by any other PERSON in connection with the OBLIGATIONS.

     Section 1.19. Subsidiary. The term “SUBSIDIARY” means, with respect to any PERSON (the “PARENT”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the PARENT in the PARENT’S consolidated financial statements if such financial statements were prepared in accordance with generally accepted accounting principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or that is, as of such date, otherwise controlled, by the PARENT or one or more subsidiaries of the PARENT or by the PARENT and one or more subsidiaries of the PARENT. Unless otherwise specified, “SUBSIDIARY” means a SUBSIDIARY of the GUARANTOR.

ARTICLE 2
SECURITY FOR THE OBLIGATIONS

     The payment, performance and satisfaction of the OBLIGATIONS, and the full, complete and absolute performance by the GUARANTOR of each of the terms and conditions of the SECURITY DOCUMENTS shall be secured by the following described security interests, assignments and pledges.

     Section 2.1. Grant Of Security Interests. The GUARANTOR hereby assigns to the SECURED PARTIES all of the GUARANTOR’S right, title, and interest in and to, and grants to the SECURED PARTIES a continuing security interest in and to, all of the COLLATERAL. The GUARANTOR further assigns, transfers, hypothecates and sets over to the SECURED PARTIES all of the GUARANTOR’S right, title and interest in and to, and grants to the SECURED PARTIES a continuing security interest in and to, all amounts that may be owing at any time and from time to time by the SECURED PARTIES to the GUARANTOR in any capacity, including but not limited to any balance or share belonging to the GUARANTOR of any deposit or other account with the SECURED PARTIES, which security interest shall be independent of and in addition to any right of setoff which the SECURED PARTIES may have.

     Section 2.2. Proceeds And Products. The security interests of the SECURED PARTIES provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

     Section 2.3. Priority Of Security Interests. Each of the security interests granted by the GUARANTOR to the SECURED PARTIES pursuant to this AGREEMENT shall be a perfected first priority security interest in the COLLATERAL, except for PERMITTED LIENS which by operation of law or the written consent of the ADMINISTRATIVE AGENT constitute prior encumbrances.

     Section 2.4. Future Advances. The security interests granted by the GUARANTOR to the SECURED PARTIES hereunder shall secure all current and all future advances.

4

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

     The GUARANTOR makes the representations and warranties set forth in this Article 3. The GUARANTOR acknowledges the justifiable right of the SECURED PARTIES to rely upon these representations and warranties.

     Section 3.1. Accuracy Of Information. All information, documents, reports, statements, financial statements, and data submitted by or on behalf of the GUARANTOR in connection with the OBLIGATIONS, or in support thereof, are true, accurate, and complete in all material respects as of the date made and contain no knowingly false, incomplete or misleading statements.

     Section 3.2. Title To Collateral. The GUARANTOR has good and marketable title to all of the COLLATERAL. The LIENS of the SECURED PARTIES described herein shall constitute first and indefeasible LIENS except as permitted to the contrary by the terms of Section 2.3 of this AGREEMENT.

     Section 3.3. Existing Liens. There are no existing LIENS against any of the assets of the GUARANTOR other than PERMITTED LIENS.

     Section 3.4. Status. The GUARANTOR is validly incorporated under the LAWS of the State of Delaware and its operations and affairs have been effectively and validly commenced. The GUARANTOR has the power to own its properties, conduct its business and affairs, and perform the OBLIGATIONS. The GUARANTOR’S entry into the SECURITY DOCUMENTS with the SECURED PARTIES has been validly and effectively approved by its board of directors and shareholders as may be required by its charter, by-laws, and applicable LAWS. All copies of the charter, by-laws, and corporate resolutions of the GUARANTOR submitted to the SECURED PARTIES are true, accurate, and complete and no action has been taken in diminution or abrogation thereof. The GUARANTOR has not changed its name, been the surviving entity in a merger, or changed the location of its chief executive office within the last five (5) years, except as is disclosed on Schedule 3.4 attached hereto. The GUARANTOR does not trade under any trade or fictitious names.

     Section 3.5. Valid, Binding and Enforceable. The SECURITY DOCUMENTS executed by the GUARANTOR are the valid and binding obligations of the GUARANTOR and are fully enforceable against the GUARANTOR in accordance with their terms.

     Section 3.6. Compliance With Laws. Except as disclosed in Schedule 3.6 attached hereto, and except to the extent that any inaccuracy of any of the following statements could not reasonably be expected to be or result in any MATERIAL ADVERSE EVENT, the GUARANTOR is in compliance in all material respects with all applicable LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; (d) the obtaining of all necessary licenses and permits necessary to engage in its business; and (e) the making, storing, handling, treating, disposing, generating, transporting, or release of hazardous substances.

     Section 3.7. Chief Place Of Business. As of the date hereof, the GUARANTOR’S chief executive office, chief place of business, and the place where it keeps its RECORDS concerning the COLLATERAL is 4909 Nautilus Court North, Suite 208, Boulder, Colorado 80301-3692.

     Section 3.8. Location Of Inventory. The INVENTORY is and shall be kept solely at the locations set forth on Schedule 3.8 attached hereto and at any subsequent locations of which the GUARANTOR has provided notice in accordance with Section 4.4 of this AGREEMENT, and shall not be moved, sold or otherwise disposed of without prior notification to the ADMINISTRATIVE AGENT, except for sales of INVENTORY to CUSTOMERS in the ordinary course of the GUARANTOR’S business. Except as disclosed on Schedule 3.8 attached hereto, none of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON.

5

ARTICLE 4
AFFIRMATIVE COVENANTS

     The GUARANTOR covenants and agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the acts and promises set forth in this Article 4:

     Section 4.1. Payment And Performance. All OBLIGATIONS shall be paid and performed in full when and as due.

     Section 4.2. Casualty Insurance. Until the full and complete satisfaction of all of the OBLIGATIONS, the GUARANTOR shall maintain for all of its respective assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the ADMINISTRATIVE AGENT in the exercise of its reasonable discretion and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the ADMINISTRATIVE AGENT in writing agree to a lesser amount), naming the ADMINISTRATIVE AGENT as sole loss payee with respect to the COLLATERAL. The GUARANTOR shall submit to the ADMINISTRATIVE AGENT satisfactory evidence of the originals of the casualty insurance policies and of the payment of the premiums due with respect to the policies. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior written notice of cancellation is provided to the ADMINISTRATIVE AGENT.

     Section 4.3. Collection Of Accounts; Sale Of Inventory. The GUARANTOR shall collect its RECEIVABLES and sell its INVENTORY only in the ordinary course of business, unless written permission to the contrary is obtained from the ADMINISTRATIVE AGENT.

     Section 4.4. Notice Of Change Of Business Location. The GUARANTOR shall notify the ADMINISTRATIVE AGENT thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuation of any existing, place of business; and (c) any change in or addition to the locations at which the COLLATERAL is kept.

     Section 4.5. Payment Of Taxes. The GUARANTOR shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that the GUARANTOR shall not be deemed to be contesting in good faith by appropriate proceedings unless: (a) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (b) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (c) the GUARANTOR’S contest does not subject the SECURED PARTIES to any claim by the taxing authority or any other person; (d) the GUARANTOR establishes appropriate reserves in accordance with generally accepted accounting principles for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which the GUARANTOR would be liable if it is unsuccessful in its contest; (e) the GUARANTOR prosecutes the contest continuously to its final conclusion; and (f) at the conclusion of the proceedings, the GUARANTOR promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.

     Section 4.6. Inspections Of Records. The ADMINISTRATIVE AGENT shall have the right to call at the GUARANTOR’S places of business at intervals to be determined by the ADMINISTRATIVE AGENT, before or after an EVENT OF DEFAULT, and without hindrance or delay to audit, inspect, verify, check and make extracts or photocopies from the RECORDS of the GUARANTOR and other data relating to the COLLATERAL or any of the GUARANTOR’S indebtedness; ; provided, however, that in the absence of any continuing EVENT OF DEFAULT, such inspections and reviews shall be conditioned upon reasonable advance notice to the GUARANTOR and at times reasonably convenient to the GUARANTOR. The GUARANTOR shall reimburse the ADMINISTRATIVE AGENT for the reasonable costs of all of such audits, inspections, verifications, copying, and extractions; provided, however, that unless an EVENT OF DEFAULT shall have occurred and be continuing, the GUARANTOR shall have no obligation to pay for more than one audit or inspection in any single twelve-month period.

     Section 4.7. Further Assurances And Power Of Attorney. The GUARANTOR shall execute from time to time such other and further documents as the ADMINISTRATIVE AGENT reasonably determines to be necessary to perfect,

6

confirm, establish, reestablish, continue, or complete the security interests and liens in the COLLATERAL. If the GUARANTOR fails to execute any such document within five (5) business days of being requested to do so by the SECURED PARTIES, the GUARANTOR hereby appoints the ADMINISTRATIVE AGENT or any officer of the ADMINISTRATIVE AGENT as the GUARANTOR’S attorney in fact for purposes of executing such documents in the GUARANTOR’S name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

     Section 4.8. Advancements. If the GUARANTOR fails to perform any of the affirmative covenants contained in this Article or to protect or preserve the COLLATERAL or the status and priority of the security interest of the SECURED PARTIES in the COLLATERAL, and such failure shall remain uncured for three (3) business days after the ADMINISTRATIVE AGENT shall have notified the GUARANTOR thereof, the SECURED PARTIES may make advances to perform the same on behalf of the GUARANTOR or to protect or preserve the COLLATERAL or the status and priority of the security interest of the SECURED PARTIES in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interest created by this AGREEMENT. The contrary notwithstanding, the authorization contained in this Section shall impose no duty or obligation on the SECURED PARTIES to perform any action or make any advancement on behalf of the GUARANTOR and is for the sole benefit and protection of the SECURED PARTIES.

     Section 4.9. Documentation Of Collateral. The GUARANTOR, upon the reasonable request of the ADMINISTRATIVE AGENT, shall provide the ADMINISTRATIVE AGENT from time to time with: (a) written statements or schedules identifying and describing the COLLATERAL, and all additions, substitutions, and replacements thereof, in such detail as the ADMINISTRATIVE AGENT may reasonably require; (b) copies of CUSTOMERS’ invoices or billing statements; (c) evidence of shipment or delivery of goods or merchandise to or performance of services for CUSTOMERS; and (d) such other schedules and information as the ADMINISTRATIVE AGENT reasonably may require. The items to be provided under this Section shall be in form satisfactory to the ADMINISTRATIVE AGENT in its reasonable discretion and are to be executed and delivered to the ADMINISTRATIVE AGENT from time to time solely for the ADMINISTRATIVE AGENT’S convenience in maintaining RECORDS of the COLLATERAL. The GUARANTOR’S failure to give any of such items to the ADMINISTRATIVE AGENT shall not affect, terminate, modify or otherwise limit the SECURED PARTIES’ security interest in the COLLATERAL. The ADMINISTRATIVE AGENT shall have the right, at any time and from time to time, to verify the GUARANTOR’S RECEIVABLES, including during any continuing EVENT OF DEFAULT obtaining verification of the RECEIVABLES directly from CUSTOMERS.

     Section 4.10. Compliance With Laws. Except to the extent described in Schedule 3.6 attached hereto, the GUARANTOR shall comply in all material respects with all applicable LAWS, the noncompliance with which would or could reasonably be expected to cause a MATERIAL ADVERSE EVENT, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; (d) the obtaining of all necessary licenses and permits necessary to engage in its business; and (e) the making, storing, handling, treating, disposing, generating, transporting, or release of hazardous substances.

ARTICLE 5
NEGATIVE COVENANTS

     The GUARANTOR covenants and agrees while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or happenings set forth in this Article 5 without the prior written authorization of the SECURED PARTIES.

     Section 5.1. No Change Of Name, Merger, Etc. The GUARANTOR shall not change its name or enter into any merger, consolidation, or reorganization other than a merger with the BORROWER in which the BORROWER is the sole surviving entity and mergers in connection with acquisitions which are permitted by the terms of Section 6.7(d) of the LOAN AGREEMENT.

7

     Section 5.2. No Encumbrance Of Assets. The GUARANTOR shall not mortgage, pledge, grant or permit to exist any LIEN upon any of its assets of any kind, now owned or hereafter acquired except liens granted to secured the SECURED PARTIES and PERMITTED LIENS.

     Section 5.3. No Sale-Leaseback Transactions. The GUARANTOR shall not enter into any sale-leaseback transaction.

ARTICLE 6
EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute EVENTS OF DEFAULT and shall entitle the SECURED PARTIES to exercise the SECURED PARTIES’ rights and remedies under Article 7 of this AGREEMENT.

     Section 6.1. Failure To Pay Or Perform. The failure by the GUARANTOR to pay any monetary OBLIGATION when and as due after the expiration of any cure period provided by the terms of the GUARANTY.

     Section 6.2. Violation Of Covenants. The failure by the GUARANTOR to perform or comply with: (a) any covenant in Article 5 of this AGREEMENT; or (b) any other covenant, agreement, or condition contained in this AGREEMENT (other than the failure to pay the OBLIGATIONS as described above in Section 4.1 of this AGREEMENT), and such failure continues for a period of thirty (30) consecutive business days after notice thereof by the ADMINISTRATIVE AGENT to the GUARANTOR.

     Section 6.3. Representation Or Warranty. The failure of any representation or warranty made by the GUARANTOR to be true in any material respect, as of the date made.

     Section 6.4. Default Under Security Documents. A breach of or default by the GUARANTOR under the terms, covenants, and conditions set forth in any other SECURITY DOCUMENT, after the expiration or any applicable notice and cure period.

ARTICLE 7
RIGHTS AND REMEDIES ON THE OCCURRENCE
OF AN EVENT OF DEFAULT

     Section 7.1. Specific Rights And Remedies Of Secured Parties. In addition to all other rights and remedies provided by LAW and the SECURITY DOCUMENTS, the SECURED PARTIES, upon the occurrence and during the continuance of any EVENT OF DEFAULT, may: (a) accelerate and call due any or all of the OBLIGATIONS; (b) foreclose or enforce all or any security interests, liens, or pledges created by this AGREEMENT or any other SECURITY DOCUMENT; (c) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the SECURITY DOCUMENTS, whether or not a remedy at law exists or is adequate; (d) exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in Maryland, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require the GUARANTOR to assemble the COLLATERAL at such place as the SECURED PARTIES may specify; and (e) set-off any amounts in any account or represented by any certificate with the SECURED PARTIES in the name of the GUARANTOR or in which the GUARANTOR has an interest.

     Section 7.2. Collection Of Receivables By Secured Parties. The SECURED PARTIES, following the occurrence and during the continuance of an EVENT OF DEFAULT, may terminate the GUARANTOR’S authority to collect the RECEIVABLES. Upon a termination of the GUARANTOR’S authority, the ADMINISTRATIVE AGENT shall have the right to send notices of assignment or notices of the SECURED PARTIES’ security interests to any and all CUSTOMERS or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the ADMINISTRATIVE AGENT shall have the sole right to collect the RECEIVABLES and to take possession of the COLLATERAL and RECORDS relating thereto. All of the ADMINISTRATIVE AGENT’S collection expenses shall be charged to the GUARANTOR’S account and added to the OBLIGATIONS. If the ADMINISTRATIVE AGENT is collecting the RECEIVABLES as above provided, the ADMINISTRATIVE AGENT shall have the right to receive,

8

indorse, assign and deliver in the ADMINISTRATIVE AGENT’S name or the GUARANTOR’S name any and all checks, drafts and other instruments for the payment of money relating to the RECEIVABLES, and the GUARANTOR hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the ADMINISTRATIVE AGENT is collecting the RECEIVABLES directly as above provided, the GUARANTOR hereby constitutes the ADMINISTRATIVE AGENT or the ADMINISTRATIVE AGENT’S designees as the GUARANTOR’S attorney-in-fact with power with respect to the RECEIVABLES: (a) to indorse the GUARANTOR’S name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of COLLATERAL that may come into the ADMINISTRATIVE AGENT’S possession; (b) to sign the GUARANTOR’S name on any invoices relating to any of the RECEIVABLES, drafts against CUSTOMERS, assignments and verifications of RECEIVABLES and notices to CUSTOMERS; (c) to send verifications of RECEIVABLES to any CUSTOMER; (d) to notify the Post Office to change the address for delivery of mail addressed to the GUARANTOR to such address as the ADMINISTRATIVE AGENT may designate; (e) to receive, open, and dispose of all mail addressed to the GUARANTOR; and (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from gross negligence or willful misconduct. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the OBLIGATIONS remain unpaid. The ADMINISTRATIVE AGENT, without notice to or consent from the GUARANTOR, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the RECEIVABLES or any securities, instruments or insurances applicable thereto or release the obligor thereon. The ADMINISTRATIVE AGENT is authorized and empowered to accept the return of the goods represented by any of the RECEIVABLES, without notice to or consent by the GUARANTOR, all without discharging or in any way affecting the GUARANTOR’S liability under the SECURITY DOCUMENTS. The ADMINISTRATIVE AGENT does not, by anything herein or in any assignment or otherwise, assume any of the GUARANTOR’S obligations under any contract or agreement assigned to the SECURED PARTIES, and the ADMINISTRATIVE AGENT shall not be responsible in any way for the performance by the GUARANTOR of any of the terms and conditions thereof.

     Section 7.3. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other SECURITY DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

     Section 7.4. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the SECURED PARTIES, and the GUARANTOR shall pay absolutely all payments required to be made on the OBLIGATIONS, free of any deductions and without abatement, diminution or setoff other than those herein expressly provided.

ARTICLE 8
GENERAL CONDITIONS AND TERMS

     Section 8.1. Incorporation. The terms and conditions of the SECURITY DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein.

     Section 8.2. Waivers. In accordance with the provisions of the LOAN AGREEMENT, the SECURED PARTIES at any time or from time to time may waive all or any rights under this AGREEMENT or any other SECURITY DOCUMENT, but any waiver or indulgence by the SECURED PARTIES at any time or from time to time shall not constitute a future waiver of performance or exact performance by the GUARANTOR.

     Section 8.3. Continuing Obligation Of Guarantor. The terms, conditions, and covenants set forth herein and in the SECURITY DOCUMENTS shall constitute a continuing obligation of the GUARANTOR during the course of the transactions contemplated herein. The OBLIGATIONS of the GUARANTOR under this AGREEMENT shall remain in effect so long as any OBLIGATION is outstanding, unpaid or unsatisfied between the GUARANTOR and the SECURED PARTIES.

9

     Section 8.4. Binding Obligation. This AGREEMENT shall be binding upon the parties and their permitted successors and assigns.

     Section 8.5. Final Agreement. This AGREEMENT and the SECURITY DOCUMENTS contain the final agreement and understanding of the parties, and any terms and conditions not set forth in this AGREEMENT or the SECURITY DOCUMENTS are not a part of this AGREEMENT and the understanding of the parties hereto.

     Section 8.6. Amendment. This AGREEMENT may be amended or altered only in writing signed by the party to be bound by the change or alteration.

     Section 8.7. Time. Time is of the essence of this AGREEMENT.

     Section 8.8. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

     Section 8.9. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court For The District Of Maryland, if a basis for federal jurisdiction exists. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 8.10. Actions Against Secured Parties. Any action brought by the GUARANTOR against the SECURED PARTIES which is based, directly or indirectly, on this AGREEMENT or any matter in or related to this AGREEMENT or any of the OBLIGATIONS, shall be brought only in the courts of the State of Maryland. The GUARANTOR may not file a counterclaim against the SECURED PARTIES in a suit brought by the SECURED PARTIES against the GUARANTOR in a state other than the State of Maryland unless under the rules of procedure of the court in which the SECURED PARTIES brought the action or the counterclaim is mandatory, and not merely permissive, and will be considered waived unless filed as a counterclaim in the action instituted by the SECURED PARTIES. The GUARANTOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the GUARANTOR against the SECURED PARTIES in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

     Section 8.11. Number, Gender, And Captions. As used herein, the singular includes the plural and the plural includes the singular. The use of any gender applies to all genders. The captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT.

     Section 8.12. Photocopies Sufficient. A carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement.

     Section 8.13. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

10

     If to the SECURED PARTIES:

          MANUFACTURERS AND TRADERS TRUST COMPANY, Individually And
          In Its Capacity As Administrative Agent For Various Other Lenders
          25 S. Charles Street, 12th Floor
          Baltimore, Maryland 21201
          Attn: Hugh E. Giorgio, Vice President
          Facsimile: (410) 244-4447

     If to the GUARANTOR:

          MARTEK BIOSCIENCES BOULDER CORPORATION
          c/o Martek Biosciences Corporation
          6480 Dobbin Road
          Columbia, Maryland 21045
          Attn.: George P. Barker, Esquire
          Fax No.: (410) 740-2985

     With A Courtesy Copy To:

          HOGAN & HARTSON L.L.P.
          111 South Calvert Street, Suite 1600
          Baltimore, Maryland 21202
          Attn.: Kevin G. Gralley, Esquire
          Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTOR in the manner provided herein.

     Section 8.14. Effective Date. This AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof.

     Section 8.15. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other SECURITY DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. The GUARANTOR acknowledges and agrees that this Section is a specific and material aspect of this AGREEMENT and the understandings of the parties.

[Signatures Begin On The Following Page]

11

     IN WITNESS WHEREOF, the GUARANTOR has duly executed this AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:	GUARANTOR:

MARTEK BIOSCIENCES BOULDER CORPORATION

	By:	/s/ Peter L. Buzy		(SEAL)

Peter L. Buzy,
Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY, AS ADMINISTRATIVE AGENT

	By:	/s/ Hugh E. Giorgio		(SEAL)

		Name:	Hugh E. Giorgio

		Title:	VP

Schedules

Schedule 1.13	Permitted Liens
Schedule 3.4	Status of Guarantor
Schedule 3.6	Compliance with Laws
Schedule 3.8	Location of Inventory

12

SECURITY AGREEMENT

(Martek Biosciences Kingstree Corporation)

     THIS SECURITY AGREEMENT is made as of January 26, 2004, by MARTEK BIOSCIENCES KINGSTREE CORPORATION, a Delaware corporation (“GUARANTOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among the “BORROWER” (hereinafter defined), the ADMINISTRATIVE AGENT, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

     The GUARANTOR has executed and delivered a Guaranty Agreement (“GUARANTY”) of even date herewith pursuant to which the GUARANTOR has guaranteed to the SECURED PARTIES the payment and performance of various obligations owed by MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”), to the SECURED PARTIES. The GUARANTOR has agreed to secure all of the duties and obligations owed by the GUARANTOR to the SECURED PARTIES pursuant to the GUARANTY by granting security interests to the SECURED PARTIES in and to certain of the GUARANTOR’S assets. The GUARANTOR has executed and delivered this Security Agreement in order to grant such security interests.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

     As used in this Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Security Agreement are in all capital letters throughout this Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

     Section 1.1. Account, Chattel Paper, Document, General Intangibles, Goods, Instrument, Letter-Of-Credit Right, Payment Intangible, Promissory Notes, And Software. The terms “ACCOUNT,” “CHATTEL PAPER,” “DOCUMENT,” “GENERAL INTANGIBLES,” “GOODS,” “INSTRUMENT,” “LETTER-OF-CREDIT RIGHT,” “PAYMENT INTANGIBLE,” “PROMISSORY NOTES,” and “SOFTWARE” shall have the same respective meanings as are given to those terms in the Uniform Commercial Code, as adopted and in effect in the State of Maryland.

     Section 1.2. Agreement. The term “AGREEMENT” means this Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

     Section 1.3. Collateral. The term “COLLATERAL” means all of the following types of assets and personal property of the GUARANTOR, wherever located, whether now owned or hereafter acquired by the GUARANTOR, together with all substitutions therefor, and all replacements and renewals thereof, and all accessions, additions, and packaging relating thereto: (a) ACCOUNTS; (b) INVENTORY, including returned, rejected, or repossessed INVENTORY and rights of reclamation and stoppage in transit with respect to INVENTORY; (c) RECEIVABLES; (d) all SOFTWARE evidencing or used in the tracking, monitoring, maintenance or collection of any of the foregoing; (e) all GENERAL INTANGIBLES necessary for the collection, monitoring or maintenance of RECEIVABLES, or for the sale of the INVENTORY; (f) all capital stock or other equity or ownership interests of the GUARANTOR in the SUBSIDIARIES of the GUARANTOR; (g) all RECORDS relating to or pertaining to any of the above listed COLLATERAL; and (h) all proceeds of the foregoing. The definition of COLLATERAL shall not include any INTELLECTUAL PROPERTY except to the limited extent that the use or licensing of any INTELLECTUAL

PROPERTY is necessary for the liquidation, sale or collection of any of the COLLATERAL during any continuing EVENT OF DEFAULT. The definition of COLLATERAL shall include royalties, payments, and payment rights which arise from or with respect to the licensing, sale or other alienation of INTELLECTUAL PROPERTY.

     Section 1.4. Customers. The term “CUSTOMERS” means the persons to or for whom the GUARANTOR sells or leases GOODS or INVENTORY or for whom the GUARANTOR performs services, together with all other account debtors of the GUARANTOR.

     Section 1.5. Event Of Default. The term “EVENT OF DEFAULT” means any of the events set forth in Article 6 of this AGREEMENT.

     Section 1.6. Insolvency Proceedings. The term “INSOLVENCY PROCEEDINGS” means, with respect to any PERSON, any proceeding commenced by or against such PERSON, under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, or any assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors with respect to any indebtedness of such PERSON.

     Section 1.7. Intellectual Property. The term “INTELLECTUAL PROPERTY” means all of the GUARANTOR’S right, title and interest, whether now owned or existing or hereafter acquired or arising, in all of the following property: (a) all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any governmental authority; (b) all domestic and foreign trademarks, trademark registrations, trademark applications, trade names, service marks, certification marks, logos and other source business identifiers, whether or not registered or filed with any governmental authority; (c) all United States and foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with (i) all renewals, reissues, divisions, continuations, certificates of reexamination, extensions and continuations-in-part of all of the foregoing, (ii) all present and future rights of the GUARANTOR under all present and future license agreements relating to all of the foregoing, whether the GUARANTOR is licensee or licensor thereunder, and (iii) all of the GUARANTOR’S present and future claims, causes of action and rights to sue for past, present or future infringements of all of the foregoing; (d) all rights corresponding thereto throughout the world; and (e) all goodwill of the GUARANTOR in connection with the use of, and symbolized by, any of the foregoing.

     Section 1.8. Inventory. The term “INVENTORY” has the same meaning as provided to such term in the Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, together with all of the GUARANTOR’S GOODS, merchandise, materials, raw materials, goods in process, finished goods, work in progress, bindings or component materials, packaging and shipping materials and other tangible or intangible personal property, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by the GUARANTOR, in the course of transport to or from account debtors, used for demonstration, placed on consignment, or held at storage locations.

     Section 1.9. Laws. The term “LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

     Section 1.10. Liens. The term “LIENS” means with respect to any asset owned by a referenced PERSON: (a) any lien, claim, charge, pledge, security interest, deed of trust, mortgage, or other encumbrance in, on or of such asset; (b) the interest of a vendor or a lessor under any conditional sale agreement capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and (c)in the case of securities owned by any such PERSON, any purchase option, call or similar right of a third party with respect to such securities.

     Section 1.11. Material Adverse Event. The term “MATERIAL ADVERSE EVENT” has the meaning provided to such term in Section 1.73 of the LOAN AGREEMENT.

     Section 1.12. Obligations. The term “OBLIGATIONS” means the obligations of the GUARANTOR to pay to the SECURED PARTIES: (a) all sums due to the SECURED PARTIES pursuant to the terms of the GUARANTY; (b) all

2

SECURED PARTY EXPENSES; (c) all overdrafts of the GUARANTOR upon any accounts with the ADMINISTRATIVE AGENT; and (d) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of the GUARANTOR, on any of the obligations described in (a), (b) or (c) above being avoided or set aside as a preference under Sections 547 and 550 of the United States Bankruptcy Code, as amended, or under any state law governing insolvency or creditors’ rights.

     Section 1.13. Permitted Liens. The term “PERMITTED LIENS” means: (a) LIENS for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable (or which are being contested in compliance with the provisions of Section 4.5 hereof); (b) LIENS in favor of the SECURED PARTIES; (c) any existing LIENS specifically described on Schedule 1.13 hereof; (d) any LIEN on specifically allocated money or securities to secure payments under workmen’s compensation, unemployment insurance, social security and other similar LAWS, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) purchase money security interests in equipment (and security interests in equipment securing the refinancing of INDEBTEDNESS previously secured by a purchase money security interest therein) not to exceed in aggregate amount outstanding together with all other secured purchase money financing of the BORROWER and of its SUBSIDIARIES at any one time the sum of Two Million Dollars ($2,000,000.00), provided that such purchase money security interests do not attach to any assets other than the specific item(s) of equipment acquired with the proceeds of the loan secured by such purchase money security interests and the proceeds thereof; (f) LIENS of carriers, warehousemen, mechanics, materialmen and landlords arising in the ordinary course of business for sums not overdue or sums being diligently contested in good faith by appropriate procedures and for which adequate reserves have been set aside; (g) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies relating to real property owned or occupied by the GUARANTOR, in each case not securing INDEBTEDNESS and not materially interfering with the conduct of the business of the GUARANTOR; and (h) subsequently arising LIENS which are expressly approved in advance of the creation of any such LIENS by the ADMINISTRATIVE AGENT in writing.

     Section 1.14. Person. The term “PERSON” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court, or government or political subdivision or agency thereof.

     Section 1.15. Receivables. The term “RECEIVABLES” means: (a) all ACCOUNTS; (b) all INSTRUMENTS, DOCUMENTS, GENERAL INTANGIBLES, CHATTEL PAPER, PAYMENT INTANGIBLES, PROMISSORY NOTES, drafts, acceptances, and choses in action, of the GUARANTOR, now existing or hereafter created or acquired, and all proceeds and products thereof, and all rights thereto, in each case arising from or relating to the sale, lease or license of or the providing of INVENTORY, GOODS, or other assets or services by the GUARANTOR to account debtors; (c) all SOFTWARE relating to any of the foregoing; (d) all rights to royalties or payments of any kind arising out of the licensing or sale of any INTELLECTUAL PROPERTY; and (e) all other rights, contingent or non-contingent, of any kind of the GUARANTOR to receive payment, benefit, or credit from any PERSON, other than casualty insurance proceeds or condemnation proceeds from the loss or taking of assets of the GUARANTOR which are not COLLATERAL.

     Section 1.16. Records. The term “RECORDS” means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

     Section 1.17. Secured Party Expenses. The term “SECURED PARTY EXPENSES” means all reasonable out-of-pocket expenses or costs incurred by the SECURED PARTIES arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other SECURITY DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder, including without limitation: All costs or expenses required to be paid by the GUARANTOR pursuant to this AGREEMENT or as otherwise provided for in any of the SECURITY DOCUMENTS or as required by any other present or future agreement between the GUARANTOR and the SECURED PARTIES evidencing and/or securing the OBLIGATIONS which are paid or advanced by the SECURED PARTIES; taxes and insurance premium of every nature and kind of GUARANTOR paid by the SECURED PARTIES; filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the SECURED PARTIES in connection with the transactions of the SECURED PARTIES with the GUARANTOR;

3

reasonable and necessary costs and expenses incurred by the SECURED PARTIES in the collection of the RECEIVABLES (with or without the institution of legal action), to correct any default or enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of the GUARANTOR in which any SECURED PARTY has a lien whether or not a sale is consummated; reasonable and necessary costs and expenses of litigation incurred by the SECURED PARTIES in enforcing or defending this AGREEMENT or any portion hereof; and reasonable and necessary attorneys’ fees and expenses incurred by the SECURED PARTIES in obtaining advice or the services of their attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; and reasonable travel expenses related to any of the foregoing.

     Section 1.18. Security Documents. The term “SECURITY DOCUMENTS” means collectively this AGREEMENT, the GUARANTY and all agreements, instruments and documents, whether heretofore, now or hereafter executed by or on behalf of the GUARANTOR, or by any other PERSON in connection with the OBLIGATIONS.

     Section 1.19. Subsidiary. The term “SUBSIDIARY” means, with respect to any PERSON (the “PARENT”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the PARENT in the PARENT’S consolidated financial statements if such financial statements were prepared in accordance with generally accepted accounting principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or that is, as of such date, otherwise controlled, by the PARENT or one or more subsidiaries of the PARENT or by the PARENT and one or more subsidiaries of the PARENT. Unless otherwise specified, “SUBSIDIARY” means a SUBSIDIARY of the GUARANTOR.

ARTICLE 2
SECURITY FOR THE OBLIGATIONS

     The payment, performance and satisfaction of the OBLIGATIONS, and the full, complete and absolute performance by the GUARANTOR of each of the terms and conditions of the SECURITY DOCUMENTS shall be secured by the following described security interests, assignments and pledges.

     Section 2.1. Grant Of Security Interests. The GUARANTOR hereby assigns to the SECURED PARTIES all of the GUARANTOR’S right, title, and interest in and to, and grants to the SECURED PARTIES a continuing security interest in and to, all of the COLLATERAL. The GUARANTOR further assigns, transfers, hypothecates and sets over to the SECURED PARTIES all of the GUARANTOR’S right, title and interest in and to, and grants to the SECURED PARTIES a continuing security interest in and to, all amounts that may be owing at any time and from time to time by the SECURED PARTIES to the GUARANTOR in any capacity, including but not limited to any balance or share belonging to the GUARANTOR of any deposit or other account with the SECURED PARTIES, which security interest shall be independent of and in addition to any right of setoff which the SECURED PARTIES may have.

     Section 2.2. Proceeds And Products. The security interests of the SECURED PARTIES provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

     Section 2.3. Priority Of Security Interests. Each of the security interests granted by the GUARANTOR to the SECURED PARTIES pursuant to this AGREEMENT shall be a perfected first priority security interest in the COLLATERAL, except for PERMITTED LIENS which by operation of law or the written consent of the ADMINISTRATIVE AGENT constitute prior encumbrances.

     Section 2.4. Future Advances. The security interests granted by the GUARANTOR to the SECURED PARTIES hereunder shall secure all current and all future advances.

4

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

     The GUARANTOR makes the representations and warranties set forth in this Article 3. The GUARANTOR acknowledges the justifiable right of the SECURED PARTIES to rely upon these representations and warranties.

     Section 3.1. Accuracy Of Information. All information, documents, reports, statements, financial statements, and data submitted by or on behalf of the GUARANTOR in connection with the OBLIGATIONS, or in support thereof, are true, accurate, and complete in all material respects as of the date made and contain no knowingly false, incomplete or misleading statements.

     Section 3.2. Title To Collateral. The GUARANTOR has good and marketable title to all of the COLLATERAL. The LIENS of the SECURED PARTIES described herein shall constitute first and indefeasible LIENS except as permitted to the contrary by the terms of Section 2.3 of this AGREEMENT.

     Section 3.3. Existing Liens. There are no existing LIENS against any of the assets of the GUARANTOR other than PERMITTED LIENS.

     Section 3.4. Status. The GUARANTOR is validly incorporated under the LAWS of the State of Delaware and its operations and affairs have been effectively and validly commenced. The GUARANTOR has the power to own its properties, conduct its business and affairs, and perform the OBLIGATIONS. The GUARANTOR’S entry into the SECURITY DOCUMENTS with the SECURED PARTIES has been validly and effectively approved by its board of directors and shareholders as may be required by its charter, by-laws, and applicable LAWS. All copies of the charter, by-laws, and corporate resolutions of the GUARANTOR submitted to the SECURED PARTIES are true, accurate, and complete and no action has been taken in diminution or abrogation thereof. The GUARANTOR has not changed its name, been the surviving entity in a merger, or changed the location of its chief executive office within the last five (5) years, except as is disclosed on Schedule 3.4 attached hereto. The GUARANTOR does not trade under any trade or fictitious names.

     Section 3.5. Valid, Binding and Enforceable. The SECURITY DOCUMENTS executed by the GUARANTOR are the valid and binding obligations of the GUARANTOR and are fully enforceable against the GUARANTOR in accordance with their terms.

     Section 3.6. Compliance With Laws. Except as disclosed in Schedule 3.6 attached hereto, and except to the extent that any inaccuracy of any of the following statements could not reasonably be expected to be or result in any MATERIAL ADVERSE EVENT, the GUARANTOR is in compliance in all material respects with all applicable LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; (d) the obtaining of all necessary licenses and permits necessary to engage in its business; and (e) the making, storing, handling, treating, disposing, generating, transporting, or release of hazardous substances.

     Section 3.7. Chief Place Of Business. As of the date hereof, the GUARANTOR’S chief executive office, chief place of business, and the place where it keeps its RECORDS concerning the COLLATERAL is 1416 North Williamsburg County Highway, Kingstree, South Carolina 29556.

     Section 3.8. Location Of Inventory. The INVENTORY is and shall be kept solely at the locations set forth on Schedule 3.8 attached hereto and at any subsequent locations of which the GUARANTOR has provided notice in accordance with Section 4.4 of this AGREEMENT, and shall not be moved, sold or otherwise disposed of without prior notification to the ADMINISTRATIVE AGENT, except for sales of INVENTORY to CUSTOMERS in the ordinary course of the GUARANTOR’S business. Except as disclosed on Schedule 3.8 attached hereto, none of the INVENTORY is stored with or in the possession of any bailee, warehouseman, or other similar PERSON.

5

ARTICLE 4
AFFIRMATIVE COVENANTS

     The GUARANTOR covenants and agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to do and perform each of the acts and promises set forth in this Article 4:

     Section 4.1. Payment And Performance. All OBLIGATIONS shall be paid and performed in full when and as due.

     Section 4.2. Casualty Insurance. Until the full and complete satisfaction of all of the OBLIGATIONS, the GUARANTOR shall maintain for all of its respective assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts satisfactory to the ADMINISTRATIVE AGENT in the exercise of its reasonable discretion and sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the ADMINISTRATIVE AGENT in writing agree to a lesser amount), naming the ADMINISTRATIVE AGENT as sole loss payee with respect to the COLLATERAL. The GUARANTOR shall submit to the ADMINISTRATIVE AGENT satisfactory evidence of the originals of the casualty insurance policies and of the payment of the premiums due with respect to the policies. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior written notice of cancellation is provided to the ADMINISTRATIVE AGENT.

     Section 4.3. Collection Of Accounts; Sale Of Inventory. The GUARANTOR shall collect its RECEIVABLES and sell its INVENTORY only in the ordinary course of business, unless written permission to the contrary is obtained from the ADMINISTRATIVE AGENT.

     Section 4.4. Notice Of Change Of Business Location. The GUARANTOR shall notify the ADMINISTRATIVE AGENT thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; (b) the establishment of any new, or the discontinuation of any existing, place of business; and (c) any change in or addition to the locations at which the COLLATERAL is kept.

     Section 4.5. Payment Of Taxes. The GUARANTOR shall pay or cause to be paid when and as due all taxes, assessments and charges or levies imposed upon it or on any of its property or which it is required to withhold and pay over to the taxing authority or which it must pay on its income, except where contested in good faith, by appropriate proceedings and at its own cost and expense; provided, however, that the GUARANTOR shall not be deemed to be contesting in good faith by appropriate proceedings unless: (a) such proceedings operate to prevent the taxing authority from attempting to collect the taxes, assessments or charges; (b) the COLLATERAL is not subject to sale, forfeiture or loss during such proceedings; (c) the GUARANTOR’S contest does not subject the SECURED PARTIES to any claim by the taxing authority or any other person; (d) the GUARANTOR establishes appropriate reserves in accordance with generally accepted accounting principles for the payment of all taxes, assessments, charges, levies, legal fees, court costs and other expenses for which the GUARANTOR would be liable if it is unsuccessful in its contest; (e) the GUARANTOR prosecutes the contest continuously to its final conclusion; and (f) at the conclusion of the proceedings, the GUARANTOR promptly pays all amounts determined to be payable, including but not limited to all taxes, assessments, charges, levies, legal fees and court costs.

     Section 4.6. Inspections Of Records. The ADMINISTRATIVE AGENT shall have the right to call at the GUARANTOR’S places of business at intervals to be determined by the ADMINISTRATIVE AGENT, before or after an EVENT OF DEFAULT, and without hindrance or delay to audit, inspect, verify, check and make extracts or photocopies from the RECORDS of the GUARANTOR and other data relating to the COLLATERAL or any of the GUARANTOR’S indebtedness; ; provided, however, that in the absence of any continuing EVENT OF DEFAULT, such inspections and reviews shall be conditioned upon reasonable advance notice to the GUARANTOR and at times reasonably convenient to the GUARANTOR. The GUARANTOR shall reimburse the ADMINISTRATIVE AGENT for the reasonable costs of all of such audits, inspections, verifications, copying, and extractions; provided, however, that unless an EVENT OF DEFAULT shall have occurred and be continuing, the GUARANTOR shall have no obligation to pay for more than one audit or inspection in any single twelve-month period.

     Section 4.7. Further Assurances And Power Of Attorney. The GUARANTOR shall execute from time to time such other and further documents as the ADMINISTRATIVE AGENT reasonably determines to be necessary to perfect,

6

confirm, establish, reestablish, continue, or complete the security interests and liens in the COLLATERAL. If the GUARANTOR fails to execute any such document within five (5) business days of being requested to do so by the SECURED PARTIES, the GUARANTOR hereby appoints the ADMINISTRATIVE AGENT or any officer of the ADMINISTRATIVE AGENT as the GUARANTOR’S attorney in fact for purposes of executing such documents in the GUARANTOR’S name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

     Section 4.8. Advancements. If the GUARANTOR fails to perform any of the affirmative covenants contained in this Article or to protect or preserve the COLLATERAL or the status and priority of the security interest of the SECURED PARTIES in the COLLATERAL, and such failure shall remain uncured for three (3) business days after the ADMINISTRATIVE AGENT shall have notified the GUARANTOR thereof, the SECURED PARTIES may make advances to perform the same on behalf of the GUARANTOR or to protect or preserve the COLLATERAL or the status and priority of the security interest of the SECURED PARTIES in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interest created by this AGREEMENT. The contrary notwithstanding, the authorization contained in this Section shall impose no duty or obligation on the SECURED PARTIES to perform any action or make any advancement on behalf of the GUARANTOR and is for the sole benefit and protection of the SECURED PARTIES.

     Section 4.9. Documentation Of Collateral. The GUARANTOR, upon the reasonable request of the ADMINISTRATIVE AGENT, shall provide the ADMINISTRATIVE AGENT from time to time with: (a) written statements or schedules identifying and describing the COLLATERAL, and all additions, substitutions, and replacements thereof, in such detail as the ADMINISTRATIVE AGENT may reasonably require; (b) copies of CUSTOMERS’ invoices or billing statements; (c) evidence of shipment or delivery of goods or merchandise to or performance of services for CUSTOMERS; and (d) such other schedules and information as the ADMINISTRATIVE AGENT reasonably may require. The items to be provided under this Section shall be in form satisfactory to the ADMINISTRATIVE AGENT in its reasonable discretion and are to be executed and delivered to the ADMINISTRATIVE AGENT from time to time solely for the ADMINISTRATIVE AGENT’S convenience in maintaining RECORDS of the COLLATERAL. The GUARANTOR’S failure to give any of such items to the ADMINISTRATIVE AGENT shall not affect, terminate, modify or otherwise limit the SECURED PARTIES’ security interest in the COLLATERAL. The ADMINISTRATIVE AGENT shall have the right, at any time and from time to time, to verify the GUARANTOR’S RECEIVABLES, including during any continuing EVENT OF DEFAULT obtaining verification of the RECEIVABLES directly from CUSTOMERS.

     Section 4.10. Compliance With Laws. Except to the extent described in Schedule 3.6 attached hereto, the GUARANTOR shall comply in all material respects with all applicable LAWS, the noncompliance with which would or could reasonably be expected to cause a MATERIAL ADVERSE EVENT, including, but not limited to, all LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; (d) the obtaining of all necessary licenses and permits necessary to engage in its business; and (e) the making, storing, handling, treating, disposing, generating, transporting, or release of hazardous substances.

ARTICLE 5
NEGATIVE COVENANTS

     The GUARANTOR covenants and agrees while any OBLIGATIONS are outstanding and unpaid not to do or to permit to be done or to occur any of the acts or happenings set forth in this Article 5 without the prior written authorization of the SECURED PARTIES.

     Section 5.1. No Change Of Name, Merger, Etc. The GUARANTOR shall not change its name or enter into any merger, consolidation, or reorganization other than a merger with the BORROWER in which the BORROWER is the sole surviving entity and mergers in connection with acquisitions which are permitted by the terms of Section 6.7(d) of the LOAN AGREEMENT.

7

     Section 5.2. No Encumbrance Of Assets. The GUARANTOR shall not mortgage, pledge, grant or permit to exist any LIEN upon any of its assets of any kind, now owned or hereafter acquired except liens granted to secured the SECURED PARTIES and PERMITTED LIENS.

     Section 5.3. No Sale-Leaseback Transactions. The GUARANTOR shall not enter into any sale-leaseback transaction.

ARTICLE 6
EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute EVENTS OF DEFAULT and shall entitle the SECURED PARTIES to exercise the SECURED PARTIES’ rights and remedies under Article 7 of this AGREEMENT.

     Section 6.1. Failure To Pay Or Perform. The failure by the GUARANTOR to pay any monetary OBLIGATION when and as due after the expiration of any cure period provided by the terms of the GUARANTY.

     Section 6.2. Violation Of Covenants. The failure by the GUARANTOR to perform or comply with: (a) any covenant in Article 5 of this AGREEMENT; or (b) any other covenant, agreement, or condition contained in this AGREEMENT (other than the failure to pay the OBLIGATIONS as described above in Section 4.1 of this AGREEMENT), and such failure continues for a period of thirty (30) consecutive business days after notice thereof by the ADMINISTRATIVE AGENT to the GUARANTOR.

     Section 6.3. Representation Or Warranty. The failure of any representation or warranty made by the GUARANTOR to be true in any material respect, as of the date made.

     Section 6.4. Default Under Security Documents. A breach of or default by the GUARANTOR under the terms, covenants, and conditions set forth in any other SECURITY DOCUMENT, after the expiration or any applicable notice and cure period.

ARTICLE 7
RIGHTS AND REMEDIES ON THE OCCURRENCE
OF AN EVENT OF DEFAULT

     Section 7.1. Specific Rights And Remedies Of Secured Parties. In addition to all other rights and remedies provided by LAW and the SECURITY DOCUMENTS, the SECURED PARTIES, upon the occurrence and during the continuance of any EVENT OF DEFAULT, may: (a) accelerate and call due any or all of the OBLIGATIONS; (b) foreclose or enforce all or any security interests, liens, or pledges created by this AGREEMENT or any other SECURITY DOCUMENT; (c) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the SECURITY DOCUMENTS, whether or not a remedy at law exists or is adequate; (d) exercise any rights of a secured creditor under the Uniform Commercial Code, as adopted and amended in Maryland, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require the GUARANTOR to assemble the COLLATERAL at such place as the SECURED PARTIES may specify; and (e) set-off any amounts in any account or represented by any certificate with the SECURED PARTIES in the name of the GUARANTOR or in which the GUARANTOR has an interest.

     Section 7.2. Collection Of Receivables By Secured Parties. The SECURED PARTIES, following the occurrence and during the continuance of an EVENT OF DEFAULT, may terminate the GUARANTOR’S authority to collect the RECEIVABLES. Upon a termination of the GUARANTOR’S authority, the ADMINISTRATIVE AGENT shall have the right to send notices of assignment or notices of the SECURED PARTIES’ security interests to any and all CUSTOMERS or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the ADMINISTRATIVE AGENT shall have the sole right to collect the RECEIVABLES and to take possession of the COLLATERAL and RECORDS relating thereto. All of the ADMINISTRATIVE AGENT’S collection expenses shall be charged to the GUARANTOR’S account and added to the OBLIGATIONS. If the ADMINISTRATIVE AGENT is collecting the RECEIVABLES as above provided, the ADMINISTRATIVE AGENT shall have the right to receive,

8

indorse, assign and deliver in the ADMINISTRATIVE AGENT’S name or the GUARANTOR’S name any and all checks, drafts and other instruments for the payment of money relating to the RECEIVABLES, and the GUARANTOR hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the ADMINISTRATIVE AGENT is collecting the RECEIVABLES directly as above provided, the GUARANTOR hereby constitutes the ADMINISTRATIVE AGENT or the ADMINISTRATIVE AGENT’S designees as the GUARANTOR’S attorney-in-fact with power with respect to the RECEIVABLES: (a) to indorse the GUARANTOR’S name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of COLLATERAL that may come into the ADMINISTRATIVE AGENT’S possession; (b) to sign the GUARANTOR’S name on any invoices relating to any of the RECEIVABLES, drafts against CUSTOMERS, assignments and verifications of RECEIVABLES and notices to CUSTOMERS; (c) to send verifications of RECEIVABLES to any CUSTOMER; (d) to notify the Post Office to change the address for delivery of mail addressed to the GUARANTOR to such address as the ADMINISTRATIVE AGENT may designate; (e) to receive, open, and dispose of all mail addressed to the GUARANTOR; and (f) to do all other acts and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from gross negligence or willful misconduct. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the OBLIGATIONS remain unpaid. The ADMINISTRATIVE AGENT, without notice to or consent from the GUARANTOR, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the RECEIVABLES or any securities, instruments or insurances applicable thereto or release the obligor thereon. The ADMINISTRATIVE AGENT is authorized and empowered to accept the return of the goods represented by any of the RECEIVABLES, without notice to or consent by the GUARANTOR, all without discharging or in any way affecting the GUARANTOR’S liability under the SECURITY DOCUMENTS. The ADMINISTRATIVE AGENT does not, by anything herein or in any assignment or otherwise, assume any of the GUARANTOR’S obligations under any contract or agreement assigned to the SECURED PARTIES, and the ADMINISTRATIVE AGENT shall not be responsible in any way for the performance by the GUARANTOR of any of the terms and conditions thereof.

     Section 7.3. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other SECURITY DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

     Section 7.4. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the SECURED PARTIES, and the GUARANTOR shall pay absolutely all payments required to be made on the OBLIGATIONS, free of any deductions and without abatement, diminution or setoff other than those herein expressly provided.

ARTICLE 8
GENERAL CONDITIONS AND TERMS

     Section 8.1. Incorporation. The terms and conditions of the SECURITY DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein.

     Section 8.2. Waivers. In accordance with the provisions of the LOAN AGREEMENT, the SECURED PARTIES at any time or from time to time may waive all or any rights under this AGREEMENT or any other SECURITY DOCUMENT, but any waiver or indulgence by the SECURED PARTIES at any time or from time to time shall not constitute a future waiver of performance or exact performance by the GUARANTOR.

     Section 8.3. Continuing Obligation Of Guarantor. The terms, conditions, and covenants set forth herein and in the SECURITY DOCUMENTS shall constitute a continuing obligation of the GUARANTOR during the course of the transactions contemplated herein. The OBLIGATIONS of the GUARANTOR under this AGREEMENT shall remain in effect so long as any OBLIGATION is outstanding, unpaid or unsatisfied between the GUARANTOR and the SECURED PARTIES.

9

     Section 8.4. Binding Obligation. This AGREEMENT shall be binding upon the parties and their permitted successors and assigns.

     Section 8.5. Final Agreement. This AGREEMENT and the SECURITY DOCUMENTS contain the final agreement and understanding of the parties, and any terms and conditions not set forth in this AGREEMENT or the SECURITY DOCUMENTS are not a part of this AGREEMENT and the understanding of the parties hereto.

     Section 8.6. Amendment. This AGREEMENT may be amended or altered only in writing signed by the party to be bound by the change or alteration.

     Section 8.7. Time. Time is of the essence of this AGREEMENT.

     Section 8.8. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

     Section 8.9. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court For The District Of Maryland, if a basis for federal jurisdiction exists. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 8.10. Actions Against Secured Parties. Any action brought by the GUARANTOR against the SECURED PARTIES which is based, directly or indirectly, on this AGREEMENT or any matter in or related to this AGREEMENT or any of the OBLIGATIONS, shall be brought only in the courts of the State of Maryland. The GUARANTOR may not file a counterclaim against the SECURED PARTIES in a suit brought by the SECURED PARTIES against the GUARANTOR in a state other than the State of Maryland unless under the rules of procedure of the court in which the SECURED PARTIES brought the action or the counterclaim is mandatory, and not merely permissive, and will be considered waived unless filed as a counterclaim in the action instituted by the SECURED PARTIES. The GUARANTOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the GUARANTOR against the SECURED PARTIES in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

     Section 8.11. Number, Gender, And Captions. As used herein, the singular includes the plural and the plural includes the singular. The use of any gender applies to all genders. The captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT.

     Section 8.12. Photocopies Sufficient. A carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement.

     Section 8.13. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

10

     If to the SECURED PARTIES:

          MANUFACTURERS AND TRADERS TRUST COMPANY, Individually And
          In Its Capacity As Administrative Agent For Various Other Lenders
          25 S. Charles Street, 12th Floor
          Baltimore, Maryland 21201
          Attn: Hugh E. Giorgio, Vice President
          Facsimile: (410) 244-4447

     If to the GUARANTOR:

          MARTEK BIOSCIENCES KINGSTREE CORPORATION
          c/o Martek Biosciences Corporation
          6480 Dobbin Road
          Columbia, Maryland 21045
          Attn.: George P. Barker, Esquire
          Fax No.: (410) 740-2985

     With A Courtesy Copy To:

          HOGAN & HARTSON L.L.P.
          111 South Calvert Street, Suite 1600
          Baltimore, Maryland 21202
          Attn.: Kevin G. Gralley, Esquire
          Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTOR in the manner provided herein.

     Section 8.14. Effective Date. This AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof.

     Section 8.15. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any other SECURITY DOCUMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. The GUARANTOR acknowledges and agrees that this Section is a specific and material aspect of this AGREEMENT and the understandings of the parties.

[Signatures Begin On The Following Page]

11

     IN WITNESS WHEREOF, the GUARANTOR has duly executed this AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:	GUARANTOR:

MARTEK BIOSCIENCES KINGSTREE CORPORATION

	By:	Peter L. Buzy		(SEAL)

Peter L. Buzy,
Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY, AS ADMINISTRATIVE AGENT

	By:	/s/ Hugh E. Giorgio		(SEAL)

		Name:	Hugh E. Giorgio

		Title:	VP

Schedules

Schedule 1.13	Permitted Liens
Schedule 3.4	Status of Guarantor
Schedule 3.6	Compliance with Laws
Schedule 3.8	Location of Inventory

12

STOCK PLEDGE AGREEMENT
(Stock In Martek Biosciences Boulder Corporation)

     THIS STOCK PLEDGE AGREEMENT (“PLEDGE AGREEMENT”) is made as of this 26th day of January, 2004, by MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“PLEDGOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among the PLEDGOR, the ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., as Syndication Agent, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

     The LENDERS have agreed to provide credit facilities (collectively, “LOANS”) to the PLEDGOR in accordance with the terms of the LOAN AGREEMENT. The terms of the LOAN AGREEMENT require that the PLEDGOR secure the LOANS inter alia with the pledge of the PLEDGOR’S stock ownership in Martek Biosciences Boulder Corporation. The PLEDGOR has executed and delivered this PLEDGE AGREEMENT in order to satisfy such requirements.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the PLEDGOR agrees as follows:

     Section 1. Definitions. As used in this PLEDGE AGREEMENT, the following terms have the following meanings. Terms defined in this Section 1 or elsewhere in this PLEDGE AGREEMENT are in all capital letters throughout this PLEDGE AGREEMENT. The singular use of any defined term includes the plural and the plural use includes the singular.

          Section 1.1. Account, Chattel Paper, Deposit Account, Document, General Intangibles, Instrument, Investment Property, Letter-Of-Credit Right, And Payment Intangible. The terms “ACCOUNT,” “CHATTEL PAPER,” “DEPOSIT ACCOUNT,” “DOCUMENT,” “GENERAL INTANGIBLES,” “INSTRUMENT,” “INVESTMENT PROPERTY,” “LETTER-OF-CREDIT RIGHT,” and “PAYMENT INTANGIBLE” shall have the same respective meanings as are given to those terms in the Uniform Commercial Code-Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended from time to time.

          Section 1.2. Collateral. The term “COLLATERAL” collectively means:(a) the PLEDGED STOCK and the proceeds, profits, and products of the PLEDGED STOCK; (b) all dividends (cash and stock) and distributions of any kind made from time to time with respect to the PLEDGED STOCK or which arise as a result of the ownership of the PLEDGED STOCK; (c) all certificates representing the PLEDGED STOCK and certificates representing any subsequent stock dividends or other distributions of stock paid or made in connection with the PLEDGED STOCK; (d) all distributions of cash or stock made in connection with or arising from any increase or reduction of capital, reclassification, merger, consolidation, stock split or other transactions involving the CORPORATION or the PLEDGED STOCK; (e) all options, warrants or rights of the PLEDGOR with respect to the CORPORATION and/or the PLEDGED STOCK, whether as an addition to or in substitution or in exchange for the PLEDGED STOCK; (f) all ACCOUNTS, CHATTEL PAPER, DEPOSIT ACCOUNTS, DOCUMENTS, GENERAL INTANGIBLES, INSTRUMENTS, INVESTMENT PROPERTY, LETTER-OF-CREDIT RIGHTS, and PAYMENT INTANGIBLES of the PLEDGOR which arise out of or relate in any respect to the PLEDGED STOCK or the ownership by the PLEDGOR of the PLEDGED STOCK; (g) the products and proceeds of all of the foregoing; and (h) all RECORDS relating or pertaining to any of the foregoing.

          Section 1.3. Corporation. The term “CORPORATION” means Martek Biosciences Boulder Corporation, a Delaware corporation.

          Section 1.4. Event Of Default. The term “EVENT OF DEFAULT” has the meaning provided to such term in the LOAN AGREEMENT.

          Section 1.5. Governmental Authority. The term “GOVERNMENTAL AUTHORITY” means any nation or government, any state or other political subdivision thereof and any municipality, court or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Section 1.6. Laws. The term “LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any GOVERNMENTAL AUTHORITY.

          Section 1.7. Obligations. The term “OBLIGATIONS” shall have the same meaning as given to that term in the LOAN AGREEMENT.

          Section 1.8. Person. The term “PERSON” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, business trust, unincorporated organization, joint venture, court, or GOVERNMENTAL AUTHORITY.

          Section 1.9. Pledged Stock. The term “PLEDGED STOCK” means all shares of stock of the CORPORATION owned by the PLEDGOR and all additional shares of stock in the CORPORATION acquired by the PLEDGOR from time to time in any manner, together with all rights, options, and issuances therefrom, including but not limited to one hundred (100) shares of the common stock of the CORPORATION, as evidenced by Certificate No. C-261.

          Section 1.10. Records. The term “RECORDS” means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

     Section 2. Pledge; Grant Of Security Interests And Liens. In order to secure the payment and performance of the OBLIGATIONS when and as due, the PLEDGOR hereby assigns, grants and pledges to the SECURED PARTIES a continuing first priority security interest, pledge and lien in and to all of the COLLATERAL, whether now owned or hereafter acquired by the PLEDGOR, together with all substitutions, replacements, renewals, products and proceeds thereof. Future advances are secured. The PLEDGOR agrees to execute and deliver to the SECURED PARTIES such UCC-1 and other public filings as the SECURED PARTIES request to evidence in the public records the pledge and granting of security interests and liens from the PLEDGOR to the SECURED PARTIES provided for in this PLEDGE AGREEMENT.

     Section 3. Delivery Of Certificates. The PLEDGOR shall deliver to the ADMINISTRATIVE AGENT any certificates representing the PLEDGED STOCK, together with stock powers duly executed by the PLEDGOR in accordance with the SECURED PARTIES’ instructions.

     Section 4. Future Receipt Of Collateral. Except as expressly authorized to the contrary by the terms of this PLEDGE AGREEMENT or as otherwise agreed to by the SECURED PARTIES, the PLEDGOR shall accept as the agent and in trust for the SECURED PARTIES all COLLATERAL received by the PLEDGOR after the date of this PLEDGE AGREEMENT, and shall promptly deliver all of such COLLATERAL to the SECURED PARTIES.

     Section 5. Voting Rights; Rights Incidental To Collateral. Unless an EVENT OF DEFAULT has occurred and is continuing and the SECURED PARTIES shall have provided the written election described below, the PLEDGOR shall retain all voting rights with respect to the PLEDGED STOCK, not inconsistent with the terms of this PLEDGE AGREEMENT, and, for that purpose, the SECURED PARTIES shall execute and deliver to the PLEDGOR any necessary proxies. Immediately upon the occurrence and during the continuance of an EVENT OF DEFAULT and without regard as to whether the PLEDGED STOCK has been registered in the names of the SECURED PARTIES or the nominee of the SECURED PARTIES, the SECURED PARTIES shall have the right (but not the obligation) to make a written election to exercise all voting rights as to the PLEDGED STOCK, together with all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if the SECURED PARTIES were the absolute owner thereof, including, without limitation, the right to exchange any or all of the PLEDGED STOCK upon the merger, consolidation, reorganization, recapitalization or other readjustment of the CORPORATION, or upon the exercise by the CORPORATION of any right, privilege, or option pertaining to the PLEDGED STOCK, and, in connection therewith, to deliver any of the PLEDGED STOCK to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the SECURED PARTIES may determine to be appropriate, all without liability except

2

to account for property actually received by the SECURED PARTIES or the nominee of the SECURED PARTIES. The SECURED PARTIES shall have no duty to exercise any of the aforesaid rights, privileges or options. The SECURED PARTIES shall not be deemed or construed to have exercised any voting rights with respect to the PLEDGED STOCK unless and until the SECURED PARTIES have made the above-described written election to exercise such voting rights.

     Section 6. Cash Dividends And Cash Distributions. All cash dividends and cash distributions made upon the PLEDGED STOCK shall be paid to the PLEDGOR until the occurrence of an EVENT OF DEFAULT except to the extent otherwise prohibited by the terms and conditions of the LOAN AGREEMENT or any other agreements between the PLEDGOR and/or the CORPORATION and the SECURED PARTIES. During the continuance of any EVENT OF DEFAULT, all cash dividends and cash distributions shall be paid to the SECURED PARTIES, and if any such dividends or distributions are paid to the PLEDGOR, the PLEDGOR shall accept the same as the SECURED PARTIES’ agent, in trust for the SECURED PARTIES, and shall deliver such dividends or distributions forthwith to the SECURED PARTIES in exactly the form received with, as applicable, the PLEDGOR’S endorsement thereon. During the continuance of any EVENT OF DEFAULT, all cash dividends, cash distributions, and other distributions paid with respect to the PLEDGED STOCK shall be applied to the repayment of the OBLIGATIONS, in such order of application as the SECURED PARTIES determine, regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable.

     Section 7. Warranties And Representations. The PLEDGOR represents and warrants to the SECURED PARTIES that:

          Section 7.1. Authority. The PLEDGOR has, and has duly exercised, all requisite power and authority to enter into this PLEDGE AGREEMENT, to pledge the PLEDGED STOCK for the purposes described herein and to carry out the transactions contemplated by this PLEDGE AGREEMENT.

          Section 7.2. Ownership. The PLEDGOR is the sole registered, legal and beneficial owner of one hundred percent (100%) of the issued and outstanding common stock of the CORPORATION, calculated on a fully diluted basis.

          Section 7.3. Status Of Pledged Stock. All of the shares of the PLEDGED STOCK currently outstanding have been duly and validly issued, are fully paid and nonassessable, and are owned by the PLEDGOR free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for the security interests and pledges granted herein and in the LOAN AGREEMENT.

          Section 7.4. No Violation Of Restrictions. The execution and delivery of this PLEDGE AGREEMENT by the PLEDGOR and the consent by the CORPORATION thereto, and the performance of this PLEDGE AGREEMENT in accordance with its stated terms, will not violate or constitute a default under the terms of any organizational documents of the CORPORATION, or any agreement, restrictive shareholder’s agreement, indenture or other instrument, license, judgment, decree, order, or LAWS applicable to or binding upon the PLEDGOR, the CORPORATION, the PLEDGED STOCK, or any of the property of the PLEDGOR or the CORPORATION.

          Section 7.5. Approvals. No approvals, consents, orders, authorizations, or licenses are required from any PERSON or GOVERNMENTAL AUTHORITY for the execution and delivery by the PLEDGOR of this AGREEMENT and the consummation of the transactions described herein.

          Section 7.6. Restrictions. There are no restrictions upon the voting rights or upon the transfer of any of the PLEDGED STOCK other than as physically appear upon the face of the certificates evidencing the PLEDGED STOCK.

          Section 7.7. Valid And Binding Obligation. This PLEDGE AGREEMENT is the valid and binding obligation of the PLEDGOR, fully enforceable in accordance with all stated terms.

          Section 7.8. Valid Pledge And Lien. The pledge of the COLLATERAL pursuant to this PLEDGE AGREEMENT creates a valid and perfected first priority lien in the COLLATERAL securing the payment and performance of the OBLIGATIONS.

3

          Section 7.9. No Margin Stock. The PLEDGED STOCK is not “Margin Stock,” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 221).

     Section 8. No Duties Other Than Custodial Duties. The SECURED PARTIES shall have no duty with respect to any of the COLLATERAL other than the duty to use reasonable care in maintaining the safe physical custody of the certificates evidencing the PLEDGED STOCK.

     Section 9. Secured Parties Have No Obligation To Monitor Collateral. The SECURED PARTIES shall have no duty or responsibility for collecting or receiving any amounts payable on or with respect to the PLEDGED STOCK or any of the other COLLATERAL or for ascertaining, monitoring, or enforcing any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to the PLEDGED STOCK or any of the other COLLATERAL or for informing the PLEDGOR with respect to any of such matters. The SECURED PARTIES shall have no liability to the PLEDGOR for any decline in the value of the PLEDGED STOCK which may occur while the COLLATERAL is subject to the terms of this PLEDGE AGREEMENT. The PLEDGOR represents to the SECURED PARTIES that the PLEDGOR has made its own arrangements for keeping informed of changes or potential changes affecting the COLLATERAL, including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights.

     Section 10. Reporting Of Income. All income, dividends, earnings and profits with respect to the COLLATERAL shall be reported for federal and state income tax purposes as attributable to the PLEDGOR and not to the SECURED PARTIES. The CORPORATION and any other PERSON authorized to report income distributions or earnings are authorized to issue any required reports and forms indicating the PLEDGOR as the sole recipient of such distributions or earnings.

     Section 11. No Obligation To Preserve Rights. The SECURED PARTIES shall be under no obligation to take any steps to preserve rights or privileges in or to the COLLATERAL against any PERSON.

     Section 12. Covenants Of Pledgor. The PLEDGOR agrees that, until all of the OBLIGATIONS have been paid, performed and satisfied in full, the PLEDGOR, in addition to the covenants of the PLEDGOR set forth in the LOAN AGREEMENT, will comply with each of the following covenants:

          Section 12.1. No Transfers. The PLEDGOR will not sell, convey, or otherwise dispose of any of the COLLATERAL or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the COLLATERAL or the proceeds thereof, except as may be expressly consented to by the SECURED PARTIES in writing.

          Section 12.2. Warrant Title. The PLEDGOR will, at the PLEDGOR’S sole expense, warrant and defend the right, title, special property and security interests and pledges of the SECURED PARTIES in and to the COLLATERAL against the claims of any PERSON, firm, the CORPORATION, or other entity.

          Section 12.3. No Additional Shares. The PLEDGOR will not consent to or approve the issuance of any additional shares of any class of capital stock in the CORPORATION or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

          Section 12.4. Delivery Of Notices Concerning Collateral. The PLEDGOR agrees to promptly forward to the SECURED PARTIES, copies of any written notices or other communications received by the PLEDGOR which relate or pertain to the COLLATERAL.

          Section 12.5. Further Assurances. The PLEDGOR shall execute and deliver from time to time such writings, and documents which, in the reasonable opinion of the SECURED PARTIES or the SECURED PARTIES’ counsel, may be necessary to perfect, confirm, establish, reestablish, continue, or complete the security interests, pledges and liens of the SECURED PARTIES in the COLLATERAL, it being the intention of the PLEDGOR to provide hereby a full and absolute warranty of further assurance to the SECURED PARTIES.

4

          Section 12.6. Cooperation With Enforcement Activities. The PLEDGOR, upon the occurrence of an EVENT OF DEFAULT and the written request therefor by the SECURED PARTIES, will promptly execute and deliver to the SECURED PARTIES such documents, letters, or written representations as may reasonably be requested by the SECURED PARTIES or any broker, from time to time in order to accomplish the sale of all or any part of the COLLATERAL, including but not limited to, all forms and documents required under any applicable LAWS.

     Section 13. Waivers. No course of dealing between the PLEDGOR and the SECURED PARTIES, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the SECURED PARTIES hereunder or under any other agreement between the PLEDGOR and the SECURED PARTIES, or under any agreement between the SECURED PARTIES and the CORPORATION, shall operate as a waiver of any term or condition of this PLEDGE AGREEMENT; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 14. Sale Of Collateral.

          Section 14.1. Terms Of Sale. In addition to all other rights and remedies available to the SECURED PARTIES pursuant to any other agreements with the PLEDGOR or as otherwise provided by applicable LAWS, the SECURED PARTIES, may upon the occurrence of an EVENT OF DEFAULT sell or otherwise dispose of and deliver all or any portion of the COLLATERAL, in one or more parcels, at public or private sale or sales, at any exchange, broker’s board or at any location selected by the SECURED PARTIES, at such prices and on such terms as the SECURED PARTIES may deem best for cash or on credit, or for future delivery without assumption of any credit risk. Any such sale shall be in compliance with all applicable LAWS. Any purchaser of the COLLATERAL, including the SECURED PARTIES, shall purchase the COLLATERAL in whole or in part free of any right or equity of redemption in the PLEDGOR, which right or equity is hereby expressly waived and released by the PLEDGOR, to the extent permitted by applicable LAWS. The PLEDGOR acknowledges that the terms of sale for the COLLATERAL may include: (a) a requirement that the COLLATERAL be sold to only one individual purchaser for such purchaser’s own account and not as a representative of any purchaser; (b) a requirement that any purchaser of all or any part of the COLLATERAL represent in writing that such purchaser is purchasing the shares constituting the COLLATERAL for investment purposes only and without any intention to make a distribution thereof; (c) a requirement that the certificates for any PLEDGED STOCK bear a legend to the effect that the stock may not be resold without compliance with applicable federal and state securities laws; and (d) a requirement that any purchaser of the COLLATERAL make such representations and warranties to the SECURED PARTIES as deemed necessary by the SECURED PARTIES.

          Section 14.2. Delays In Sale; Private Sales. The PLEDGOR acknowledges that it will be commercially reasonable for the SECURED PARTIES to:(a) defer disposing of all or any portion of the COLLATERAL after an EVENT OF DEFAULT has occurred for as long as the CORPORATION or the SECURED PARTIES may require to comply with any requirements of applicable LAWS, notwithstanding the fact that the value of the COLLATERAL may decline during the time that disposition is deferred; and (b) sell all or any part of the COLLATERAL at private sale, subject to investment letter or in any other manner which will not require the COLLATERAL, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable LAW. The PLEDGOR acknowledges that the SECURED PARTIES may, in the SECURED PARTIES’ sole and absolute discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the COLLATERAL or any portions thereof than would otherwise be obtainable if the COLLATERAL were registered and sold in the open market. The PLEDGOR acknowledges that a private sale of the COLLATERAL would be a commercially reasonable sale.

          Section 14.3. Application Of Proceeds Of Disposition. The proceeds from any sale or from any other disposition of the COLLATERAL shall be applied as follows:

               a. First, to the costs and expenses incurred in connection with the sale or disposition of the COLLATERAL, including but not limited to all costs incurred in the care or safekeeping of the COLLATERAL, reasonable attorneys’ fees, broker’s commissions, appraiser’s fees and other expenses incurred by the SECURED PARTIES;

               b. Second, to the satisfaction of the OBLIGATIONS regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable;

5

               c. Third, to the payment of any other amounts or to such other application as required by applicable LAWS or as required by the decree, directive or injunction issued by a GOVERNMENTAL AUTHORITY; and

               d. Fourth, to the PLEDGOR to the extent of any surplus proceeds.

          Section 14.4. Notice; Procedures Of Sale. The SECURED PARTIES need not give more than ten (10) business days notice of the time and place of any public sale or of the time after which a private sale of any or all of the COLLATERAL may take place, which notice the PLEDGOR hereby agrees to be commercially reasonable. The SECURED PARTIES shall be entitled to purchase any or all of the COLLATERAL in any sale in the name or names of the SECURED PARTIES, or in the name of any designee or nominee of the SECURED PARTIES. In connection with any sale or transfer of any or all of the COLLATERAL, the nominee of the SECURED PARTIES shall have the right to execute any document or form, in the name of the SECURED PARTIES or in the name of the PLEDGOR, which may be necessary or desirable in order to implement such sale, including without limitation any forms required pursuant to Rule 144 promulgated by the Securities And Exchange Commission. The PLEDGOR hereby agrees to cooperate fully with the SECURED PARTIES in order to permit the SECURED PARTIES to sell, at foreclosure or other private sale, any or all of the COLLATERAL in compliance with all applicable LAWS.

     Section 15. Remedies And Rights Cumulative. The rights and remedies provided in this PLEDGE AGREEMENT and in the LOAN AGREEMENT or otherwise provided by any other agreement between the PLEDGOR and the SECURED PARTIES shall be cumulative, and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies.

     Section 16. Invalidity Of Any Part. If any provision or part of any provision of this PLEDGE AGREEMENT shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this PLEDGE AGREEMENT, and this PLEDGE AGREEMENT shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

     Section 17. Amendment Or Waiver. This PLEDGE AGREEMENT may be amended only by a writing duly executed by the PLEDGOR and by the ADMINISTRATIVE AGENT with the consent of those other SECURED PARTIES as may be required under the LOAN AGREEMENT. No waiver by the SECURED PARTIES of any of the provisions of this PLEDGE AGREEMENT or of any of the rights or remedies of the SECURED PARTIES with respect hereto shall be considered effective or enforceable unless in writing.

     Section 18. Fees And Expenses; Indemnification. The PLEDGOR shall pay all fees, expenses, costs and charges, including reasonable attorney’s fees, which may be incurred by the SECURED PARTIES in connection with enforcing any term or provision of this PLEDGE AGREEMENT. The PLEDGOR shall indemnify and hold the SECURED PARTIES harmless from and against, and reimburse the SECURED PARTIES with respect to, any and all loss, damage, liability, cost or expense (including reasonable attorneys’ fees) incurred by the SECURED PARTIES from time to time which in any manner relate or pertain to this PLEDGE AGREEMENT and the actions and transactions contemplated herein. The foregoing indemnification obligation shall include, but is not limited to, indemnification of the SECURED PARTIES with respect to all claims brought against the SECURED PARTIES based upon allegations that any prospectus, memorandum or other disclosure document furnished to the purchaser of any of the COLLATERAL contains any untrue or allegedly untrue statement of a material fact which statement is derived from statements or representations made by the PLEDGOR.

     Section 19. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the PLEDGOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the PLEDGOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight

6

delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

MANUFACTURERS AND TRADERS TRUST COMPANY,
As Administrative Agent
25 S. Charles Street, 12th Floor
Baltimore, Maryland 21201
Attn: Hugh E. Giorgio, Vice President
Facsimile: (410) 244-4447

          If to the PLEDGOR:

MARTEK BIOSCIENCES CORPORATION
6480 Dobbin Road
Columbia, Maryland 21045
Attn.: George P. Barker, Esquire
Fax No.: (410) 740-2985

          With A Courtesy Copy To:

HOGAN & HARTSON L.L.P.
111 South Calvert Street, Suite 1600
Baltimore, Maryland 21202
Attn.: Kevin G. Gralley, Esquire
Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the PLEDGOR in the manner provided herein.

     Section 20. Binding Effect. This PLEDGE AGREEMENT shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto.

     Section 21. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this PLEDGE AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this PLEDGE AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this PLEDGE AGREEMENT or which occurred or were to occur as a direct or indirect result of this PLEDGE AGREEMENT having been executed.

     Section 22. Consent To Jurisdiction; Agreement As To Venue. The PLEDGOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists, of the United States District Court For The District Of Maryland. The PLEDGOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 23. Photocopies Sufficient. The PLEDGOR agrees that the SECURED PARTIES may record photographic or carbon copies of this PLEDGE AGREEMENT or any financing statement executed by the PLEDGOR in connection with this transaction, and that such copies shall be as fully effective and valid as original documents.

     Section 24. Number, Gender And Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this PLEDGE AGREEMENT.

7

     Section 25. Final Agreement. This PLEDGE AGREEMENT contains the final and entire understanding of the parties relating to the pledge and assignment of the PLEDGED STOCK and any terms and conditions not set forth in this PLEDGE AGREEMENT relating to the pledge and assignment of the PLEDGED STOCK are not a part of this PLEDGE AGREEMENT and the understandings of the parties.

     Section 26. Actions Against Secured Parties. Any action brought by the PLEDGOR against the SECURED PARTIES which is based, directly or indirectly, upon this PLEDGE AGREEMENT or any matter related to this PLEDGE AGREEMENT or any action taken by the SECURED PARTIES in enforcing or construing this PLEDGE AGREEMENT shall be brought only in the courts of the State of Maryland. The PLEDGOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the PLEDGOR against the SECURED PARTIES in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

     Section 27. Waiver Of Trial By Jury. The PLEDGOR and the SECURED PARTIES, by their execution and acceptance, respectively, of this PLEDGE AGREEMENT, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this PLEDGE AGREEMENT or which in any way relates, directly or indirectly, to this PLEDGE AGREEMENT or any event, transaction, or occurrence arising out of or in any way connected with this PLEDGE AGREEMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

8

     IN WITNESS WHEREOF, the parties have duly executed this PLEDGE AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:	THE PLEDGOR:

MARTEK BIOSCIENCES CORPORATION,
A Delaware Corporation

	By:	/s/ Peter L. Buzy	(SEAL)

Peter L. Buzy,
Chief Financial Officer

9

ACKNOWLEDGMENT AND AGREEMENT OF CORPORATION

     MARTEK BIOSCIENCES BOULDER CORPORATION, a Delaware corporation (“CORPORATION”), acknowledges this      day of January, 2004, the receipt of an executed copy of the Stock Pledge Agreement (“PLEDGE AGREEMENT”) annexed hereto from MARTEK BIOSCIENCES CORPORATION (“PLEDGOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among the PLEDGOR, the ADMINISTRATIVE AGENT, and the LENDERS (hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES”). The CORPORATION agrees to evidence such receipt and acknowledgment, and the pledges and security interests granted to the SECURED PARTIES therein, upon the stock registry and books and records of the CORPORATION. The CORPORATION consents to each of the pledges, grants of security interests, liens and covenants and agreements of the PLEDGOR set forth in the PLEDGE AGREEMENT. The CORPORATION agrees that the CORPORATION will not make any payments or take any actions which would cause the PLEDGOR to be in violation of the terms of the PLEDGE AGREEMENT, or which would otherwise not be in compliance with the PLEDGE AGREEMENT. The CORPORATION agrees to pay to the SECURED PARTIES upon the written request of the SECURED PARTIES all cash dividends and other distributions which in the absence of the SECURED PARTIES’ request would otherwise be payable to the PLEDGOR.

WITNESS/ATTEST:	MARTEK BIOSCIENCES BOULDER CORPORATION,
A Delaware Corporation

	By:	/s/ Peter L. Buzy	(SEAL)

Peter L. Buzy,
Chief Financial Officer and Treasures

Date: January 26, 2004

10

STOCK PLEDGE AGREEMENT
(Stock In Martek Biosciences Kingstree Corporation)

     THIS STOCK PLEDGE AGREEMENT (“PLEDGE AGREEMENT”) is made as of this 26th day of January, 2004, by MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“PLEDGOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among the PLEDGOR, the ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., as Syndication Agent, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

     The LENDERS have agreed to provide credit facilities (collectively, “LOANS”) to the PLEDGOR in accordance with the terms of the LOAN AGREEMENT. The terms of the LOAN AGREEMENT require that the PLEDGOR secure the LOANS inter alia with the pledge of the PLEDGOR’S stock ownership in Martek Biosciences Kingstree Corporation. The PLEDGOR has executed and delivered this PLEDGE AGREEMENT in order to satisfy such requirements.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the PLEDGOR agrees as follows:

     Section 1. Definitions. As used in this PLEDGE AGREEMENT, the following terms have the following meanings. Terms defined in this Section 1 or elsewhere in this PLEDGE AGREEMENT are in all capital letters throughout this PLEDGE AGREEMENT. The singular use of any defined term includes the plural and the plural use includes the singular.

          Section 1.1. Account, Chattel Paper, Deposit Account, Document, General Intangibles, Instrument, Investment Property, Letter-Of-Credit Right, And Payment Intangible. The terms “ACCOUNT,” “CHATTEL PAPER,” “DEPOSIT ACCOUNT,” “DOCUMENT,” “GENERAL INTANGIBLES,” “INSTRUMENT,” “INVESTMENT PROPERTY,” “LETTER-OF-CREDIT RIGHT,” and “PAYMENT INTANGIBLE” shall have the same respective meanings as are given to those terms in the Uniform Commercial Code-Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended from time to time.

          Section 1.2. Collateral. The term “COLLATERAL” collectively means:(a) the PLEDGED STOCK and the proceeds, profits, and products of the PLEDGED STOCK; (b) all dividends (cash and stock) and distributions of any kind made from time to time with respect to the PLEDGED STOCK or which arise as a result of the ownership of the PLEDGED STOCK; (c) all certificates representing the PLEDGED STOCK and certificates representing any subsequent stock dividends or other distributions of stock paid or made in connection with the PLEDGED STOCK; (d) all distributions of cash or stock made in connection with or arising from any increase or reduction of capital, reclassification, merger, consolidation, stock split or other transactions involving the CORPORATION or the PLEDGED STOCK; (e) all options, warrants or rights of the PLEDGOR with respect to the CORPORATION and/or the PLEDGED STOCK, whether as an addition to or in substitution or in exchange for the PLEDGED STOCK; (f) all ACCOUNTS, CHATTEL PAPER, DEPOSIT ACCOUNTS, DOCUMENTS, GENERAL INTANGIBLES, INSTRUMENTS, INVESTMENT PROPERTY, LETTER-OF-CREDIT RIGHTS, and PAYMENT INTANGIBLES of the PLEDGOR which arise out of or relate in any respect to the PLEDGED STOCK or the ownership by the PLEDGOR of the PLEDGED STOCK; (g) the products and proceeds of all of the foregoing; and (h) all RECORDS relating or pertaining to any of the foregoing.

          Section 1.3. Corporation. The term “CORPORATION” means Martek Biosciences Kingstree Corporation, a Delaware corporation.

          Section 1.4. Event Of Default. The term “EVENT OF DEFAULT” has the meaning provided to such term in the LOAN AGREEMENT.

          Section 1.5. Governmental Authority. The term “GOVERNMENTAL AUTHORITY” means any nation or government, any state or other political subdivision thereof and any municipality, court or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Section 1.6. Laws. The term “LAWS” means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any GOVERNMENTAL AUTHORITY.

          Section 1.7. Obligations. The term “OBLIGATIONS” shall have the same meaning as given to that term in the LOAN AGREEMENT.

          Section 1.8. Person. The term “PERSON” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, business trust, unincorporated organization, joint venture, court, or GOVERNMENTAL AUTHORITY.

          Section 1.9. Pledged Stock. The term “PLEDGED STOCK” means all shares of stock of the CORPORATION owned by the PLEDGOR and all additional shares of stock in the CORPORATION acquired by the PLEDGOR from time to time in any manner, together with all rights, options, and issuances therefrom, including but not limited to one hundred (100) shares of the common stock of the CORPORATION, as evidenced by Certificate No. 2.

          Section 1.10. Records. The term “RECORDS” means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

     Section 2. Pledge; Grant Of Security Interests And Liens. In order to secure the payment and performance of the OBLIGATIONS when and as due, the PLEDGOR hereby assigns, grants and pledges to the SECURED PARTIES a continuing first priority security interest, pledge and lien in and to all of the COLLATERAL, whether now owned or hereafter acquired by the PLEDGOR, together with all substitutions, replacements, renewals, products and proceeds thereof. Future advances are secured. The PLEDGOR agrees to execute and deliver to the SECURED PARTIES such UCC-1 and other public filings as the SECURED PARTIES request to evidence in the public records the pledge and granting of security interests and liens from the PLEDGOR to the SECURED PARTIES provided for in this PLEDGE AGREEMENT.

     Section 3. Delivery Of Certificates. The PLEDGOR shall deliver to the ADMINISTRATIVE AGENT any certificates representing the PLEDGED STOCK, together with stock powers duly executed by the PLEDGOR in accordance with the SECURED PARTIES’ instructions.

     Section 4. Future Receipt Of Collateral. Except as expressly authorized to the contrary by the terms of this PLEDGE AGREEMENT or as otherwise agreed to by the SECURED PARTIES, the PLEDGOR shall accept as the agent and in trust for the SECURED PARTIES all COLLATERAL received by the PLEDGOR after the date of this PLEDGE AGREEMENT, and shall promptly deliver all of such COLLATERAL to the SECURED PARTIES.

     Section 5. Voting Rights; Rights Incidental To Collateral. Unless an EVENT OF DEFAULT has occurred and is continuing and the SECURED PARTIES shall have provided the written election described below, the PLEDGOR shall retain all voting rights with respect to the PLEDGED STOCK, not inconsistent with the terms of this PLEDGE AGREEMENT, and, for that purpose, the SECURED PARTIES shall execute and deliver to the PLEDGOR any necessary proxies. Immediately upon the occurrence and during the continuance of an EVENT OF DEFAULT and without regard as to whether the PLEDGED STOCK has been registered in the names of the SECURED PARTIES or the nominee of the SECURED PARTIES, the SECURED PARTIES shall have the right (but not the obligation) to make a written election to exercise all voting rights as to the PLEDGED STOCK, together with all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if the SECURED PARTIES were the absolute owner thereof, including, without limitation, the right to exchange any or all of the PLEDGED STOCK upon the merger, consolidation, reorganization, recapitalization or other readjustment of the CORPORATION, or upon the exercise by the CORPORATION of any right, privilege, or option pertaining to the PLEDGED STOCK, and, in connection therewith, to deliver any of the PLEDGED STOCK to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the SECURED PARTIES may determine to be appropriate, all without liability except to account for property actually received by the SECURED PARTIES or the nominee of the SECURED PARTIES. The

2

SECURED PARTIES shall have no duty to exercise any of the aforesaid rights, privileges or options. The SECURED PARTIES shall not be deemed or construed to have exercised any voting rights with respect to the PLEDGED STOCK unless and until the SECURED PARTIES have made the above-described written election to exercise such voting rights.

     Section 6. Cash Dividends And Cash Distributions. All cash dividends and cash distributions made upon the PLEDGED STOCK shall be paid to the PLEDGOR until the occurrence of an EVENT OF DEFAULT except to the extent otherwise prohibited by the terms and conditions of the LOAN AGREEMENT or any other agreements between the PLEDGOR and/or the CORPORATION and the SECURED PARTIES. During the continuance of any EVENT OF DEFAULT, all cash dividends and cash distributions shall be paid to the SECURED PARTIES, and if any such dividends or distributions are paid to the PLEDGOR, the PLEDGOR shall accept the same as the SECURED PARTIES’ agent, in trust for the SECURED PARTIES, and shall deliver such dividends or distributions forthwith to the SECURED PARTIES in exactly the form received with, as applicable, the PLEDGOR’S endorsement thereon. During the continuance of any EVENT OF DEFAULT, all cash dividends, cash distributions, and other distributions paid with respect to the PLEDGED STOCK shall be applied to the repayment of the OBLIGATIONS, in such order of application as the SECURED PARTIES determine, regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable.

     Section 7. Warranties And Representations. The PLEDGOR represents and warrants to the SECURED PARTIES that:

          Section 7.1. Authority. The PLEDGOR has, and has duly exercised, all requisite power and authority to enter into this PLEDGE AGREEMENT, to pledge the PLEDGED STOCK for the purposes described herein and to carry out the transactions contemplated by this PLEDGE AGREEMENT.

          Section 7.2. Ownership. The PLEDGOR is the sole registered, legal and beneficial owner of one hundred percent (100%) of the issued and outstanding common stock of the CORPORATION, calculated on a fully diluted basis.

          Section 7.3. Status Of Pledged Stock. All of the shares of the PLEDGED STOCK currently outstanding have been duly and validly issued, are fully paid and nonassessable, and are owned by the PLEDGOR free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for the security interests and pledges granted herein and in the LOAN AGREEMENT.

          Section 7.4. No Violation Of Restrictions. The execution and delivery of this PLEDGE AGREEMENT by the PLEDGOR and the consent by the CORPORATION thereto, and the performance of this PLEDGE AGREEMENT in accordance with its stated terms, will not violate or constitute a default under the terms of any organizational documents of the CORPORATION, or any agreement, restrictive shareholder’s agreement, indenture or other instrument, license, judgment, decree, order, or LAWS applicable to or binding upon the PLEDGOR, the CORPORATION, the PLEDGED STOCK, or any of the property of the PLEDGOR or the CORPORATION.

          Section 7.5. Approvals. No approvals, consents, orders, authorizations, or licenses are required from any PERSON or GOVERNMENTAL AUTHORITY for the execution and delivery by the PLEDGOR of this AGREEMENT and the consummation of the transactions described herein.

          Section 7.6. Restrictions. There are no restrictions upon the voting rights or upon the transfer of any of the PLEDGED STOCK other than as physically appear upon the face of the certificates evidencing the PLEDGED STOCK.

          Section 7.7. Valid And Binding Obligation. This PLEDGE AGREEMENT is the valid and binding obligation of the PLEDGOR, fully enforceable in accordance with all stated terms.

          Section 7.8. Valid Pledge And Lien. The pledge of the COLLATERAL pursuant to this PLEDGE AGREEMENT creates a valid and perfected first priority lien in the COLLATERAL securing the payment and performance of the OBLIGATIONS.

3

          Section 7.9. No Margin Stock. The PLEDGED STOCK is not “Margin Stock,” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 221).

     Section 8. No Duties Other Than Custodial Duties. The SECURED PARTIES shall have no duty with respect to any of the COLLATERAL other than the duty to use reasonable care in maintaining the safe physical custody of the certificates evidencing the PLEDGED STOCK.

     Section 9. Secured Parties Have No Obligation To Monitor Collateral. The SECURED PARTIES shall have no duty or responsibility for collecting or receiving any amounts payable on or with respect to the PLEDGED STOCK or any of the other COLLATERAL or for ascertaining, monitoring, or enforcing any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to the PLEDGED STOCK or any of the other COLLATERAL or for informing the PLEDGOR with respect to any of such matters. The SECURED PARTIES shall have no liability to the PLEDGOR for any decline in the value of the PLEDGED STOCK which may occur while the COLLATERAL is subject to the terms of this PLEDGE AGREEMENT. The PLEDGOR represents to the SECURED PARTIES that the PLEDGOR has made its own arrangements for keeping informed of changes or potential changes affecting the COLLATERAL, including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights.

     Section 10. Reporting Of Income. All income, dividends, earnings and profits with respect to the COLLATERAL shall be reported for federal and state income tax purposes as attributable to the PLEDGOR and not to the SECURED PARTIES. The CORPORATION and any other PERSON authorized to report income distributions or earnings are authorized to issue any required reports and forms indicating the PLEDGOR as the sole recipient of such distributions or earnings.

     Section 11. No Obligation To Preserve Rights. The SECURED PARTIES shall be under no obligation to take any steps to preserve rights or privileges in or to the COLLATERAL against any PERSON.

     Section 12. Covenants Of Pledgor. The PLEDGOR agrees that, until all of the OBLIGATIONS have been paid, performed and satisfied in full, the PLEDGOR, in addition to the covenants of the PLEDGOR set forth in the LOAN AGREEMENT, will comply with each of the following covenants:

          Section 12.1. No Transfers. The PLEDGOR will not sell, convey, or otherwise dispose of any of the COLLATERAL or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the COLLATERAL or the proceeds thereof, except as may be expressly consented to by the SECURED PARTIES in writing.

          Section 12.2. Warrant Title. The PLEDGOR will, at the PLEDGOR’S sole expense, warrant and defend the right, title, special property and security interests and pledges of the SECURED PARTIES in and to the COLLATERAL against the claims of any PERSON, firm, the CORPORATION, or other entity.

          Section 12.3. No Additional Shares. The PLEDGOR will not consent to or approve the issuance of any additional shares of any class of capital stock in the CORPORATION or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

          Section 12.4. Delivery Of Notices Concerning Collateral. The PLEDGOR agrees to promptly forward to the SECURED PARTIES, copies of any written notices or other communications received by the PLEDGOR which relate or pertain to the COLLATERAL.

          Section 12.5. Further Assurances. The PLEDGOR shall execute and deliver from time to time such writings, and documents which, in the reasonable opinion of the SECURED PARTIES or the SECURED PARTIES’ counsel, may be necessary to perfect, confirm, establish, reestablish, continue, or complete the security interests, pledges and liens of the SECURED PARTIES in the COLLATERAL, it being the intention of the PLEDGOR to provide hereby a full and absolute warranty of further assurance to the SECURED PARTIES.

4

          Section 12.6. Cooperation With Enforcement Activities. The PLEDGOR, upon the occurrence of an EVENT OF DEFAULT and the written request therefor by the SECURED PARTIES, will promptly execute and deliver to the SECURED PARTIES such documents, letters, or written representations as may reasonably be requested by the SECURED PARTIES or any broker, from time to time in order to accomplish the sale of all or any part of the COLLATERAL, including but not limited to, all forms and documents required under any applicable LAWS.

     Section 13. Waivers. No course of dealing between the PLEDGOR and the SECURED PARTIES, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the SECURED PARTIES hereunder or under any other agreement between the PLEDGOR and the SECURED PARTIES, or under any agreement between the SECURED PARTIES and the CORPORATION, shall operate as a waiver of any term or condition of this PLEDGE AGREEMENT; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 14. Sale Of Collateral.

          Section 14.1. Terms Of Sale. In addition to all other rights and remedies available to the SECURED PARTIES pursuant to any other agreements with the PLEDGOR or as otherwise provided by applicable LAWS, the SECURED PARTIES, may upon the occurrence of an EVENT OF DEFAULT sell or otherwise dispose of and deliver all or any portion of the COLLATERAL, in one or more parcels, at public or private sale or sales, at any exchange, broker’s board or at any location selected by the SECURED PARTIES, at such prices and on such terms as the SECURED PARTIES may deem best for cash or on credit, or for future delivery without assumption of any credit risk. Any such sale shall be in compliance with all applicable LAWS. Any purchaser of the COLLATERAL, including the SECURED PARTIES, shall purchase the COLLATERAL in whole or in part free of any right or equity of redemption in the PLEDGOR, which right or equity is hereby expressly waived and released by the PLEDGOR, to the extent permitted by applicable LAWS. The PLEDGOR acknowledges that the terms of sale for the COLLATERAL may include: (a) a requirement that the COLLATERAL be sold to only one individual purchaser for such purchaser’s own account and not as a representative of any purchaser; (b) a requirement that any purchaser of all or any part of the COLLATERAL represent in writing that such purchaser is purchasing the shares constituting the COLLATERAL for investment purposes only and without any intention to make a distribution thereof; (c) a requirement that the certificates for any PLEDGED STOCK bear a legend to the effect that the stock may not be resold without compliance with applicable federal and state securities laws; and (d) a requirement that any purchaser of the COLLATERAL make such representations and warranties to the SECURED PARTIES as deemed necessary by the SECURED PARTIES.

          Section 14.2. Delays In Sale; Private Sales. The PLEDGOR acknowledges that it will be commercially reasonable for the SECURED PARTIES to:(a) defer disposing of all or any portion of the COLLATERAL after an EVENT OF DEFAULT has occurred for as long as the CORPORATION or the SECURED PARTIES may require to comply with any requirements of applicable LAWS, notwithstanding the fact that the value of the COLLATERAL may decline during the time that disposition is deferred; and (b) sell all or any part of the COLLATERAL at private sale, subject to investment letter or in any other manner which will not require the COLLATERAL, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable LAW. The PLEDGOR acknowledges that the SECURED PARTIES may, in the SECURED PARTIES’ sole and absolute discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the COLLATERAL or any portions thereof than would otherwise be obtainable if the COLLATERAL were registered and sold in the open market. The PLEDGOR acknowledges that a private sale of the COLLATERAL would be a commercially reasonable sale.

          Section 14.3. Application Of Proceeds Of Disposition. The proceeds from any sale or from any other disposition of the COLLATERAL shall be applied as follows:

               a. First, to the costs and expenses incurred in connection with the sale or disposition of the COLLATERAL, including but not limited to all costs incurred in the care or safekeeping of the COLLATERAL, reasonable attorneys’ fees, broker’s commissions, appraiser’s fees and other expenses incurred by the SECURED PARTIES;

               b. Second, to the satisfaction of the OBLIGATIONS regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable;

5

               c. Third, to the payment of any other amounts or to such other application as required by applicable LAWS or as required by the decree, directive or injunction issued by a GOVERNMENTAL AUTHORITY; and

               d. Fourth, to the PLEDGOR to the extent of any surplus proceeds.

          Section 14.4. Notice; Procedures Of Sale. The SECURED PARTIES need not give more than ten (10) business days notice of the time and place of any public sale or of the time after which a private sale of any or all of the COLLATERAL may take place, which notice the PLEDGOR hereby agrees to be commercially reasonable. The SECURED PARTIES shall be entitled to purchase any or all of the COLLATERAL in any sale in the name or names of the SECURED PARTIES, or in the name of any designee or nominee of the SECURED PARTIES. In connection with any sale or transfer of any or all of the COLLATERAL, the nominee of the SECURED PARTIES shall have the right to execute any document or form, in the name of the SECURED PARTIES or in the name of the PLEDGOR, which may be necessary or desirable in order to implement such sale, including without limitation any forms required pursuant to Rule 144 promulgated by the Securities And Exchange Commission. The PLEDGOR hereby agrees to cooperate fully with the SECURED PARTIES in order to permit the SECURED PARTIES to sell, at foreclosure or other private sale, any or all of the COLLATERAL in compliance with all applicable LAWS.

     Section 15. Remedies And Rights Cumulative. The rights and remedies provided in this PLEDGE AGREEMENT and in the LOAN AGREEMENT or otherwise provided by any other agreement between the PLEDGOR and the SECURED PARTIES shall be cumulative, and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies.

     Section 16. Invalidity Of Any Part. If any provision or part of any provision of this PLEDGE AGREEMENT shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this PLEDGE AGREEMENT, and this PLEDGE AGREEMENT shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

     Section 17. Amendment Or Waiver. This PLEDGE AGREEMENT may be amended only by a writing duly executed by the PLEDGOR and by the ADMINISTRATIVE AGENT with the consent of those other SECURED PARTIES as may be required under the LOAN AGREEMENT. No waiver by the SECURED PARTIES of any of the provisions of this PLEDGE AGREEMENT or of any of the rights or remedies of the SECURED PARTIES with respect hereto shall be considered effective or enforceable unless in writing.

     Section 18. Fees And Expenses; Indemnification. The PLEDGOR shall pay all fees, expenses, costs and charges, including reasonable attorney’s fees, which may be incurred by the SECURED PARTIES in connection with enforcing any term or provision of this PLEDGE AGREEMENT. The PLEDGOR shall indemnify and hold the SECURED PARTIES harmless from and against, and reimburse the SECURED PARTIES with respect to, any and all loss, damage, liability, cost or expense (including reasonable attorneys’ fees) incurred by the SECURED PARTIES from time to time which in any manner relate or pertain to this PLEDGE AGREEMENT and the actions and transactions contemplated herein. The foregoing indemnification obligation shall include, but is not limited to, indemnification of the SECURED PARTIES with respect to all claims brought against the SECURED PARTIES based upon allegations that any prospectus, memorandum or other disclosure document furnished to the purchaser of any of the COLLATERAL contains any untrue or allegedly untrue statement of a material fact which statement is derived from statements or representations made by the PLEDGOR.

     Section 19. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the PLEDGOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the PLEDGOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight

6

delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

MANUFACTURERS AND TRADERS TRUST COMPANY,
As Administrative Agent
25 S. Charles Street, 12th Floor
Baltimore, Maryland 21201
Attn: Hugh E. Giorgio, Vice President
Facsimile: (410) 244-4447

               If to the PLEDGOR:

MARTEK BIOSCIENCES CORPORATION
6480 Dobbin Road
Columbia, Maryland 21045
Attn.: George P. Barker, Esquire
Fax No.: (410) 740-2985

               With A Courtesy Copy To:

HOGAN & HARTSON L.L.P.
111 South Calvert Street, Suite 1600
Baltimore, Maryland 21202
Attn.: Kevin G. Gralley, Esquire
Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the PLEDGOR in the manner provided herein.

     Section 20. Binding Effect. This PLEDGE AGREEMENT shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto.

     Section 21. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this PLEDGE AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this PLEDGE AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this PLEDGE AGREEMENT or which occurred or were to occur as a direct or indirect result of this PLEDGE AGREEMENT having been executed.

     Section 22. Consent To Jurisdiction; Agreement As To Venue. The PLEDGOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists, of the United States District Court For The District Of Maryland. The PLEDGOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 23. Photocopies Sufficient. The PLEDGOR agrees that the SECURED PARTIES may record photographic or carbon copies of this PLEDGE AGREEMENT or any financing statement executed by the PLEDGOR in connection with this transaction, and that such copies shall be as fully effective and valid as original documents.

     Section 24. Number, Gender And Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this PLEDGE AGREEMENT.

7

     Section 25. Final Agreement. This PLEDGE AGREEMENT contains the final and entire understanding of the parties relating to the pledge and assignment of the PLEDGED STOCK and any terms and conditions not set forth in this PLEDGE AGREEMENT relating to the pledge and assignment of the PLEDGED STOCK are not a part of this PLEDGE AGREEMENT and the understandings of the parties.

     Section 26. Actions Against Secured Parties. Any action brought by the PLEDGOR against the SECURED PARTIES which is based, directly or indirectly, upon this PLEDGE AGREEMENT or any matter related to this PLEDGE AGREEMENT or any action taken by the SECURED PARTIES in enforcing or construing this PLEDGE AGREEMENT shall be brought only in the courts of the State of Maryland. The PLEDGOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the PLEDGOR against the SECURED PARTIES in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

     Section 27. Waiver Of Trial By Jury. The PLEDGOR and the SECURED PARTIES, by their execution and acceptance, respectively, of this PLEDGE AGREEMENT, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this PLEDGE AGREEMENT or which in any way relates, directly or indirectly, to this PLEDGE AGREEMENT or any event, transaction, or occurrence arising out of or in any way connected with this PLEDGE AGREEMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

8

     IN WITNESS WHEREOF, the parties have duly executed this PLEDGE AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:	THE PLEDGOR:

MARTEK BIOSCIENCES CORPORATION,
A Delaware Corporation

/s/ Peter L. Buzy
	By:		(SEAL)
Peter L. Buzy,
Chief Financial Officer

9

ACKNOWLEDGMENT AND AGREEMENT OF CORPORATION

     MARTEK BIOSCIENCES KINGSTREE CORPORATION, a Delaware corporation (“CORPORATION”), acknowledges this         day of January, 2004, the receipt of an executed copy of the Stock Pledge Agreement (“PLEDGE AGREEMENT”) annexed hereto from MARTEK BIOSCIENCES CORPORATION (“PLEDGOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to a Loan And Security Agreement (“LOAN AGREEMENT”) of even date herewith by and among the PLEDGOR, the ADMINISTRATIVE AGENT, and the LENDERS (hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES”). The CORPORATION agrees to evidence such receipt and acknowledgment, and the pledges and security interests granted to the SECURED PARTIES therein, upon the stock registry and books and records of the CORPORATION. The CORPORATION consents to each of the pledges, grants of security interests, liens and covenants and agreements of the PLEDGOR set forth in the PLEDGE AGREEMENT. The CORPORATION agrees that the CORPORATION will not make any payments or take any actions which would cause the PLEDGOR to be in violation of the terms of the PLEDGE AGREEMENT, or which would otherwise not be in compliance with the PLEDGE AGREEMENT. The CORPORATION agrees to pay to the SECURED PARTIES upon the written request of the SECURED PARTIES all cash dividends and other distributions which in the absence of the SECURED PARTIES’ request would otherwise be payable to the PLEDGOR.

WITNESS/ATTEST:	MARTEK BIOSCIENCES KINGSTREE CORPORATION,
A Delaware Corporation

	By:	/s/ Peter L. Buzy	(SEAL)

Peter L. Buzy,
Chief Financial Officer and Treasures

Date: January 26, 2004

10